                        AMERCO EMPLOYEE SAVINGS,
                        -----------------------

                           PROFIT SHARING AND
                           ------------------

                     EMPLOYEE STOCK OWNERSHIP PLAN
                     -----------------------------

                        TABLE OF CONTENTS

                                                                        PAGE


PREAMBLE AND INTRODUCTION................................................-1-

ARTICLE ONE - EFFECTIVE DATE.............................................-2-
        1.1.    EFFECTIVE DATE...........................................-2-

ARTICLE TWO - DEFINITIONS AND CONSTRUCTION...............................-2-
        2.1.    DEFINITIONS..............................................-2-
        2.2.    TOP HEAVY PLAN PROVISIONS...............................-13-
        2.3.    HIGHLY COMPENSATED EMPLOYEE.............................-15-
        2.4.    CONSTRUCTION............................................-16-

ARTICLE THREE - ELIGIBILITY AND PARTICIPATION...........................-17-
        3.1.    ELIGIBILITY.............................................-17-
        3.2.    PARTICIPATION...........................................-17-
        3.3.    CREDITING OF SERVICE....................................-19-
        3.4.    EFFECT OF REHIRING......................................-20-
        3.5.    AFFILIATED EMPLOYERS....................................-20-
        3.6.    TRANSFERS TO AND FROM AN ELIGIBLE CLASS OF EMPLOYEES....-20-
        3.7.    LEASED EMPLOYEES........................................-21-

ARTICLE FOUR - EMPLOYEE CONTRIBUTIONS...................................-21-
        4.1.    PRE-TAX CONTRIBUTIONS...................................-21-
        4.2.    PRE-TAX CONTRIBUTIONS--DOLLAR LIMITATION................-22-
        4.3.    LIMITATION ON CONTRIBUTIONS OF HIGHLY
                COMPENSATED EMPLOYEES...................................-22-
        4.4.    DESIGNATION AND CHANGE OF DESIGNATION OF
                PRE-TAX CONTRIBUTIONS...................................-25-
        4.5.    SUSPENSION OF PRE-TAX CONTRIBUTIONS.....................-26-
        4.6.    AFTER-TAX CONTRIBUTIONS.................................-26-
        4.7.    ROLLOVER CONTRIBUTIONS..................................-26-

ARTICLE FIVE - EMPLOYER CONTRIBUTIONS...................................-27-
        5.1.    PROFIT SHARING CONTRIBUTIONS............................-27-
        5.2.    ESOP CONTRIBUTIONS......................................-28-
        5.3.    ATOP HEAVY@ CONTRIBUTIONS...............................-28-
        5.4.    EMPLOYER MATCHING CONTRIBUTIONS.........................-28-
        5.5.    PAYMENT OF EMPLOYER MATCHING CONTRIBUTIONS,
                PROFIT SHARING CONTRIBUTIONS AND ESOP CONTRIBUTIONS.....-31-

        5.6.    CONDITIONAL NATURE OF CONTRIBUTIONS.....................-31-

ARTICLE SIX - INVESTMENT OF CONTRIBUTIONS...............................-32-
        6.1.    PARTICIPANT DIRECTED INDIVIDUAL ACCOUNT PLAN............-32-
        6.2.    DIRECTION BY PARTICIPANT................................-33-
        6.3.    CHANGE IN INVESTMENT DIRECTIONS.........................-36-
        6.4.    TRANSFERS BETWEEN INVESTMENT FUNDS......................-36-
        6.5.    LOANS TO PLAN PARTICIPANTS..............................-37-
        6.6.    LIFE INSURANCE..........................................-39-

ARTICLE SEVEN - THE ESOP FUND...........................................-41-
        7.1.    ESOP FUND...............................................-41-
        7.2.    LOANS TO ACQUIRE EMPLOYER SECURITIES....................-41-
        7.3.    TERMS OF LOANS TO ACQUIRE EMPLOYER SECURITIES...........-42-
        7.4.    THE LOAN SUSPENSE ACCOUNT...............................-43-
        7.5.    PUT OPTION..............................................-43-
        7.6.    RIGHT OF FIRST REFUSAL..................................-45-
        7.7.    NONTERMINABLE PROTECTIONS AND RIGHTS....................-46-

ARTICLE EIGHT - ACCOUNTING..............................................-47-
        8.1.    INDIVIDUAL ACCOUNTS.....................................-47-
        8.2.    ALLOCATION OF CONTRIBUTIONS.............................-47-
        8.3.    VALUATION AND ADJUSTMENT................................-50-
        8.4.    STATEMENTS TO PARTICIPANTS..............................-51-
        8.5.    LIMITATION ON ANNUAL ADDITIONS..........................-51-
        8.6.    VALUATION OF EMPLOYER SECURITIES........................-54-

ARTICLE NINE - WITHDRAWALS PRIOR TO TERMINATION OF EMPLOYMENT...........-54-
        9.1.    WITHDRAWALS FROM THE AFTER-TAX CONTRIBUTION
                ACCOUNT.................................................-54-
        9.2.    IN-SERVICE WITHDRAWALS FROM THE EMPLOYER
                MATCHING CONTRIBUTION ACCOUNT AND THE PROFIT
                SHARING ACCOUNT.........................................-55-
        9.3.    WITHDRAWALS FROM THE PRE-TAX CONTRIBUTIONS
                AND ROLLOVER CONTRIBUTIONS ACCOUNTS.....................-56-
        9.4.    WITHDRAWALS OF AMOUNTS CREDITED TO THE ESOP
                FUND, PROFIT SHARING ACCOUNTS AND EMPLOYER
                MATCHING CONTRIBUTIONS ACCOUNTS.........................-58-
        9.5.    LIMITATIONS ON WITHDRAWALS..............................-58-
        9.6.    SPOUSAL CONSENT.........................................-58-

ARTICLE TEN - VESTING...................................................-59-
        10.1.   VESTING IN THE AFTER-TAX CONTRIBUTION ACCOUNT,
                PRE-TAX CONTRIBUTION ACCOUNT,  EMPLOYER
                MATCHING CONTRIBUTION ACCOUNT, AND ROLLOVER
                CONTRIBUTION ACCOUNT....................................-59-
        10.2.   VESTING IN THE ESOP ACCOUNT AND PROFIT SHARING
                ACCOUNT.................................................-59-
        10.3.   DETERMINATION OF VESTED INTEREST IN ESOP ACCOUNT
                AND PROFIT SHARING ACCOUNT IN THE EVENT OF
                TERMINATION OF EMPLOYMENT...............................-59-
        10.4.   RESTORATION OF FORFEITURES..............................-61-
        10.5.   AMENDMENTS TO VESTING SCHEDULE..........................-61-

ARTICLE ELEVEN - DISTRIBUTION OF BENEFITS...............................-62-
        11.1.   NORMAL AND LATE RETIREMENT..............................-62-
        11.2.   DISABILITY RETIREMENT...................................-62-
        11.3.   DEATH...................................................-62-
        11.4.   OTHER SEPARATIONS FROM EMPLOYMENT.......................-63-
        11.5.   TIME OF DISTRIBUTION OF BENEFITS........................-63-
        11.6.   METHOD OF DISTRIBUTION..................................-66-
        11.7.   PAYMENTS TO DISABLED....................................-67-
        11.8.   MISSING PAYEES..........................................-68-
        11.9.   WITHHOLDING.............................................-68-
        11.10.  UNDERPAYMENT OR OVERPAYMENT OF BENEFITS.................-68-
        11.11.  TRANSFERS FROM THE PLAN.................................-68-
        11.12.  ELIGIBLE ROLLOVER DISTRIBUTIONS.........................-69-

ARTICLE TWELVE - PLAN ADMINISTRATION....................................-70-
        12.1.   THE ADVISORY COMMITTEE..................................-70-
        12.2.   POWERS OF THE ADVISORY COMMITTEE........................-71-
        12.3.   CLAIMS..................................................-72-
        12.4.   THE TRUSTEES............................................-73-
        12.5.   SCOPE OF RESPONSIBILITY.................................-73-
        12.6.   EXPENSES................................................-74-
        12.7.   TRUST AGREEMENTS........................................-74-
        12.8.   VOTING OF EMPLOYER SECURITIES...........................-75-
        12.9.   SECURITIES REGISTRATION.................................-77-
        12.10.  SECURITIES RESTRICTIONS.................................-77-

ARTICLE THIRTEEN - AMENDMENT, MERGER AND TERMINATION....................-78-
        13.1.   AMENDMENT OF PLAN AND TRUST AGREEMENTS..................-78-
        13.2.   MERGER OR CONSOLIDATION.................................-78-

        13.3.   DISCONTINUANCE AND TERMINATION OF PLAN..................-78-
        13.4.   SUCCESSORS..............................................-79-

ARTICLE FOURTEEN - INALIENABILITY OF BENEFITS...........................-80-
        14.1.   NO ASSIGNMENT PERMITTED.................................-80-
        14.2.   QUALIFIED DOMESTIC RELATIONS ORDERS.....................-80-
        14.3.   EARLY COMMENCEMENT OF PAYMENTS TO ALTERNATE
                PAYEES..................................................-81-
        14.4.   PROCESSING OF QUALIFIED DOMESTIC RELATIONS ORDERS.......-81-
        14.5.   RESPONSIBILITY OF ALTERNATE PAYEES......................-82-

ARTICLE FIFTEEN - GENERAL PROVISIONS....................................-82-
        15.1.   SOURCE OF PAYMENT.......................................-82-
        15.2.   BONDING.................................................-83-
        15.3.   EXCLUSIVE BENEFIT.......................................-83-
        15.4.   UNIFORM ADMINISTRATION; EXERCISE OF DISCRETION..........-83-
        15.5.   NO RIGHT TO EMPLOYMENT..................................-83-
        15.6.   HEIRS AND SUCCESSORS....................................-83-
        15.7.   ASSUMPTION OF QUALIFICATION.............................-83-
        15.8.   EFFECT OF AMENDMENT.....................................-83-
        15.9.   COMPLIANCE WITH SECTION 414(U) OF THE CODE..............-84-

                       AMERCO EMPLOYEE SAVINGS,
                          PROFIT SHARING AND
                     EMPLOYEE STOCK OWNERSHIP PLAN

                       PREAMBLE AND INTRODUCTION
                       -------------------------

      On March 16, 1973, AMERCO, a Nevada corporation (the "Corporation") established the AMERCO Profit Sharing Retirement Trust (the "Profit Sharing Plan") for certain of its employees. The Profit Sharing Plan was subsequently amended from time to time. Effective April 1, 1984, the Corporation established the AMERCO Employee Savings and Protection Plan (the "Savings Plan") to permit employee contributions to be made on a favorable tax basis through utilization of the provisions of Section 401(k) of the Internal Revenue Code (the "Code"). The Savings Plan was subsequently amended from time to time. Effective January 1, 1988, the Profit Sharing Plan and the Savings Plan were merged into a single plan called the "AMERCO Retirement Savings and Profit Sharing Plan" (the "Plan").

      The Plan was amended and restated in its entirety, effective as of July 24, 1988, to establish an "employee stock ownership plan" (as defined in Section 407(d)(6) of the Employee Retirement Income Security Act of 1974 (the "Act") and Section 4975(e)(7) of the Code) designed to invest primarily in "qualifying employer securities" (as defined in Section 407(d)(5) of the Act and Section 4975(e)(8) of the
Code) of the Corporation. The July 24, 1988, restatement changed the name of the Plan to the "AMERCO Employee Savings, Profit Sharing And Employee Stock Ownership Plan."

      The Plan was subsequently amended and restated in its entirety effective January 1, 1989 to comply with the Tax Reform Act of 1986 ("TRA 86") and to make certain other modifications. The Plan was then amended on four occasions. By the adoption of this document, the Plan is amended and restated in its entirety to comply with the Small Business Job Protection Act of 1996 ("SBJPA"), the Uniformed Services Employment and Reemployment Rights Act of 1994 ("USERRA"), the Taxpayer Relief Act of 1997 ("TRA 97") and to make certain other modifications. It is the intention of the Corporation that the Plan shall continue to be qualified under the provisions of Section 401(a) of the Code and that the Trust Fund maintained pursuant to the Plan shall continue to be exempt from taxation pursuant to Section 501(a) of the Code. The Plan as so amended shall be qualified as a profit sharing plan containing a "cash or deferred" feature under Section 401(k) of the Code, with a constituent employee stock ownership plan feature.

The provisions of this Plan shall apply only to a Participant whose termination of employment occurs on or after the Effective Date of said provisions.

                                 ARTICLE ONE
                                 -----------
                                EFFECTIVE DATE
                                --------------
1.1.  EFFECTIVE DATE.
      --------------
      Except as specifically provided with respect to a particular provision of the Plan or as required by SBJPA, USERRA or TRA 97, the provisions of this amended and restated Plan shall be effective as of January 1, 1997.

                                 ARTICLE TWO
                                 -----------
                        DEFINITIONS AND CONSTRUCTION
                        ----------------------------

2.1.  DEFINITIONS.
      -----------
      When a word or phrase shall appear in this Plan with the initial letter capitalized, and the word or phrase does not commence a sentence, the word or phrase shall generally be a term defined in this Section 2.1 or in the Preamble. The following words and phrases utilized in the Plan with the initial letter capitalized shall have the meanings set forth in this Section 2.1, unless a clearly different meaning is required by the context in which the word or phrase is used:

      (a)  "ACCOUNTING DATE" - The Accounting Date for Profit Sharing Accounts,
            ---------------
After-Tax Contribution Accounts, Pre-Tax Contribution Accounts, Rollover Contribution Accounts, and the Employer Matching Contribution Accounts shall be the last day of each calendar month. The Accounting Date for the ESOP Account shall be the last day of the Plan Year. The Accounting Date shall also be any other date so designated by the Advisory Committee.

      (b)  "ACCOUNTS" - The Pre-Tax Contribution Account, After-Tax Contribution
            --------
Account, Employer Matching Contribution Account, Profit Sharing Account, ESOP Account and, effective November 1, 1997, the Rollover Contribution Account of a Participant.

      (c)  "ADMINISTRATIVE TRUSTEE" - The trustee or trustees which are charged
            ----------------------
under the Trust Agreement with certain administrative duties as well as the investment of assets of the Trust Fund generally.

      (d)  "ADVISORY COMMITTEE" - The committee appointed by the Board pursuant
            ------------------
to Section 12.1 to serve as the Advisory Committee.

      (e)  "AFFILIATE" - Any member of a "controlled group of corporations"
            ---------
(within the meaning of Section 414(b) of the Code as modified by Section 415(h) of the Code) that includes the Employer as a member of the group; any member of an "affiliated service group" (within the meaning of Section 414(m)(2) of the Code) that includes the Employer as a member of the group; any member of a group of trades or businesses under common control (within the meaning of Section 414(c) of the Code as modified by Section 415(h) of the Code) that includes the Employer as a member of the group; and any other entity required to be aggregated with the Employer pursuant to regulations issued by the United States Treasury Department pursuant to Section 414(o) of the Code.


      (f)  "AFTER-TAX CONTRIBUTION ACCOUNT" - The account established pursuant
            ------------------------------
to Section 8.1 to which a Participant's After-Tax Contributions and the earnings thereon are credited.

      (g)  "AFTER-TAX CONTRIBUTIONS" - The contributions made by a Participant
            -----------------------
on an "after-tax" basis prior to March 31, 1987.

      (h)  "ANNIVERSARY DATE" - January 1 of each calendar year.
            ----------------

      (i)  "ANNUAL ADDITION" - The sum of the following amounts allocable for
            ---------------
a Plan Year to a Participant under this Plan or under any defined contribution plan or defined benefit plan maintained by the Employer or any Affiliate:

           (1) The Employer contributions allocable for a Plan Year to the Accounts of the Participant under this Plan or any other defined contribution plan, including any amount allocable from a suspense account maintained pursuant to such plan on account of a prior Plan Year (computed as though no part of the ESOP Contribution is allocable to the Loan Suspense Account); amounts deemed to be Employer contributions pursuant to a cash-or-deferred arrangement qualified under Section 401(k) of the Code (including the Pre-Tax Contributions allocable to a Participant pursuant to this Plan); and amounts allocated to a medical account which must be treated as annual additions pursuant to Section 415(l)(1) or Section 419A(d)(2) of the Code;

           (2) All nondeductible Employee contributions allocable during a Plan Year to the Accounts of the Participant; and

           (3) Forfeitures allocable for a Plan Year to the Accounts of the Participant.

Any rollover contributions or transfers from other qualified plans, restorations of forfeitures, or other items similarly enumerated in Treasury Regulation Section 1.415-6(b)(3) shall not be considered in calculating a Participant's Annual Additions for any Plan Year.

      (j)  "AUTHORIZED OR APPROVED LEAVE OF ABSENCE" - A leave of absence from
            ---------------------------------------
the performance of active service for an Employer that is approved by the Employer in accordance with the Employer's rules regarding leave of absence. An Authorized Leave of Absence shall include an approved leave of absence for sickness or Disability. An absence from employment as a result of an Employee's service as a member of the armed forces of the United States shall also be treated as an Authorized Leave of Absence upon the Employee's return to employment with the Employer, provided that the Employee left employment with his Employer directly to enter the armed forces and returns directly to the employment of an Employer within the period during which his employment rights are protected by the Selective Service Act (or any similar law) as now in effect or as hereafter amended. Absence shall be deemed to be approved by an Employer for any period of an Employee's Disability prior to his separation from employment.

      (k)  "AUTOMATIC ENROLLMENT EFFECTIVE DATE" shall mean the first day of
            -----------------------------------
the first calendar month following or coinciding with the sixtieth (60th) day after the date on which the United States Treasury Department issues a determination that the automatic enrollment provisions of the Plan do not cause the Plan to fail to satisfy the requirements under Section 401(a).

      (l)  "BALANCED FUND" - A diversified fund that is designed to invest its
            -------------
holdings in bonds and stocks to achieve a high amount of current income while preserving capital.

      (m)  "BENEFICIARY" - The person or persons designated by a Participant
            -----------
to receive benefits under the Plan in the event of the death of the Participant.

      (n)  "BENEFIT COMMENCEMENT DATE" - The first day on which all events
            -------------------------
(including the passing of the day on which benefit payments are scheduled to commence) have occurred which entitle the Participant to receive his first benefit payment from the Plan.

      (o)  "BOARD" - The Board of Directors of the Corporation.
            -----

      (p)  "BOND FUND" - A fund that is primarily designed to invest its
            ---------
holdings in corporate and government bonds and mortgages and is designed to achieve a high amount of current income with moderate risk. This fund was previously known as the "Profit Sharing Fund."

      (q)  "BREAK IN CONTINUOUS SERVICE" - A twelve (12) continuous month
            ---------------------------
period, commencing with an Employee's Termination Date, in which the Employee is not credited with at least one (1) Hour of Service.

      (r)  "COMPENSATION" - Effective for Plan Years beginning on or after
            ------------
January 1, 1993, the term "Compensation" shall mean all of the Participant's wages within the meaning of Section 3401(a) of the Code and all payments of compensation to the Employee by the Employer (in the course of the Employer's trade or business) for which the Employer is required to furnish the Employee a written statement under Sections 6041(d), 6051(a)(3) and 6502 of the Code, determined without regard to any rules under Section 3401(a) that limit the remuneration included in wages based on the nature or location of the employment or the services performed. For purposes of this paragraph, Compensation for a Plan Year is the Compensation actually paid or includible in gross income during such year. Notwithstanding the foregoing, Compensation in excess of One Hundred Fifty Thousand Dollars ($150,000) shall be disregarded for all purposes for each Plan Year. The limitations specified in the preceding sentence shall be adjusted to take into account any cost-of-living increase adjustment for that Plan Year allowable pursuant to the applicable regulations or rulings of the United States Treasury Department under Section 401(a)(17) of the Code. If an Employee receives any payments from an Affiliate which would be treated as Compensation if paid by the Employer, such amounts shall be included in calculating the Employee's Compensation for purposes of
Section 415 of the Code and the corresponding provisions of this Plan. Any amounts paid to an Employee by an Affiliate shall be disregarded for all other purposes under this Plan unless the Affiliate making the payment has elected to provide benefits to its employees pursuant to this Plan. Except for purposes of making allocations under Top Heavy Plans pursuant to Section 8.2 and for purposes of identifying Highly Compensated Employees pursuant to
Section 2.3 and, for Plan Years beginning before January 1, 1998, testing compliance with the provisions of Section 415 of the Code pursuant to Section 8.5, the term "Compensation" shall also include amounts (such as Pre-Tax Contributions to this Plan) which are not currently includible in the Participant's gross taxable income by reason of the application of Sections 125, 402(a)(8) or 402(h)(1)(B) of the Code, if such amounts are attributable to the performance of services for the Employer or any Affiliate.

      (s)  "CONTINUOUS SERVICE" - The aggregated service of the Employee
            ------------------
measured in years and completed calendar months, based on the Employee's period of elapsed time of employment determined in accordance with Section 3.3 and the applicable regulations of the United States Treasury Department.

      (t)  "DISABILITY" - A continuous period of absence resulting from illness
            ----------
or injury that, in the judgment of the Advisory Committee, supported by the written opinion of a licensed physician (who may be designated by the Advisory Committee), prevents a Participant from performing the duties of his own occupation or other appropriate work made available by his Employer. The Advisory Committee shall be the sole determinant of Disability for purposes of this Plan.

      (u)  "DIVERSIFIED EQUITY FUND" - A fund designed to invest its holdings
            -----------------------
in a broadly diversified group of common stocks to seek both dividend income and capital appreciation over the long term.

      (v)  "EARNINGS" - The term "Earnings" shall mean all of the Participant's
            --------
wages within the meaning of Section 3401(a) of the Code and all payments of compensation to the Employee by the Employer (in the course of the Employer's trade or business) for which the Employer is required to furnish the Employee a written statement under Sections 6041(d), 6051(a)(3) and 6502 of the Code, determined without regard to any rules under Section 3401(a) that limit the remuneration included in wages based on the nature or location of the employment or the services performed. "Earnings" shall also include the amount of Pre-Tax Contributions that would have been paid to the Participant as current Earnings reportable on Internal Revenue Service Form W-2 but for the Participant's election to direct Pre-Tax Contributions. Only Earnings paid during periods of actual Plan participation shall be includable as Earnings hereunder. Notwithstanding the foregoing, Earnings in excess of One Hundred Fifty Thousand Dollars ($150,000) shall be disregarded for all purposes (other than for the purpose of determining the amount of Pre-Tax Contributions that a Participant may contribute to the Plan pursuant to Section 4.1(c)). The limitations specified in the preceding sentence shall be adjusted to take into account any cost-of-living increase adjustment for that Plan Year allowable pursuant to the applicable regulations or rulings of the United States Treasury Department under Section 401(a)(17) of the Code.

      (w)  "EFFECTIVE DATE" - Except as otherwise expressly provided in Section
            --------------
1.1 or elsewhere in this Plan document, the Effective Date of this amendment and restatement of the Plan shall be January 1, 1997.

      (x)  "EMPLOYEE" - Each person who is classified by the Employer as a
            --------
common law employee (or who would be considered a common law employee if such person were not on an Authorized Leave of Absence). Regardless of any subsequent determination by a court or a governmental agency that an individual should be treated as a common law employee, an individual will be considered an Employee under the Plan only if such individual has been so classified by the Employer for purposes of this Plan and is not a private contractor. If the Employer modifies its classification or treatment of an individual, the modification shall be applied prospectively only unless the Employer indicates otherwise, in which case the modification will be effective as of the date specified by the Employer. If an individual is characterized as a common law employee of the Employer by a governmental agency or court but not by the Employer, such individual shall be treated as an employee who has not been designated for participation in this Plan.

      (y)  "EMPLOYEE SELECTED INVESTMENT FUNDS" - The investment funds, if any,
            ----------------------------------
established pursuant to Section 6.1.

      (z)  "EMPLOYER" - The Corporation and any company which is designated by
            --------
the Board as an Employer under the Plan and whose designation as such has become effective and has continued in effect. The designation shall become effective only when it has been accepted by the board of directors of the designated Employer. Any Employer may revoke its acceptance of such designation at any time, but until such acceptance is revoked all the provisions of the Plan and the Trust Agreement and any amendments thereto shall apply to the Employees of the Employer. In the event that the designation of an Employer as such is revoked by the board of directors of the Employer, the Plan shall be deemed terminated only as to such Employer.

      (aa)  "EMPLOYER MATCHING CONTRIBUTION ACCOUNT" - The account established
             --------------------------------------
pursuant to Section 8.1 to which Employer Matching Contributions are credited.

      (bb)  "EMPLOYER MATCHING CONTRIBUTIONS" - The contributions of the
             -------------------------------
Employers as described in Section 5.4 of the Plan.

      (cc)  "EMPLOYER SECURITIES" - shall mean:
             -------------------
      (1) common stock of the Corporation (or any other corporation that is a member of a controlled group of corporations along with the Employer, as defined in Section 414(b) of the Code (a "related corporation") which is readily tradeable on an established securities market;

      (2) if at any time there is no common stock which meets the requirements of subparagraph (1), the term Employer Securities means common stock of the Corporation or any related corporation having a combination of voting power and dividend rights equal to or in excess of (i) that class of common stock of the Corporation or any related corporation having the greatest voting power and
(ii) that class of common stock of the Corporation or any related corporation having the greatest dividend rights; or

      (3) Non-callable preferred stock shall be treated as Employer Securities if such stock is convertible at any time to stock which meets the requirements of subparagraphs (1) or (2) (whichever is applicable) and if such conversion is at a conversion price which (as of the date of the acquisition by the ESOP) is reasonable. Preferred stock shall be treated as noncallable if after the call there will be a reasonable opportunity for a conversion which meets the requirements of this paragraph.

      (dd)  "ESOP ACCOUNT" - The account established pursuant to Section 8.1
             ------------
for each Participant to which ESOP Contributions made on behalf of that Participant, are credited.

      (ee)  "ESOP CONTRIBUTION" - The regular, special and per capita ESOP
             -----------------
contributions made by the Employers pursuant to Section 5.2(a), (b) or (c).

      (ff)  "ESOP FUND" - The amounts of the Trust Fund (attributable to ESOP
             ---------
Contributions, and Employer Matching Contributions and Pre-Tax Contributions invested in the ESOP Fund pursuant to Section 6.2(e)) invested by the ESOP Trustee as an "employee stock ownership plan" (as defined in Section 407(d)(6) of the Act and Section 4975(e)(7) of the Code and the applicable regulations thereunder) established pursuant to ARTICLE SEVEN for the purpose of acquiring Employer Securities.

      (gg)  "ESOP TRUST AGREEMENT" - The instrument entered into between the
             --------------------
Corporation and the ESOP Trustee to provide for the investment and administration of the ESOP Fund. The ESOP Trust Agreement shall constitute a part of the Plan.

      (hh)  "ESOP TRUSTEE" - The trustee or trustees appointed by the
             ------------
Corporation pursuant to the ESOP Trust Agreement to administer, invest and distribute the ESOP Fund. If the Employer appoints two or more individuals or entities to act jointly as the ESOP Trustee, the term "ESOP Trustee" shall refer collectively to all of said individuals or entities.

      (ii)  "FUNDS" - The various investment alternatives under the Plan, which
             -----
presently include the Balanced Fund, the Income Fund, the Bond Fund, the Diversified Equity Fund and the ESOP Fund.

      (jj)  "HIGHLY COMPENSATED EMPLOYEE" - Each individual who is treated as
             ---------------------------
a "Highly Compensated Employee" pursuant to Section 2.3 of this Plan.

      (kk)  "HOUR OF SERVICE" -
             ---------------
      (1) An hour for which an Employee is directly or indirectly compensated, or is entitled to Compensation, by an Employer or an Affiliate for the performance of duties. Such Hours of Service shall be credited in the respective eligibility and vesting service computation periods in which the duties were performed.

      (2) An hour for which an Employee is directly or indirectly compensated, or is entitled to Compensation, by an Employer or an Affiliate on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including Disability), layoff, jury duty, military duty or leave of absence. No more than five hundred one (501) Hours of Service shall be credited under this paragraph for any single continuous period (whether or not such period occurs in a single computation period). Hours of Service under this paragraph shall be calculated and credited pursuant to
   Section 2530.200b-2 of the Department of Labor Regulations governing the computation of Hours of Service, which are incorporated herein by this reference.

      (3) An hour for which back pay (irrespective of mitigation of damages) is either awarded or agreed to by an Employer or an Affiliate. The same Hours of Service shall not be credited both under paragraphs (1) or (2) above, as the case may be, and under this paragraph (3). Hours of Service attributable to back pay credits will be credited to the respective computation period or periods to which the back pay pertains, rather than to the period in which the award, agreement or payment is made.

      (4) In lieu of determining Hours of Service under the foregoing paragraphs, the Advisory Committee may credit an Employee with ten (10) Hours of Service for each day for which any service must be credited, or forty-five
   (45) Hours of Service for each week for which any service must be credited, or one hundred ninety (190) Hours of Service for each month for which any service must be credited. Such crediting of hours shall be performed on a nondiscriminatory basis.

      (5) Employees also shall be credited with any additional Hours of Service required to be credited pursuant to Federal law other than the Act or the Code.

     (6) Solely for purposes of determining whether an Employee has incurred a Break in Service, an Employee shall be credited with Hours of Service in accordance with the provisions of this paragraph (6) for periods of absence (with or without pay) by reason of the pregnancy of the Employee, the birth of a child of the Employee, the placement of a child with the Employee in connection with the adoption of such child by the Employee, or for purposes of caring for a child of the Employee for a period beginning immediately following the child's birth or placement. An Employee who is on an Authorized Leave of Absence for any of the foregoing reasons shall receive credit for the Hours of Service which the Employee would normally have been credited with but for such absence. If the Advisory Committee and the Employer are unable to determine the Hours which would have otherwise been credited to the Employee, the Employee shall receive credit for eight (8) Hours of Service for each day of such absence. The maximum number of Hours of Service credited to an Employee pursuant to this paragraph for any one absence or any series of related absences shall not exceed five hundred one (501). The hours credited pursuant to this paragraph will be treated as Hours of Service for the service computation period during which the absence begins if the Employee would be prevented from incurring a Break in Service during such twelve (12) consecutive month period solely because of the Hours of Service credited pursuant to this paragraph. In all other cases, the Hours of Service shall be credited to the Employee for the service computation period which begins immediately following the day on which the absence commences. This paragraph (6)shall not be construed as entitling any Employee to an Authorized Leave of Absence for any of the reasons enumerated above. An Employee's entitlement to an Authorized Leave of Absence will be determined in accordance with the standard policies of the Employer. No credit will be given pursuant to this paragraph (6) unless the Employee furnishes to the Advisory Committee such timely information as the Advisory Committee may reasonably require to establish the number of days for which there was such an absence and that the absence was for one of the reasons enumerated above.

      (ll)  "INACTIVE PARTICIPANT" - A Participant for whom Accounts are
             --------------------
maintained under the Plan, but who is not eligible to make Pre-Tax Contributions or to receive allocations of Employer matching Contributions, ESOP Contributions or Profit Sharing Contributions. An Inactive Participant shall continue to share in the earnings or losses on Trust investments.

      (mm)  "INCOME FUND" - A fund invested in high quality short and
             -----------
intermediate term bonds, insurance contracts, and money market securities, with the objective of earning interest income without exposing the fund to significant fluctuations in value.

      (nn)  "KEY EMPLOYEE" - An Employee or former Employee who, at any time
             ------------
during the Plan Year in which the "determination date" (as defined in Section 2.2) falls or any of the four (4) preceding Plan Years, is or was:

      (1) An officer of the Employer or an Affiliate whose Compensation from the Employer and the Affiliate exceeds fifty percent (50%) of the applicable dollar limitation of Section 415(b)(1)(A) of the Code (as such sum shall be adjusted to take into account any cost-of-living increase adjustment for that Plan Year pursuant to the applicable lawful regulations or rulings of the United States Treasury Department under Section 415 of the Code). No more than the lesser of fifty (50) Employees or ten percent (10%) of the aggregate number of employees of the Employer and its Affiliates shall be considered as officers for purposes of this paragraph. The number of officers considered to be Key Employees shall be further limited in accordance with Section 416 of the Code. In addition, whether a particular Employee is an "officer" for purposes of this paragraph (1) shall be determined in accordance with Section 416 of the Code and regulations issued thereunder.

      (2) An Employee (i) whose ownership interest in the Employer or any Affiliate is more than .5% (.005), and (ii) whose ownership interest in the Employer or any Affiliate is or was among the ten (10) largest ownership interests of persons who are employed by the Employer or an Affiliate, and (iii) whose Compensation from the Employer and any Affiliates exceeds the applicable dollar limitation of Section 415(c)(1)(A) of the Code for the calendar year in which the Plan Year ends (as such sum shall be adjusted to take into account any cost-of-living increase adjustment for that Plan Year pursuant to the applicable lawful regulations or rulings of the United States Treasury Department under Section 415 and Section 416(i)(1) of the Code).
   For purposes of this paragraph (2), if two (2) Employees have equal ownership interests, the Employee receiving the highest Compensation shall be treated as owning the larger interest.

      (3) An Employee owning more than five percent (5%) of the issued and outstanding shares of stock of the Employer or stock possessing more than five percent (5%) of the total combined voting power of all stock of the Employer.

      (4) An Employee owning more than one percent (1%) of the issued and outstanding shares of stock of the Employer or stock possessing more than one percent (1%) of the total combined voting power of all stock of the Employer and whose Compensation from the Employer and any Affiliate is more than One Hundred Fifty Thousand Dollars ($150,000.00).


Ownership shall be determined under Section 318 of the Code, as modified by Sections 416(i)(1)(B)(iii) and 416(i)(1)(C) of the Code. In addition, for any Plan Year the term Key Employee shall include the spouse or Beneficiary of any deceased individual who would have been considered a Key Employee if he had terminated his employment on the date of his death.

      (oo)  "LOAN SUSPENSE ACCOUNT" - The suspense account created in accordance
             ---------------------
with Section 7.4 to provide for the holding of Employer Securities subject to a loan, in accordance with ARTICLE SEVEN and Section 4975(d)(3) of the Code and applicable regulations thereunder.


      (pp)  "NON-CONTRIBUTING PARTICIPANT" - A Participant who is not eligible
             ----------------------------
to direct his Employer to make Pre-Tax Contributions, has not elected to direct (or as of the Automatic Enrollment Effective Date has elected not to direct) his Employer to make Pre-Tax Contributions, or has stopped directing or making Pre-Tax Contributions. This Plan refers to Non-Contributing Participants to distinguish between an Employee who does not elect to direct (or as of the Automatic Enrollment Effective Date elects not to direct) Pre-Tax Contributions under this Plan, but who nonetheless is eligible to receive an allocation of ESOP Contributions and Profit Sharing Contributions under the Plan, and an Employee who directs Pre-Tax Contributions under this Plan. An Employee who is eligible to participate in the Plan, but who does not elect to direct (or as of the Automatic Enrollment Effective Date elects not to direct) Pre-Tax Contributions, shall automatically be a Non-Contributing Participant for the period during which he does not elect to direct (or as of the Automatic Enrollment Effective Date elects not to direct) Pre-Tax Contributions.


      (qq)  "NORMAL RETIREMENT AGE" or "NORMAL RETIREMENT
             ---------------------      -----------------
DATE" -
----

      (1)   Normal Retirement Age - The date on which a Participant attains the
            ---------------------
   age of sixty-five (65) years.

      (2)   Normal Retirement Date - The last day of the month in which the
            ----------------------
      Participant attains his Normal Retirement Age.

      (rr)  "PARTICIPANT" - An Employee who has satisfied the eligibility
             -----------
requirements specified in Section 3.1, who has elected to participate pursuant to Section 3.2 and whose participation in the Plan has not been terminated. An Employee who is otherwise eligible to participate who does not elect to make any Pre-Tax Contributions (who is occasionally referred to as a "Non-Contributing Participant") will be treated as a Participant for purposes of the application of the actual deferral percentage tests of Section 4.3, for purposes of the actual contribution percentage tests of Section 5.4 and for purposes of the allocation of ESOP Contributions and Profit Sharing Contributions. If so indicated by the context, the term Participant shall also include former Participants whose active participation in the Plan has terminated but who have not received all amounts to which they are entitled pursuant to the terms and provisions of this Plan. Whether former Participants are allowed to exercise an option or election extended to "Participants" will be determined by the Advisory Committee in the exercise of its discretion, but in making such determinations the Advisory Committee shall act in a uniform, nondiscriminatory manner. In order to distinguish between individuals who are actively participating in all phases of the Plan and former active Participants and individuals who are not making Pre-Tax Contributions, the Plan occasionally refers to Inactive Participants or Non-Contributing Participants. Whether the term Participant includes Inactive Participants and/or Non-Contributing Participants will be determined by the Advisory committee based on the context in which the term is used.

      (ss)  "PLAN ENTRY DATE" - The last day of each calendar quarter --
             ---------------
March 31, June 30, September 30 and December 31.

      (tt)  "PLAN YEAR" - A twelve (12) month period commencing on each
             ---------
January 1 and ending on each following December 31.

      (uu)  "PRE-TAX CONTRIBUTION ACCOUNT" - The separate bookkeeping account
             ----------------------------
established pursuant to Section 8.1 to record and credit the Pre-Tax Contributions directed by a Participant and the net gains and losses thereon.


      (vv)  "PRE-TAX CONTRIBUTIONS" - The contributions directed by a
             ---------------------
Participant pursuant to Section 4.1 of the Plan.


      (ww)  "PROFIT SHARING ACCOUNT" - The account established pursuant to
             ----------------------
Section 8.1 to which Profit Sharing Contributions are credited.

      (xx)  "PROFIT SHARING CONTRIBUTION - The regular, special, or per capita
             ---------------------------
Profit Sharing Contributions made by the Employers pursuant to Section 5.1(a),
(b) or (c).

      (yy)  "QUALIFIED DOMESTIC RELATIONS ORDER" - A domestic relations order
             ----------------------------------
meeting the requirements specified in Section 14.2.

      (zz)  "REQUIRED BEGINNING DATE"
             -----------------------

            (1)   5 Percent Owners - For a Participant who is a "5-Percent
                  ----------------
Owner" as defined in Code Section 416(i)(1)(B)(i), Required Beginning Date means April 1 of the calendar year following the calendar year in which the Participant attains age 70+, regardless of whether the Participant has terminated employment with the Employer.

            (2)   Non 5-Percent Owners - For a Participant who is not a
                  --------------------
"5-Percent Owner" as defined in Code Section 416(i)(1)(B)(i), Required Beginning Date shall mean April 1 of the calendar year following the later of (i) the calendar year in which the Participant attains age 70+, or (ii) the calendar year in which the Participant terminates employment with the Employer. Notwithstanding the above, for any Participant who attains age 70+ prior to the Plan Year beginning January 1, 1999, Required Beginning Date shall mean, at the Participant's election, April 1 of the calendar year following (i) the calendar year in which the Participant attains age 70+, or (ii) the calendar year in which the Participant terminates employment with the Employer.

      (aaa)  "ROLLOVER CONTRIBUTION" - The amounts transferred to the Trust Fund
              ---------------------
by Employees in accordance with Section 4.7.

      (bbb)  "ROLLOVER CONTRIBUTION ACCOUNT" - A separate account established
              -----------------------------
pursuant to Section 8.1 to which are credited the Rollover Contributions of an Employee.

      (ccc)  "SUPER TOP HEAVY PLAN" - A Super Top Heavy Plan, as defined in
              --------------------
Section 2.2.

      (ddd)  "TERMINATION DATE" - The earliest of (1) the date on which an
              ----------------
Employee quits, retires, is discharged or dies, or (2) the second anniversary of the first day of the period during which the Employee was absent from service with the Employer by reason of a maternity or paternity leave (within the meaning of Section 3.3), or (3) the first anniversary of the first day of the period during which the Employee was absent from service with the Employer for any reason other than a maternity or paternity leave or a separation from service due to quit, discharge, retirement or death.

      (eee)  "TOP HEAVY PLAN" - A "Top Heavy Plan," as defined in Section 2.2.
              --------------

      (fff)  "TRUST AGREEMENT" - The instrument or instruments executed in
              ---------------
connection with the Plan by the Corporation and the Trustees to provide for the investment and administration of all of the Trust Fund other than the ESOP Fund. The Trust Agreement shall constitute a part of the Plan.

      (ggg)  "TRUST FUND" - The fund established by the Corporation to provide
              ----------
for the holding, investment, administration and distribution of all amounts contributed under the Plan, and the net gains and losses thereon. The Trust

Fund will be held, administered and distributed for the exclusive benefit of Participants and their Beneficiaries. The Trust Fund shall be administered and invested by the Administrative Trustee pursuant to the Trust Agreement except that the ESOP Fund shall be administered and invested by the ESOP Trustee pursuant to the ESOP Trust Agreement.

      (hhh)  "TRUSTEE" or "TRUSTEES" - The Administrative Trustee and the ESOP
              -------      --------
Trustee acting as such under the applicable Trust Agreement. Any reference to the "Trustee" or the "Trustees" shall be deemed to refer to the Administrative Trustee unless the action to be taken relates to the ESOP Fund, in which case the reference shall be deemed to refer to the ESOP Trustee.

      (iii)  "YEAR OF ELIGIBILITY SERVICE" - A twelve (12) month period (the
              ---------------------------
"Computation Period") in which an Employee is credited with at least one thousand (1,000) Hours of Service, regardless of whether the Employee is employed on the last day of said period. The initial Computation Period shall commence with the first Hour of Service of the Employee. Following this initial Computation Period, a Year of Eligibility Service shall be determined on the Computation Period commencing on the first day of the Plan Year which includes the first anniversary of the date on which the Employee first performed an Hour of Service. Thereafter, the Advisory Committee shall measure any subsequent Computation Period necessary for a determination of a Year of Eligibility Service by reference to succeeding Plan Years. If an individual terminates employment with the Employers prior to completing one thousand (1,000) Hours of Service in any of such Computation Periods and returns to an Employer or any Affiliate after the close of the Computation Period during which his employment was terminated, in the future the relevant Computation Periods shall commence on the date the individual first performs an Hour of Service for an Employer or any Affiliate following his reemployment and the anniversaries thereof. Once a Participant enters the Plan pursuant to Section 3.1, the Participant need not complete any particular number of Hours of Service in order to make Pre-Tax Contributions pursuant to Section 4.1. The Participant may, however, be required to complete one thousand (1,000) Hours of Service during the Plan Year in order to receive an allocation of Employer contributions pursuant to Section 8.2(e). Effective November 1, 1997, for purposes of determining an Employee's Years of Eligibility Service under this Plan, service with North American Insurance Company and Safemate Life Insurance Company shall be taken into account.

2.2.  TOP HEAVY PLAN PROVISIONS.
      -------------------------

      The provisions of this Section 2.2 shall be observed in determining the Plan's status as a Top Heavy Plan or a Super Top Heavy Plan:

      (a)  GENERAL RULES.  The Plan will be a Top Heavy Plan for a Plan Year if,
           -------------
on the last day of the prior Plan Year (hereinafter referred to as the "determination date"), more than sixty percent (60%) of the cumulative balances credited to all accounts of all Participants are credited to or allocable to the accounts of Key Employees. The Plan will be a Super Top Heavy Plan if, on the determination date, more than ninety percent (90%) of the cumulative balances credited to the accounts of all Participants are credited or allocable to the accounts of Key Employees. For purposes of making these determinations, the following rules will apply:

      (1) The balance credited to or allocable to a Participant's accounts for purposes of this Section 2.2 shall include contributions made on or before the applicable determination date, together with withdrawals and distributions made during the five (5) year period ending on the determination date.

      (2) The accounts of any Participant who was formerly (but no longer is) a Key Employee shall be disregarded. In addition, the accounts of any Participant who has not performed any services for the Employer or an Affiliate during the five (5) year period ending on the determination date shall be disregarded.

      (3) Rollover contributions that are both initiated by the Employee and are not derived from a plan maintained by the Employer or any Affiliate, shall be disregarded unless otherwise provided in lawful regulations issued by the United States Treasury Department. Other amounts rolled over to or from this Plan to or from another qualified plan will be considered in calculating the Plan's status as a Top Heavy Plan or Super Top Heavy Plan if and to the extent required by said regulations.

      (b)  AGGREGATION OF PLANS.  Notwithstanding anything in this Section 2.2
           --------------------
to the contrary, in the event that the Plan shall be determined by the Advisory Committee (in its sole and absolute discretion, but pursuant to the provisions of Section 416 of the Code) to be a constituent in an "aggregation group", this Plan shall be considered a Top Heavy Plan or a Super Top Heavy Plan only if the "aggregation group" is a "top heavy group" or a "super top heavy group". For purposes of this Section 2.2, an "aggregation group" shall include the following:


      (1) Each plan intended to qualify under Section 401(a) of the Code sponsored by the Employer or an Affiliate in which one (1) or more Key Employees participate;

      (2) Each other plan of the Employer or an Affiliate that is considered in conjunction with a plan referred to in clause (1) in determining whether or not the nondiscrimination and coverage requirements of Section 401(a)(4) or
   Section 410 of the Code are met; and

      (3) If the Advisory Committee, in the exercise of its discretion, so chooses, any other such plan of the Employer or an Affiliate which, if considered as a unit with the plans referred to in clauses (1) and (2), satisfies the requirements of Code Section 401(a) and Code Section 410.

A "top heavy group" for purposes of this Section 2.2 is an "aggregation group" in which the sum of the present value of the cumulative accrued benefits for Key Employees under all "defined benefit plans" (as defined in Section 414(j) of the Code) included in such group plus the aggregate of the account balances of Key Employees on the last Valuation Date in the twelve (12) month period ending on the respective determination date under all "defined contribution plans" (as defined in Section 414(i) of the Code) included in such group exceeds sixty percent (60%) of the total of such similar sum determined for all employees and beneficiaries covered by all such plans (where such present values and account balances are those present values applicable to those determination dates of each plan which fall in the same calendar year). A "super top heavy" group is an "aggregation group" for which the sum so determined for Key Employees exceeds ninety percent (90%) of the sum so determined for all employees and beneficiaries. The Advisory Committee will calculate the present value of the cumulative annual benefits under a defined benefit plan in accordance with the rules set forth in the defined benefit plan. All determinations will be made in accordance with applicable regulations under Section 416 of the Code.

2.3.  HIGHLY COMPENSATED EMPLOYEE.
      ---------------------------

      (a)  GENERAL.  The term "Highly Compensated Employee" shall include all
           -------
"highly compensated active employees" and all "highly compensated former employees."

      (b)  HIGHLY COMPENSATED ACTIVE EMPLOYEES.  For purposes of this Section
           -----------------------------------
2.3, a "highly compensated active employee" is an Employee who performs services for the Employer or its Affiliates during the current Plan Year (the "determination year") and who:


      (1) During the determination year, or during the preceding Plan Year, is or was a "five percent owner" as described in Section 416(i)(l) of the Code and applicable regulations thereunder; or

      (2) For the preceding year received Compensation from the Employer or its Affiliates in excess of Eighty Thousand Dollars ($80,000) and, if so elected by the Corporation, is ranked within the highest-paid twenty percent (20%) of Employees of the Employer and Affiliates, ranked in terms of Compensation (the "top paid group").

      (c)     HIGHLY COMPENSATED FORMER EMPLOYEES.  For purposes of
              -----------------------------------
this Section 2.3, the term "highly compensated former employee" shall mean any individual formerly employed by the Employer or its Affiliates who satisfied the definition of "highly compensated active employee" set forth in paragraph (b) above, (i) at the time he separated from employment or (ii) at any time after he attained fifty-five (55) years of age. No highly compensated former employee shall be considered a member of the top-paid group (as defined in paragraph (b)(2) above). If, at any time prior to the termination of employment and prior to attaining fifty-five (55) years of age, a highly compensated active employee receives Compensation which is less than fifty percent (50%) of the Employee's annual average compensation for the three (3) consecutive years preceding the determination year, and if, under all the facts and circumstances, such Employee's future services for and Compensation from the Employer will not rise above that amount, then such Employee shall not be deemed to be a highly compensated former employee upon his actual separation from employment with the Employer.

      (d)     EXCLUDED INDIVIDUALS.  Anything in the foregoing to
              --------------------
the contrary notwithstanding, for purposes of determining which Employees shall be included in the top-paid group, the following shall be excluded from the definition of Employee:

      (1) Employees who have not completed six (6) months of service during the current and prior calendar years;

      (2) Employees who work for the Employer less than seventeen and one-half (17-1/2) hours per week during fifty percent (50%) or more of the weeks worked by such Employees;

      (3) Employees who normally work for the Employer during not more than six (6) months in any year;

      (4) Employees who have not attained twenty-one (21) years of age;

      (5) Employees who are nonresident aliens and who have not earned U.S. source income from the Employer; and

      (6) Employees covered under the terms of a "collective bargaining agreement" (within the meaning of Code Section 7701(a)(46) and the regulations hereunder) if
    (i) ninety percent (90%) of the Employees of the Employer are covered by one or more such agreements, and (ii) the Plan covers only Employees who are not so covered.

     (e)     COST-OF-LIVING ADJUSTMENTS.  The dollar limitations of
             --------------------------
sub-paragraphs (b)(2) above shall be adjusted at the same time and in a similar manner pursuant to the applicable rulings or regulations of the United States Treasury Department under Code Section 415(d).

2.4.            CONSTRUCTION.
                ------------
      The masculine gender, where appearing in the Plan, shall include the feminine gender, and the singular shall include the plural, unless the context clearly indicates to the contrary. The term "delivered to the Advisory Committee," as used in the Plan, shall include delivery to a person or persons designated by the Advisory Committee for the disbursement and receipt of administrative forms. Delivery shall be deemed to have occurred only when the form or other communication is actually received, and, with respect to the receipt of forms effective as of a payroll period, delivery effective for the payroll period must be made within the time indicated by the Advisory Committee for receipt of such form or other communication to be effective as of the next-occurring payroll period. Any such rule with respect to delivery shall be uniformly applicable to all Employees and Participants. Headings and subheadings are for the purpose of reference only and are not to be considered in the construction of this Plan. If any provision of this Plan is determined to be for any reason invalid or unenforceable, the remaining provisions shall continue in full force and effect. All of the provisions of this Plan shall be construed and enforced according to the laws of the State of Arizona and shall be administered according to the laws of such state, except as otherwise required by the Act, the Code or other Federal law. It is the intention of the Corporation that the Plan as adopted by the Employers shall constitute a qualified plan under the provisions of Section 401(a) of the Code, and that the Trust Fund maintained pursuant to the Trust Agreement shall be exempt from taxation pursuant to Section 501(a) of the Code.
 This Plan shall be construed in a manner consistent with the Corporation's intention.

                                 ARTICLE THREE
                                 -------------
                         ELIGIBILITY AND PARTICIPATION
                         -----------------------------

3.1.            ELIGIBILITY.
                -----------

      (a)     CURRENT PARTICIPANTS.  Each Employee who was a
              --------------------
Participant in the Plan on the day immediately preceding the Effective Date shall be a Participant in the Plan on the Effective Date.

      (b)     NEW PARTICIPANTS.  Each other Employee shall become
              ----------------
eligible to participate in the Plan as of the dates specified below:

      (1)     PRE-TAX CONTRIBUTIONS - A Participant shall be
              ---------------------
   eligible to commence making Pre-Tax Contributions as of the first day of the first payroll period following the Participant's completion of one (1) Year of Eligibility
   Service.

      (2)     PROFIT SHARING CONTRIBUTIONS AND ESOP
              -------------------------------------
   CONTRIBUTIONS - A Participant will become eligible to
   -------------
   participate in the allocation of Profit Sharing
   Contributions and ESOP Contributions as of the Plan Entry
   Date coinciding with or following the Participant's completion of one (1) Year of Eligibility Service.

      (c)     COLLECTIVE BARGAINING UNIT EMPLOYEES AND LEASED
              -----------------------------------------------
EMPLOYEES.  Employees who are covered by a collective bargaining
---------
agreement with a union with which an Employer or Affiliate has bargained in good faith over retirement benefits shall not be eligible to participate in this Plan unless their collective bargaining agreement specifically provides for their participation in this Plan.
 Employees who are "leased employees" for purposes of Section 414(n) of the Code shall not be eligible to participate hereunder.

3.2.            PARTICIPATION.
                -------------

      (a)     GENERAL.  There shall be two (2) levels of
              -------
contribution participation in the Plan. An Employee who has satisfied the eligibility requirements specified in Section 3.1 but who does not elect to participate (or as of the Automatic Enrollment Effective Date elects not to participate) in all contribution features of the Plan shall be a Non-Contributing Participant. Participation in the contribution features of this Plan, other than the allocation of discretionary ESOP Contributions and Profit Sharing Contributions, shall be entirely voluntary.

      (b)     PRE-TAX CONTRIBUTIONS BEFORE THE AUTOMATIC ENROLLMENT
              -----------------------------------------------------
EFFECTIVE DATE.  Each Employee who, before the Automatic Enrollment
--------------
Effective Date, is eligible pursuant to Section 3.1 to make Pre-Tax Contributions may direct such contributions by signing an enrollment form provided by the Advisory Committee and delivering the form to the Advisory Committee. The enrollment form shall authorize Earnings reductions in an amount equal to the amount of Pre-Tax Contributions directed by the Participant. The Employee shall designate on the form the amount of his Pre-Tax Contributions and shall authorize the reduction of his Earnings in an amount equal to his directed Pre-Tax Contributions. On the form, the Employee also shall designate the Fund or Funds to which amounts credited to his Pre-Tax Contribution Account shall be allocated, to the extent permitted under this Plan.

      (c)     PRE-TAX CONTRIBUTIONS ON AND AFTER THE AUTOMATIC
              ------------------------------------------------
ENROLLMENT EFFECTIVE DATE.  Each Employee who, on or after the
-------------------------
Automatic Enrollment Effective Date,  is eligible pursuant to Section
3.1 to make Pre-Tax Contributions will automatically make Pre-Tax Contributions to the Plan in an amount equal to two percent (2%) of his Earnings, without the necessity of signing or delivering to the Advisory Committee an enrollment form. If the Employee does not want to make Pre-Tax Contributions, he may elect not to make Pre-Tax Contributions by signing a form provided by the Advisory Committee and delivering the form to the Advisory Committee. If an eligible Employee becomes a Participant due to automatic enrollment, his failure to elect not to make Pre-Tax Contributions will be deemed to authorize the reduction of his Earnings in an amount equal to two percent (2%). Subject to the limitations in Section 4.1(c), an Employee who is eligible pursuant to Section 3.1 to make Pre-Tax Contributions may elect to make Pre-Tax Contributions in an amount other than two percent (2%) of his Earnings, by signing an enrollment form provided by the Advisory Committee and delivering the form to the Advisory Committee. The enrollment form shall authorize Earnings reductions in an amount equal to the amount of Pre-Tax Contributions directed by the Participant. The Employee shall designate on the form the amount of his Pre-Tax Contributions and shall authorize the reduction of his Earnings in an amount equal to his directed Pre-Tax Contributions. On the form, the Employee also shall designate the

Fund or Funds to which amounts credited to his Pre-Tax Contribution Account shall be allocated, to the extent permitted under this Plan. If an eligible Employee becomes a Participant due to this Section 3.2(c), all of his Pre-Tax Contributions made after the Automatic Enrollment Effective Date shall be allocated to the Income Fund unless and until he designates the Fund or Funds to which such amounts should instead be allocated.

      (d)     TRANSITION TO THE AUTOMATIC ENROLLMENT SYSTEM.  As of
              ---------------------------------------------
the Automatic Enrollment Effective Date, the enrollment forms of all Participants who are, as of such date, making Pre-Tax Contributions to the Plan, will be honored and the amount of such contributions shall not be affected. However, each eligible Employee who as of the Automatic Enrollment Effective Date is not making Pre-Tax Contributions to the Plan will automatically begin making Pre-Tax Contributions in accordance with Section 3.2(c) as of such date unless the eligible Employee elects not to make Pre-Tax Contributions in accordance with the provisions of Section 3.2(c).

      (e)     DELIVERY OF FORMS.  All forms to be delivered to the
              -----------------
Advisory Committee pursuant to this Section 3.2 must be received by the Advisory Committee at least ten (10) days prior to the earliest date on which the directions under such forms could take effect or within such shorter period as may be specified by the Advisory Committee in rules of uniform application. Before the Automatic Enrollment Effective Date, completion of a valid enrollment form shall be a mandatory requirement for participation in the Plan other than as a Non-Contributing Participant.

3.3.            CREDITING OF SERVICE.
                --------------------

      (a)     GENERAL RULE.  All periods of Continuous Service shall
              ------------
be taken into account under this Plan. An Employee's Continuous Service shall be determined by aggregating the calendar days of service included in each "period of service" performed by the Employee, and expressing the total in completed years and months, disregarding any fractional months. If two (2) or more "periods of service" are aggregated, a complete year shall consist of three hundred sixty-five (365) days and a complete month shall consist of thirty (30) days. A "period of service" commences on the day on which the Employee performs his first Hour of Service for the Employer or an Affiliate or, when an Employee incurs a Break in Continuous Service, on the day on which the Employee performs his first Hour of Service following the Break in Continuous Service. The "period of service" ends on the Employee's Termination Date, unless the Employee again resumes employment with the Employer or an Affiliate prior to the occurrence of a Break in Continuous Service, in which case the "period of service" will continue and the Employee also will receive credit for the period of time between the Termination Date and the date of reemployment.

      (b)     SPECIAL RULES FOR MATERNITY AND PATERNITY LEAVES.  The
              ------------------------------------------------
Continuous Service of an Employee who is absent from work by reason of a maternity or paternity leave shall not include the period of time following the first anniversary of the first day of such leave even though the Employee's Termination Date shall not be deemed to occur until the second anniversary of such leave. For purposes of this Plan, a "maternity or paternity leave" is an Authorized Leave of Absence granted for any of the following reasons: the pregnancy of the Employee; the birth of a child of the Employee; the placement of a child with the Employee in connection with the adoption of such child by the Employee; or the caring for a child of the Employee for a period beginning immediately following the child's birth or placement with the Employee. This paragraph shall not be construed as entitling any Employee to an Authorized Leave of Absence for any of the reasons noted above. An Employee's entitlement to an Authorized Leave of Absence will be determined in accordance with the Employer's standard policies.

      (c)     SPECIAL RULE FOR OTHER ABSENCES.  If an Employee's
              -------------------------------
employment has been terminated on account of resignation, discharge or retirement and the Employee is rehired, the period between the Employee's Termination Date and his date of rehire shall be taken into account and treated as a period of Continuous Service if the Employee is rehired within twelve (12) months of his Termination Date. If the Employee is absent from employment for reasons other than resignation, discharge or retirement and, during such absence, the Employee resigns, is discharged or retires, if the Employee is thereafter rehired, the period between the Employee's date of resignation, discharge or retirement and his date of rehire shall be taken into account and treated as a period of Continuous Service if the Employee is rehired by the Employer prior to the first anniversary of the date on which the Employee's initial period of absence from employment commenced.

3.4.            EFFECT OF REHIRING.
                ------------------

      In the event that an Employee separates from employment with the Employer and is later rehired, as a general rule he shall remain credited with all of his Years of Eligibility Service and all periods of Continuous Service credited to him during his prior period of employment. If such an Employee was a Participant or had satisfied the eligibility requirements of Section 3.1 during his prior period of employment and following his return he is otherwise eligible to participate in the Plan, the Employee shall commence participation in the Plan upon the later of his date of rehire or the date on which he would have commenced participation if his employment had not terminated.

3.5.            AFFILIATED EMPLOYERS.
                --------------------

      For the purpose of computing an Employee's Years of Eligibility Service and period of Continuous Service, employees of Affiliates of the Employer shall be given credit for their Hours of Service and periods of Continuous Service with such Affiliates in the event that they become Employees of an Employer as though during such periods they were Employees of an Employer. Persons employed by a business organization that is acquired by the Employer or by an Affiliate of the Employer shall be credited with service for their Hours of Service and periods of Continuous Service with such predecessor employer hereunder in the event that they become Employees of an Employer only to the extent required under lawful regulations of the United States Treasury Department under Section 414(a)(2) of the Code or to the extent determined by the Board on a uniform basis with respect to employees of each "predecessor company," which term for this purpose means and includes any organization which is acquired by an Employer or any Affiliate.

3.6.            TRANSFERS TO AND FROM AN ELIGIBLE CLASS OF EMPLOYEES.
                ----------------------------------------------------

      (a)     TRANSFERS OUT OF PLAN.  A Participant will
              ---------------------
automatically become ineligible to participate in the Plan as of the effective date of a change in his employment classification if as a result of the change he is no longer eligible to participate in the Plan. All sums credited to the Inactive Participant's accounts will continue to be held pursuant to the terms of this Plan and will be distributed to the Inactive Participant only upon his subsequent termination of employment or the occurrence of some event permitting a distribution pursuant to the provisions of this Plan.

      (b)     TRANSFERS TO PLAN.  If an Employee of the Employer is
              -----------------
not eligible to participate in the Plan due to his employment classification, he shall participate immediately upon becoming a member of an eligible class of Employees if he has satisfied the other requirements set forth in Section 3.1 and would have become a Participant previously had he been in an eligible class.

      (c)     SERVICE CREDIT.  In any event, an Employee's service
              --------------
in an ineligible employment classification shall be considered in calculating the Employee's Years of Eligibility Service and years of Continuous Service.

      (d)     TRANSFERS TO AFFILIATES.  If a Participant ceases to
              -----------------------
participate in the Plan solely as a result of his transfer to an Affiliate that has not adopted this Plan, amounts credited to his accounts as of the date of his transfer shall not be forfeited or distributed. Rather, such amounts shall be payable in accordance with the terms of this Plan upon his subsequent termination of employment with all Affiliates and the Employer or the occurrence of some other event permitting a distribution pursuant to the provisions of this Plan.

3.7.            LEASED EMPLOYEES.
                ----------------
      A "leased employee" (within the meaning of Section
414(n)(2) of the Code) shall be treated as an Employee of the Employer for purposes of the pension requirements of Section 414(n)(3) of the Code, unless leased employees constitute less than twenty percent (20%) of the Employer's non-highly compensated work force (within the meaning of Section 414(n)(5)(C)(ii) of the Code) and the leased employee is covered by a "safe harbor plan" that satisfies the requirements of Section 414(n)(5)(B) of the Code. In any event, a leased employee who is deemed to be an Employee of the Employer pursuant to the preceding sentence shall be treated as if he is employed in an employment classification that has not been designated for participation in the Plan.

                                 ARTICLE FOUR
                                 ------------
                           EMPLOYEE CONTRIBUTIONS
                           ----------------------

4.1.               PRE-TAX CONTRIBUTIONS.
                   ---------------------

      (a)     ELECTION.  Subject to Section 3.2, each Participant
              --------
may direct the Employer to make Pre-Tax Contributions to the Trust Fund on the Participant's behalf during each Plan Year while he is a Participant. The amount payable to the Participant as his current salary or wages shall then be reduced by an amount equal to the Pre-Tax Contributions directed by the Participant.

      (b)     TRANSFER TO TRUSTEE.  Pre-Tax Contributions shall be
              -------------------
forwarded to the Trustee as soon as practicable following the end of the calendar month for which the Pre-Tax Contributions are made, and, in any event, such contributions shall be transferred to the Trustee no later than the fifteenth (15th) business day of the month following the month in which such amounts would otherwise have been payable to the Participant in cash.

      (c)     LIMITATIONS.  The Employer and the Advisory Committee
              -----------
shall implement such procedures as may be necessary to assure that the sum of the Pre-Tax Contributions and the Employer Contributions does not exceed the maximum amount that may be deducted by the Employer pursuant to Section 404 of the Code. The Pre-Tax Contributions shall be in an amount of not less than two percent (2%) and not more than eighteen percent (18%) of a Participant's Earnings. Pre-Tax Contributions also shall be subject to such other nondiscriminatory restrictions as the Employer and Advisory Committee shall determine and announce to Plan Participants.

4.2.        PRE-TAX CONTRIBUTIONS--DOLLAR LIMITATION.
            ----------------------------------------

      A Participant's Pre-Tax Contributions for any calendar year may not exceed Ten Thousand Dollars ($10,000.00) adjusted in order to reflect increases in the cost-of-living as announced from time to time by the United States Treasury Department. This limitation applies in the aggregate to the Participant's "elective contributions" under all plans. For this purpose, the term "elective contributions" includes the Participant's Pre-Tax Contributions to this Plan, the Participant's pre-tax contributions to any other qualified cash or deferred arrangement (as defined in Section 401(k) of the Code), any elective employer contributions to a simplified employee pension plan that are not included in the Participant's gross income due to Section 402(h)(1)(B) of the Code and any employer contribution used to purchase an annuity contract under Section 403(b) of the Code pursuant to a salary reduction arrangement (within the meaning of Section 3121(a)(5)(D) of the Code). In the event that the Participant's elective contributions to all such programs during any calendar year exceed the limitation for that calendar year, the Participant may, by March 1 of the calendar year following the calendar year for which the excess contributions were made, so advise the Advisory Committee and request the return of all or a portion of the excess contributions to this Plan. The excess contributions, along with any income thereon (as determined by the Advisory Committee in accordance with rules of uniform and nondiscriminatory application) may then be returned to the Participant by the next following April 15. The Advisory Committee is not under any obligation, however, to honor a request for a return.

4.3.      LIMITATION ON CONTRIBUTIONS OF HIGHLY COMPENSATED
          -------------------------------------------------

      (a)     ACTUAL DEFERRAL PERCENTAGE LIMITATIONS.  The
              --------------------------------------
contributions made by Participants who are Highly Compensated
Employees shall be limited to the extent necessary to satisfy one of the following two paragraphs:

      (1)     The "actual deferral percentage" for
   Participants who are Highly Compensated Employees for the Plan Year shall not exceed the "actual deferral percentage" for Participants who are not Highly Compensated
   Employees for the previous Plan Year multiplied by one and one-quarter (1.25); or

      (2) The actual deferral percentage for Participants who are Highly Compensated Employees for the Plan Year shall not exceed the actual deferral percentage for Participants who are not Highly Compensated Employees for the previous Plan Year multiplied by two (2), provided that the actual deferral percentage for Participants who are Highly Compensated Employees does not exceed the actual deferral percentage for Participants who are not Highly Compensated Employees by more than two percentage points (2%) or such lesser amount as the Secretary of the Treasury shall prescribe to prevent the multiple use of this alternative limitation with respect to any Highly Compensated Employee.

      (b)     SPECIAL DEFINITIONS.  For purposes of this Section
              -------------------
alone, the following definitions shall apply:

      (1) "Actual deferral percentage" - The average (expressed as a percentage) of the deferral percentages of the Participants in a group. The actual deferral percentage for a group shall be determined by adding the deferral percentage of all Participants in the group and dividing that sum by the number of Participants in the group.

      (2) "Deferral percentage" - The ratio (expressed as a percentage) of the Pre-Tax Contributions under the Plan on behalf of the Participant for the Plan Year to the Participant's Compensation for the Plan.

      (3) "Compensation" - Compensation shall be defined in accordance with the definition of Compensation in Section
   2.1(r) of the Plan.

      (c)     SPECIAL RULES.  For purposes of this Section, the
              -------------
following rules shall apply:

      (1)     If any Highly Compensated Employee is a
   participant under two (2) or more cash or deferred arrangements of the Employer, all such cash or deferred arrangement shall be treated as one (1) cash or deferred arrangement for purposes of determining such Highly
   Compensated Employee's individual deferral percentage.

      (2) At the election of the Employer, but in accordance with such rules as may be prescribed in applicable regulations, any matching contributions (within the meaning of Section 401(m)(4)(A) of the Code) or qualified nonelective contributions (within the meaning of Section 401(m)(4)(C) of the Code) allocated to a Participant under this or any other plan described in Section 401(a) of the Code maintained by the Employer or an Affiliate shall be aggregated with the Participant's Pre-Tax Contributions under this Plan for purposes of determining the Participant's deferral percentage. If the Employer makes such an election, such matching and qualified nonelective contributions (i) must satisfy the conditions set forth in Treasury Regulation Section 1.401(k)-1(b)(5) and (ii) must be subject to the same distribution requirements as are Pre-Tax Contributions. Additionally, in accordance with Treasury Regulations Section 1.401(k)-1(g)(13), such matching and qualified nonelective contributions must satisfy the above requirements without regard to whether they are actually treated as Pre-Tax Contributions.

      (3)     If this Plan satisfies the requirements of
   Section 401(a)(4) or Section 410 of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of Section 410(b) of the Code only if aggregated with this Plan, then the limitations of this Section shall be applied by determining the deferral percentages of Participants as if all such plans were a single plan.

      (4) The Pre-Tax Contributions, compensation, and other amounts treated as elective contributions of all family members are disregarded in determining the actual deferral percentage for the groups of Highly Compensated
   Employees and those who are not Highly Compensated
   Employees.

      (5)     The determination and treatment of the
   contribution percentage of any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

      (6) For purposes of determining the actual deferral percentage under Section 4.3(a), Participants who are directly or indirectly eligible to make an election to make a Pre-Tax Contribution under the Plan for all or a portion of the Plan Year shall be taken into account, including a Participant who cannot make Pre-Tax Contributions because of the limitations of Sections 415(c)(1) or 415(e).

      (7) Pre-Tax Contributions made by a Participant will be taken into account under the actual deferral percentage test for a Plan Year only if the contributions relate to Compensation that either would have been received by the Participant in the Plan Year (but for the deferral election) or are attributable to services performed by the Participant in the Plan Year and would have been received by the Participant within two and one-half (2 1/2) months after the close of the Plan Year (but for the deferral election).

      (8) For Plan Years beginning on or after January 1, 1999, if the Corporation has elected to apply Code Section 410(b)(4)(B) in determining whether the cash or deferred arrangement meets the requirements of Code Section 401(k)(3)(A)(i), the Corporation may, in determining whether the Plan meets the requirements of Section 4.3(a), exclude from consideration all eligible Employees (other than Highly Compensated Employees) who have not met the minimum age and service requirements of Code Section 410(a)(1)(A).

      (d)     DISTRIBUTION OF EXCESS CONTRIBUTIONS.  No later than
              ------------------------------------
the last day of each Plan Year, any "excess Pre-Tax Contributions" and the income allocable thereto will be distributed to Participants who made the excess Pre-Tax Contributions during the preceding Plan Year. For purposes of this paragraph, the term "excess Pre-Tax Contributions" means, with respect to any Plan Year, the aggregate amount of Pre-Tax Contributions paid to the Plan by the Highly Compensated Employees for the Plan Year over the maximum amount of Pre-Tax Contributions permitted pursuant to Section 4.3(a) and Section 401(k)(3)(A)(ii) of the Code. In order to determine the excess Pre-Tax Contributions attributable to a particular Participant, the Advisory Committee shall reduce the Pre-Tax Contributions made on behalf of Highly Compensated Employees beginning with the Highly Compensated Employees who have the highest dollar amount of Pre-Tax Contributions until the Pre-Tax Contributions of the Highly Compensated Employees do not exceed the limitations mentioned in the preceding sentence. The distribution of excess Pre-Tax Contributions for any Plan Year shall be made to Highly Compensated Employees on the basis of the respective portions of the excess Pre-Tax Contributions attributable to each such Highly Compensated Employee. The income allocable to excess Pre-Tax Contributions shall be determined by multiplying the income allocable for the Plan Year to the Participant's Pre-Tax Contributions Account from which the excess contributions are to be distributed by a fraction, the numerator of which is the excess Pre-Tax Contribution on behalf of the Participant for the preceding Plan Year and the denominator of which is the sum of the Participant's Pre-Tax Contributions Account balance on the last business day of the preceding Plan Year plus the Pre-Tax Contributions (other than excess Pre-Tax Contributions) allocated to that account during the Plan Year. If there is a loss, the total excess Pre-Tax Contributions shall nonetheless be distributed to the Participant, but the amount distributed shall not exceed the balance of the Pre-Tax Contributions Account from which the distribution is made. The amount of any excess contributions to be distributed shall be reduced by excess deferrals previously distributed for the taxable year ending in the same Plan Year in accordance with Section 402(g)(2) of the Code and excess deferrals to be distributed for a taxable year shall be reduced by excess contributions previously distributed for the Plan beginning in such taxable year.

      (e)     REDUCTION OF FUTURE CONTRIBUTIONS.  If prior to the
              ---------------------------------
end of a Plan Year the Advisory Committee concludes that the average rate of Pre-Tax contributions made on behalf of Highly Compensated Employees would violate the rules set forth in paragraph (a) and
Section 401(k) of the Code, the Advisory Committee may prospectively reduce the Pre-Tax Contributions directed by the Highly Compensated Employees. The reduction shall be implemented by reducing first the highest rates of Pre-Tax Voluntary Contributions within such group and then the highest rates of Pre-Tax Required Contributions within the group, with such rates to be reduced in one percent (1%) increments or fractions thereof, as determined by the Advisory Committee. Any reduction pursuant to this Section shall be limited to the extent necessary to assure compliance with the requirements set forth in paragraph (a) and Section 401(k) of the Code.

4.4.		DESIGNATION AND CHANGE OF DESIGNATION OF PRE-TAX
                ------------------------------------------------
                CONTRIBUTIONS.
                -------------


      (a)     USE OF FORMS.  All designations or changes of
              ------------
designation of the amount of Pre-Tax Contributions directed by a Participant shall be made on forms supplied by the Advisory Committee, signed by the Participant and delivered to the Advisory Committee.

Notwithstanding the foregoing, as of the Automatic Enrollment
Effective Date, any designation made as a result of an automatic enrollment, need not be made on a form.

      (b)     FREQUENCY OF CHANGES.  A Participant may change his
              --------------------
rate of Pre-Tax Contributions as of the first day of the first payroll period in each calendar quarter, except as otherwise determined by the Advisory Committee in a uniform manner with respect to all Participants. All such designations or changes shall be made effective as of the first day of the calendar quarter following receipt by the Advisory Committee of the appropriate forms, as long as the forms are received by the Advisory Committee at least ten (10) days prior to the first day of such calendar quarter or within such shorter period as the Advisory Committee may prescribe pursuant to rules of uniform application.

      (c)     GENERAL.  A payroll deduction designation form, or a
              -------
payroll deduction made as a result of an automatic enrollment, shall be effective until it is succeeded by a later valid payroll deduction designation form, or until the Participant separates from employment or becomes a Non-Contributing Participant or Inactive Participant. All designations or changes of designation shall be subject to the right of the Advisory Committee to refuse to accept such designation or change of designation directed by a Participant if the Advisory Committee concludes that such designation or change of designation would cause the Plan to fail to satisfy Section 4.2 or Section 4.3.

4.5.            SUSPENSION OF PRE-TAX CONTRIBUTIONS.
                -----------------------------------

      A Participant may instruct the Advisory Committee to suspend his Pre-Tax Contributions at any time. The suspension will be effective as soon as possible following receipt of the instruction from the Participant. A suspension may last indefinitely. A Participant may recommence directing contributions at any time in accordance with the procedures set forth in Section 4.4 for changing the rate of Pre-Tax Contributions. Suspension of Pre-Tax Contributions shall be made pursuant to a form supplied by the Advisory Committee, signed by the Participant and delivered to the Advisory Committee. While a Participant is on an Approved Leave of Absence, he shall be a Non-Contributing Participant. A Participant shall not be entitled to "make up" suspended Pre-Tax Contributions, except to the extent required by Section 15.9 of the Plan.

4.6.            AFTER-TAX CONTRIBUTIONS.
                -----------------------

      No current "after-tax" contributions shall be permitted under the Plan. After-Tax Contributions made to the Plan by a Participant previously shall continue to be held in the Trust Fund and shall be credited to the Participant's After-Tax Contribution Account.
 Until withdrawn or distributed, the After-Tax Contributions Account shall continue to share in the earnings or losses of the Trust Fund.

4.7.            ROLLOVER CONTRIBUTIONS.
                ----------------------

      (a)     CONTRIBUTION.  Any Employee (whether or not a
              ------------
Participant) who has received a distribution from a profit sharing plan, stock bonus plan or pension plan intended to "qualify" under
Section 401 of the Code may transfer such distribution to the Trust Fund if such contribution to the Trust Fund would constitute, in the sole and absolute discretion of the Advisory Committee, a "rollover contribution" within the meaning of the applicable provisions of the Code. Additionally, an Employee may request, with the approval of the Advisory Committee that the Trustee accept a transfer from the trustee of another qualified plan. Upon such approval, the Trustee shall accept such transfer. The Advisory Committee may, in its sole discretion, decline to accept such transfer. For purposes of this Plan, both a "rollover contribution" within the meaning of the applicable provisions of the Code and a transfer initiated by the Employee from another plan shall be referred to as a "Rollover Contribution." If the Advisory Committee decides to grant an Employee's request to make a Rollover Contribution, the Employee may contribute to the Trust Fund cash or other property acceptable to the Trustee to the extent of such distribution.

      (b)     ACCOUNTING AND DISTRIBUTIONS.  The Advisory Committee
              ----------------------------
 shall credit the Rollover Contribution to a separate account (the "Rollover Contribution Account") for the Employee's sole benefit.
The separate Rollover Contribution Account shall be adjusted, valued and credited pursuant to Section 8.3. Any such Rollover Contribution Account shall be nonforfeitable and shall be paid to the Employee or his Beneficiary in the same manner as benefits would be paid to the Participant or Beneficiary under ARTICLE ELEVEN.

      (c)     NO GUARANTY.  The Advisory Committee, the Employer and
              -----------
the Trustee do not guarantee the Rollover Contribution Accounts of Participants in any way from loss or depreciation. The Employer, the Advisory Committee and the Trustee do not guarantee the payment of any money which may be or become due to any person from a Rollover Contribution Account, and the liability of the Employer, the Advisory Committee or the Trustee to make any payment therefrom shall at any and all times be limited to the then value of the Rollover Contribution Account.

      (d)     PROHIBITION OF ROLLOVERS FROM CERTAIN PLANS.  The
              -------------------------------------------
Advisory Committee shall not permit a Participant to make a direct transfer to this Plan (as distinguished from a "rollover contribution" or "eligible rollover distribution" within the meaning of the Code) if the plan from which the transfer is to be made is or was subject to the joint and survivor annuity and preretirement survivor annuity requirements of Section 417 of the Code by reason of
Section 401(a)(11) of the Code.

      (e)     EFFECTIVE DATE.  The provisions of this Section 4.7
              --------------
shall be effective as of November 1, 1997.

                                 ARTICLE FIVE
                                 ------------
                            EMPLOYER CONTRIBUTIONS
                            ----------------------

5.1.            PROFIT SHARING CONTRIBUTION.
                ---------------------------

      (a)     REGULAR PROFIT SHARING CONTRIBUTION.  Subject to the
              -----------------------------------
Board's right to terminate or amend this Plan, the Employer shall contribute to the Trust Fund for each Plan Year as a Profit Sharing Contribution such amount, if any, as the Board shall determine, in its sole and absolute discretion.

      (b)     SPECIAL PROFIT SHARING CONTRIBUTIONS.  Notwithstanding
              ------------------------------------
whether any Profit Sharing Contribution is made for the Plan Year pursuant to Section 5.1(a) or any other provision contained herein, the Employer may make a special Profit Sharing Contribution to the Trust Fund each Plan Year in such amount and on behalf of such Participants and Non-Contributing Participants, as the Board shall determine, in its sole and absolute discretion, provided that in no event shall a special Profit Sharing Contribution be made on behalf of any Participant or any Non-Contributing Participant who is a Highly Compensated Employee.

      (c)     SPECIAL "PER CAPITA" PROFIT SHARING CONTRIBUTIONS.
              -------------------------------------------------
In addition to the foregoing, the Employer may make a special "per capita" Profit Sharing Contribution to the Trust Fund on behalf of each Participant and Non-Contributing Participant in such amount, if any, as the Board shall determine, in its sole and absolute discretion, provided that each Participant and Non-Contributing Participant receives an equal allocation of such special "per capita" Profit Sharing Contribution.

      (d)     AGGREGATE PROFIT SHARING CONTRIBUTIONS.  In no event
              --------------------------------------
shall the aggregate Profit Sharing Contributions for any Plan Year be more than the amount allowable as a deduction for federal income tax purposes for such Plan Year.

5.2.		ESOP CONTRIBUTIONS.
                ------------------

      (a)     REGULAR ESOP CONTRIBUTION.  Subject to the Board's
              -------------------------
right to terminate or amend this Plan, the Employer shall contribute to the Trust Fund for each Plan Year as an ESOP Contribution such amount, if any, as the Board shall determine, in its sole and absolute discretion.

      (b)     SPECIAL ESOP CONTRIBUTIONS.  Notwithstanding whether
              --------------------------
any ESOP Contribution is made for the Plan Year pursuant to Section 5.2(a) or any other provision contained herein, the Employer may make a special ESOP Contribution each Plan Year in such amount and on behalf of such Participants and Non-Contributing Participants, as the Board shall determine, in its sole and absolute discretion, provided that in no event shall a special ESOP Contribution be made on behalf of any Participant or any Non-Contributing Participant who is a Highly Compensated Employee.

      (c)     SPECIAL "PER CAPITA" ESOP CONTRIBUTIONS.  In addition
              ---------------------------------------
to the foregoing, the Employer may make a special "per capita" ESOP Contribution on behalf of each Participant and Non-Contributing Participant in such amount, if any, as the Board shall determine, in its sole and absolute discretion, provided that each Participant and Non-Contributing Participant receives an equal allocation of such special "per capita" ESOP Contribution.

      (d)     AGGREGATE ESOP CONTRIBUTIONS.  In no event shall the
              ----------------------------
aggregate ESOP Contributions for any Plan Year be more than the amount allowable as a deduction for federal income tax purposes for such Plan Year.

5.3.		"TOP HEAVY" CONTRIBUTIONS.
                -------------------------

      The Employer may, in its sole and absolute discretion, make additional ESOP Contributions for any Plan Year in which the Plan is Top Heavy in such amounts as may be necessary to fund the Employer contribution allocation required by Section 8.2.

5.4.            EMPLOYER MATCHING CONTRIBUTION.
                ------------------------------

      (a)     DISCRETIONARY MATCHING CONTRIBUTIONS.  Subject to the
              ------------------------------------
Board's right to terminate or amend this Plan, the Employer shall contribute to the Trust Fund for each Plan Year as an Employer Matching Contribution such amount, if any, as the Board shall determine in its sole and absolute discretion.

      (b)     LIMITATION ON CONTRIBUTIONS OF HIGHLY COMPENSATED
              -------------------------------------------------
EMPLOYEES.  The Employer Matching Contributions made on behalf of
---------
Participants who were Highly Compensated Employees were limited to the extent necessary to satisfy one of the following two paragraphs:

      (1) The "average contribution percentage" for Participants who were Highly Compensated Employees for the Plan Year could not exceed the "average contribution percentage" for Participants who were not Highly
   Compensated Employees for the previous Plan Year multiplied by one and one-quarter (1.25); or

      (2) The average contribution percentage for Participants who were Highly Compensated Employees for the Plan Year could not exceed the average contribution percentage for Participants who were not Highly Compensated Employees for the previous Plan Year multiplied by two (2), provided that the average contribution percentage for Participants who were Highly Compensated Employees did not exceed the average contribution percentage for Participants who were not Highly Compensated Employees by more than two percentage points (2%) or such lesser amount as the Secretary of the Treasury prescribed to prevent the multiple use of this alternative limitation with respect to any Highly Compensated Employee.

      (c)     DEFINITIONS.  For purposes of this Section alone, the
              -----------
following definitions shall apply:

      (1)     "Average contribution percentage" - The average
   (expressed as a percentage) of the contribution percentages of the Participants in a group.

      (2)     "Contribution percentage" - The ratio
   (expressed as a percentage) of the Matching Contributions under the Plan on behalf of the Participant for the Plan
   Year to the Participant's compensation for the Plan Year.

      (3) "Compensation" - Compensation shall be defined in accordance with the definition of Compensation in Section
   2.1(r) of the Plan.

      (d)     SPECIAL RULES.  For purposes of this Section, the
              -------------
following rules shall apply:

      (1) The contribution percentage for any Participant who was a Highly Compensated Employee for the Plan Year and who was eligible to make Pre-Tax Contributions (or to have employee contributions within the meaning of Section 401(m)(3)(A) of the Code, qualified nonelective contributions within the meaning of Section 401(m)(4)(C) of the Code or elective deferrals within the meaning of Section 402(g)(3)(A) of the Code allocated to his account under this Plan and one or more other plans described in Section 401(a) or arrangements described in Section 401(k) of the Code that are maintained by the Employer or an Affiliate) were determined as if all such contributions (and all such matching contributions, qualified nonelective contributions or elective deferrals) were made under a single plan.

      (2) In the event that this Plan satisfied the requirements of Section 410(b) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfied the requirements of Section 410(b) of the Code only if aggregated with this Plan, then the limitations of this Section were applied by determining the contribution percentages of Participants as if all such plans were a single plan.

      (3) The Matching Contributions, compensation, and other amounts treated as matching contributions of all family members were disregarded in determining the actual contribution percentage for the groups of Highly Compensated Employees and those who were not Highly Compensated Employees.

      (4) The determination and treatment of the con-tribution percentage of any Participant may have satisfied such other requirements as may be prescribed by the Secretary of the Treasury.

      (5) For purposes of determining whether the Plan satisfies the actual contribution percentage test of Section 5.4(b) of the Plan and Section 401(m) of the Code, all Pre-Tax Contributions and Matching Contributions that are made under two or more plans that are aggregated for purposes of
   Section 401(a)(4) and 410(b) of the Code (other than Section 410(b)(2)(A)(ii)) shall be treated as made under a single plan.

      (6) For purposes of the actual contribution percentage test of Section 5.4(b) and Section 401(m) of the Code, the actual contribution ratios of all "eligible Employees" shall be taken into account. For purposes of this paragraph, an "eligible Employee" is any Employee who is directly eligible to receive an allocation of Matching Contributions or to make Pre-Tax Contributions and includes:
   (i) an Employee who would be a Plan Participant but for the failure to make required contributions; (ii) an Employee whose right to make Pre-Tax Contributions or receive Matching Contributions has been suspended because of an election (other than certain one-time elections) not to participate; and (iii) an Employee who cannot make Pre-Tax Contributions or receive a Matching Contribution because
   Section 415(c)(1) or Section 415(e) of the Code prevents the Employee from receiving additional Annual Additions. In the case of an eligible Employee who makes no Pre-Tax Contributions and who receives no Matching Contributions, the contribution ratio that is to be included in determining the actual contribution percentage is zero (0).

      (7) For Plan Years beginning on or after January 1, 1999, if the Corporation has elected to apply Code Section 410(b)(4)(B) in determining whether the Plan meets the requirements of Code Section 410(b), the Corporation may, in determining whether the arrangement meets the requirements of Section 5.4(c), exclude from consideration all eligible Employees (other than Highly Compensated Employees) who have not met the minimum age and service requirements of Code
   Section 410(a)(1)(A).

      (e)     DISTRIBUTION OF EXCESS CONTRIBUTIONS.  No later than
              ------------------------------------
the last day of each Plan Year, any "excess aggregate contributions" and the income allocable thereto will be distributed to Participants who made excess aggregate contributions during the preceding Plan Year. For purposes of this paragraph, an "excess aggregate contribution" is the amount described in Section 401(m)(6)(B) of the Code. In order to determine the excess aggregate contributions attributable to a particular Participant, the Advisory Committee shall reduce the Matching Contributions made on behalf of Highly Compensated Employees, beginning with the Highly Compensated Employees who have the highest dollar amount of Matching Contributions, until the

Matching Contributions of the Highly Compensated Employees do not exceed the limitations mentioned in the preceding sentence. For each Highly Compensated Employee, the amount of excess aggregate contributions for a Plan Year is equal to the total of employee, matching and other contributions taken into account in performing the actual contribution percentage test minus the Employee's actual contribution ratio multiplied by the Employee's Compensation. The income allocable to excess aggregate contributions was to be determined by multiplying the income allocable to the Participant's Matching Contributions Account for the Plan Year by a fraction, the numerator of which is the excess aggregate contributions on behalf of the Participant for the preceding Plan Year and the denominator of which is the Participant's Matching Contributions Account balance on the last business day of the preceding Plan Year. The excess aggregate contributions to be distributed to the Participant shall be adjusted for income and losses. In the case of a loss, the total excess aggregate contributions would nonetheless be distributed to the Participant, but the amount distributed could not exceed the Participant's Matching Contributions Account balance.

      (f)     MULTIPLE USE OF THE ALTERNATIVE LIMITATION.  For
              ------------------------------------------
purposes of determining whether the limitations in Sections 4.3 and
5.4 are met, the Plan shall satisfy the test for multiple use of the "alternative limitation" (as described in Sections 401(k)(3)(A)(ii)(II) and 401(m)(2)(A)(ii) of the Code) set forth in Treasury Regulation Section 1.401(m)-2. If multiple use of the alternative limitation occurs with respect to two or more plans or arrangements maintained by the Employer it must be corrected by reducing the actual deferral percentage or actual contribution percentage of Highly Compensated Employees in the manner described in Treasury Regulation Section 1.401(m)-2(c)(3); provided that the Employer may instead eliminate the multiple use of the alternative limitation by making qualified nonelective contributions.

5.5.		PAYMENT OF EMPLOYER MATCHING CONTRIBUTIONS, PROFIT SHARING
                ----------------------------------------------------------
                CONTRIBUTIONS AND ESOP CONTRIBUTIONS.
                ------------------------------------

      Profit Sharing Contributions pursuant to Section 5.1, ESOP Contributions pursuant to Section 5.2 and Employer Matching Contributions pursuant to Section 5.4, may be paid within the Plan Year for which such contribution is made or within the period thereafter ending on the date by which the Corporation's Federal income tax return for the corresponding year of deduction must be filed, including any extensions of such date. Employer Matching Contributions and ESOP Contributions may be paid in cash or in Employer Securities, in the discretion of the Corporation. Profit Sharing Contributions may be paid in cash or other property acceptable to the Trustee.

5.6.		CONDITIONAL NATURE OF CONTRIBUTIONS.
                -----------------------------------

      (a)     MISTAKE OF FACT.  Any contribution made to this Plan
              ---------------
by the Employer because of a mistake of fact shall be returned to the Employer upon its request within one (1) year of the date of the contribution.

      (b)     DEDUCTIBILITY.  Every contribution made by the
              -------------
Employer is conditional on its deductibility. If the Internal Revenue Service determines that all or part of a contribution is not deductible, the contribution (to the extent that it is not deductible) shall be refunded to the Employer upon its request within one (1) year after the date of the disallowance.

      (c)     LIMITATIONS ON AMOUNTS RETURNED.  Notwithstanding
              -------------------------------
anything to the contrary, the maximum amount that may be returned to the Employer pursuant to subparagraphs (a) and (b), above, is limited to the portion of such contribution attributable to the mistake of fact or the portion of such contribution deemed non-deductible (the "excess contribution"). Earnings attributable to the excess contribution will not be returned to the Employer, but losses attributable thereto will reduce the amount so returned. In no case shall withdrawal of any excess contribution pursuant to subparagraphs
(a) and (b), above, reduce the balance of the Participant's account to less than the balance would have been had the excess contribution not been made.

                                 ARTICLE SIX
                                 -----------
                         INVESTMENT OF CONTRIBUTIONS
                         ---------------------------

6.1.		PARTICIPANT DIRECTED INDIVIDUAL ACCOUNT PLAN.
                --------------------------------------------

      (a)     GENERAL.  This Plan is intended to constitute a
              -------
participant directed individual account plan under Section 404(c) of the Act with respect to those amounts held in the Pre-Tax Contribution Account, the Employer Matching Contribution Account, the Profit Sharing Account, the After-Tax Contribution Account, the ESOP Account (to the extent qualified Participants may diversify such ESOP Account pursuant to Section 6.4(b)) and, effective November 1, 1997, the Rollover Contribution Account. As such, Participants shall be provided the opportunity to exercise control over some or all of the assets in their accounts under the Plan. The Board, pursuant to uniform and non-discriminatory rules, shall establish three or more Funds which provide each Participant with a broad range of investment alternatives in accordance with Department of Labor Regulation Section 2550.404c-1(b)(3). The Funds available under the Plan, and any restrictions on such Funds, may be modified or supplemented from time to time by action of the Board, without the necessity of a Plan amendment. In its discretion, the Board may delegate to the Advisory Committee the responsibility and authority to modify or supplement the Funds available under the Plan and to impose any restrictions on such Funds. If the Board delegates such authority to the Advisory Committee, the Advisory Committee may add or delete Funds by action as described in Section 12.1(c) of the Plan, without the necessity of a Plan amendment.

      (b)     REQUIRED INFORMATION.  The Advisory Committee shall
              --------------------
provide each Participant with the opportunity to obtain sufficient information to make informed decisions with regard to investment alternatives available under the Plan, and incidents of ownership appurtenant to such investments. The Advisory Committee shall promulgate and distribute to Participants an explanation that the Plan is intended to comply with section 404(c) of the Act and any relief from fiduciary liability resulting therefrom, a description of investment alternatives available under the Plan, an explanation of the circumstances under which Participants may give investment instructions and any limitations thereon, along with all other information and explanations required under Department of Labor Regulation Section 2550.404c-1(b)(2)(B)(1). In addition, the Advisory Committee shall provide information to Participants upon request as required by Department of Labor Regulation Section 2550.404c-1(b)(2)(B)(2). Neither the Employer, Advisory Committee, Trustee, or any other individual associated with the Plan or the Employer shall give investment advice to Participants with respect to Plan investments. The providing of information pursuant to this
Section 6.1 shall not in any way be deemed to be the providing of investment advice, and shall in no way obligate the Employer, Advisory Committee, Trustee or any other individual associated with the Plan or the Employer to provide any investment advice.

      (c)     IMPERMISSIBLE INVESTMENT INSTRUCTION.  The Advisory
              ------------------------------------
Committee shall decline to implement any Participant instructions if:
 (1) the instruction is inconsistent with any provisions of the Plan or Trust Agreement; (2) the instruction is inconsistent with any investment direction policies adopted by the Advisory Committee from time to time; (3) implementing the instruction would not afford a Plan fiduciary protection under section 404(c) of the Act; (4) implementing the instruction would result in a prohibited transaction under Section 406 of the Act or Section 4975 of the Code; (5) implementing the instruction would result in taxable income to the Plan; (6) implementing the instruction would jeopardize the Plan's tax qualified status; or (7) implementing the instruction could result in a loss in excess of a Participant's account balance. The Advisory Committee, pursuant to uniform and nondiscriminatory rules, may promulgate additional limitations on investment instruction consistent with
Section 404(c) of the Act from time to time.

      (d)     INDEPENDENT EXERCISE.  A Participant shall be given
              --------------------
the opportunity to make independent investment directions. No Plan fiduciary shall subject any Participant to improper influence with respect to any investment decisions, and nor shall any Plan fiduciary conceal any non-public facts regarding a Participant's Plan investment unless disclosure is prohibited by law. Plan fiduciaries shall remain completely neutral in all regards with respect to Participant investment direction. A Plan fiduciary may not accept investment instructions from a Participant known to be legally incompetent, and any transactions with a fiduciary, otherwise permitted under this
Section 6.1 and the uniform and nondiscriminatory rules regarding investment direction promulgated by the Advisory Committee, shall be fair and reasonable to the Participant in accordance with Department of Labor Regulation Section 404c-1(c)(3).

      (e)     LIMITATION OF LIABILITY AND RESPONSIBILITY.  The
              ------------------------------------------
Trustee, the Advisory Committee and the Employer shall not be liable for acting in accordance with the directions of a Participant pursuant to this Section 6.1 or for failing to act in the absence of any such direction. The Trustee, the Advisory Committee and the Employer shall not be responsible for any loss resulting from any direction made by a Participant and shall have no duty to review any direction made by a Participant. The Trustee shall have no obligation to consult with any Participant regarding the propriety or advisability of any selection made by the Participant.

6.2.		DIRECTION BY PARTICIPANT.
                ------------------------


      As permitted by Section 6.1, the following specific rules shall govern a Participant's ability to direct the investment of amounts held in his various Accounts:

      (a)     INVESTMENT OF PRE-TAX CONTRIBUTIONS.  Subject to the
              -----------------------------------
provisions of this Section 6.2, each Participant shall designate, on a form supplied by the Advisory Committee, signed by the Participant and delivered to the Advisory Committee, the amounts credited to his Pre-Tax Contribution Account that is to be invested in one or more of the Funds (other than the ESOP Fund), individual life insurance policies pursuant to Section 6.6 or in loans pursuant to Section 6.5.
 Each Participant may, except as otherwise provided in this Plan, direct the investment of all of the amounts credited to his Pre-Tax Contribution Account in a single Fund, or the Participant may direct five percent (5%) increments (or multiples of five percent (5%) increments) of amounts allocable to his Pre-Tax Contribution Account to be invested in such Funds as he shall desire. As set forth in
Section 3.2(c), if an eligible Employee becomes a Participant due to the automatic enrollment provisions under Section 3.2(c), his Pre-Tax Contributions made after the Automatic Enrollment Effective Date shall be allocated to the Income Fund unless he designates the Fund or Funds to which such amounts should instead be allocated.

      (b)     INVESTMENT OF MATCHING CONTRIBUTIONS ACCOUNTS.
              ---------------------------------------------
Subject to the provisions of this Section 6.2, each Participant shall designate, on a form supplied by the Advisory Committee, signed by the Participant and delivered to the Advisory Committee, the amounts credited to his Employer Matching Contribution Account that are to be invested in one or more of the Funds (other than the ESOP Fund). Each Participant may, except as otherwise provided in this Plan, direct the investment of all of the amounts credited to his Matching Contribution Account in a single Fund, or the Participant may direct five percent (5%) increments (or multiples of five percent (5%) increments) of amounts allocable to his Matching Contribution Account to be invested in such Funds as he shall desire.

      (c)     INVESTMENT OF ESOP CONTRIBUTIONS.  Except as otherwise
              --------------------------------
provided in Section 6.4(b), Participants shall not be allowed to direct the investment of their ESOP Accounts. Rather, all ESOP Contributions allocable to each Participant's ESOP Account will automatically be allocated to and invested as part of the ESOP Fund. The investment of the ESOP Fund shall be in the discretion of the ESOP Trustee, subject to the provisions of this Plan. To the extent permitted by Section 6.4(b) and subject to the provisions of this
Section 6.2, each qualified Participant may elect to direct the investment of a portion of his ESOP Account in one or more of the Funds (other than the ESOP Fund). The direction shall be made on a form supplied by the Advisory Committee, signed by the qualified Participant and delivered to the Advisory Committee. The portion of the qualified Participant's ESOP Account that may be invested at the qualified Participant's direction, as determined pursuant to Section 6.4(b), may be invested in a single Fund, or the qualified Participant may direct five percent (5%) increments (or multiples of five percent (5%) increments) of amounts allocable to his ESOP Account to be invested in such Funds as he shall desire.

      (d)     INVESTMENT OF PROFIT SHARING AND AFTER-TAX
              ------------------------------------------
CONTRIBUTIONS ACCOUNTS.  Subject to the provisions of this Section
----------------------
6.2, each Participant shall designate, on a form supplied by the Advisory Committee, signed by the Participant and delivered to the Advisory Committee, the amounts credited to his Profit Sharing Account or his After-Tax Contributions Account that are to be invested in one or more of the Funds (other than the ESOP Fund). Each Participant may, except as otherwise provided in this Plan, direct the investment of all the amounts credited to his Profit Sharing Account and his After-Tax Contributions Account in a single Fund, or the Participant may direct five percent (5%) increments (or multiples of five percent (5%) increments) of amounts allocable to his Profit Sharing Account and/or his After-Tax Contributions Accounts to be invested in such Funds as he shall desire.

      (e)     LIMITATION ON INVESTMENTS IN ESOP FUND.  If there is
              --------------------------------------
then in effect with respect to the ESOP Fund a registration statement or offering circular pursuant to the Securities Act of 1933, a Participant may direct investment of any sums attributable to his Pre-Tax Contribution Account to the ESOP Fund. The Advisory Committee shall determine, in its sole and exclusive discretion (but in reliance upon legal counsel, if it desires), when sums allocable to the Pre-Tax Contribution Accounts of Participants may be invested in the ESOP Fund. If permitted pursuant to uniform, nondiscriminatory rules adopted by the Advisory Committee, to the extent provided in this
Section 6.2, it shall be permissible, if so directed by Participants, for all sums allocable to the Employer Matching Contribution Accounts to be invested in the ESOP Fund. The ESOP Trustee is specifically authorized and empowered, pursuant to this Plan and in accordance with the terms and provisions of the ESOP Trust Agreement, to hold any amount of "qualifying employer securities" (as defined in Section 407(d)(5) of the Act) without regard to the diversification requirements of Section 404(a)(1)(C) and Section 407(a) of the Act, as permitted pursuant to Section 404(a)(2) and Section 407(b)(1) of the Act.

      (f)     NO DISTINCTION BETWEEN INCOME AND PRINCIPAL.  The
              -------------------------------------------
income of and gains of each Fund shall be added to the Fund and each Fund shall be invested without distinction between principal and income.

      (g)     EFFECT OF WRITTEN INSTRUCTION.  The written investment
              -----------------------------
directive of a Participant shall be effective until another written directive is received by the Advisory Committee. Subject to the last sentence of Section 3.2(c), the Trustee, in its discretion, will invest the portion of the Participant's Accounts for which the Participant has the right to issue, but has not issued, investment directions in accordance with this Plan and the Trust Agreement.

      (h)     FORMER PARTICIPANTS AND BENEFICIARIES.  For purposes
              -------------------------------------
of this ARTICLE SIX, the term "Participant" shall be deemed to include former Participants and Beneficiaries of any deceased
Participant.


      (i)     VOTING, TENDER OFFERS, OR SIMILAR RIGHTS.  Unless
              ----------------------------------------
passed through to the Participants, the Trustee, in its discretion, shall vote all proxies relating to the exercise of voting, tender or similar rights that are incidental to the ownership of any asset which is held in any Fund, other than the ESOP Fund.

      (j)     INVESTMENT OF ROLLOVER CONTRIBUTION ACCOUNTS.
              --------------------------------------------
Effective November 1, 1997, subject to the provisions of this Section 6.2, each Employee shall designate, on a form supplied by the Advisory Committee, signed by the Participant and delivered to the Advisory Committee, the amounts credited to his Rollover Contribution Account that are to be invested one or more of the Funds (other than the ESOP
Fund). Each Participant may, except as otherwise provided in this Plan, direct the investment of all of the amounts credited to his Rollover Contribution Account in a single Fund, or the Participant may direct five percent (5%) increments (or multiples of five percent (5%) increments) of amounts allocable to his Rollover Contribution Account to be invested in such Funds as he shall desire.

6.3.		CHANGE IN INVESTMENT DIRECTIONS.
                -------------------------------

      (a)     RULES.  Participants may elect to change their
              -----
investment directions with respect to future contributions during the months of March, June, September and December, with the changes to be effective as of the first day of the first payroll period beginning in the next succeeding calendar quarter, if the notice of change is received by the Advisory Committee at least ten (10) days prior to the beginning of such calendar quarter or within such shorter period as the Advisory Committee may prescribe pursuant to rules of uniform application.

      (b)     GENERAL.  All changes shall be permitted subject to
              -------
the provisions of Section 6.2 regarding the available investments for various types of contributions. Any change shall be made pursuant to a form provided by the Advisory Committee, signed by the Participant and delivered to the Advisory Committee.

6.4.		TRANSFERS BETWEEN INVESTMENT FUNDS.
                ----------------------------------

      (a)     GENERAL.  Except as provided in this Section 6.4, a
              -------
Participant may transfer all or a portion of his Accounts invested in a Fund to another Fund or Funds as of the Accounting Date for which such notice is given in accordance with uniformly applied nondiscriminatory rules of the Advisory Committee. All transfers shall be subject to the requirements and limitations of Section 6.2. Each such transfer shall be made pursuant to a form provided by the Advisory Committee, signed by the Participant and delivered to the Advisory Committee at least five (5) working days prior to the Accounting Date for which such notice is given or within such shorter period as the Advisory Committee may prescribe for the receipt of such forms pursuant to rules of uniform application. Transfers may be made four (4) times each Plan Year, effective as of an Accounting Date.

      (b)     ESOP DIVERSIFICATION ELECTION.  ESOP Contributions
              -----------------------------
allocable to a Participant's ESOP Account and amounts transferred to the ESOP Fund from amounts credited to a Participant's other Accounts may not be transferred from the ESOP Fund to another Fund or Funds, except as provided in this Section 6.4(b). A Participant shall become a "qualified Participant" and may elect to diversify his ESOP Account after attaining age fifty-five (55) and being credited with ten (10) or more years of participation in the Plan since the later of (1) the date he commenced participation in the Plan or (2) January 1, 1988 (which is the date as of which the ESOP feature was added to this Plan). (In other words, no Participant will be allowed to diversify his ESOP Account prior to January 1, 1998.) A qualified Participant may elect to diversify twenty-five percent (25%) of his or her ESOP Account during the "qualified election period." The "qualified election period" is the six (6) year period commencing with the Plan Year in which the Participant becomes a qualified Participant. In addition, in the final year of the six (6) year qualified election period, a Participant may diversify fifty percent (50%) of his or her ESOP Account balance. A qualified Participant may elect to diversify his ESOP Account by directing the investment of up to the available percentage of such account (twenty-five percent (25%) or fifty percent (50%) as the case may be) to one or more of the Funds (other than the ESOP Fund) in accordance with the provisions of Sections 6.3 and 6.4, commencing as of the first day of the first Plan Year falling within the qualified election period. Beginning with the first day of the first Plan Year falling within the qualified election period, the restrictions on the transfer of the portion of any Account other than the ESOP Account from the ESOP Fund to any other Fund, as set forth in the first sentence of this paragraph, shall no longer be applicable to such qualified Participant and such transfers may be accomplished pursuant to the rules of Section 6.4(a).

6.5.            LOANS TO PLAN PARTICIPANTS.
                --------------------------

      (a)     GENERAL.  The Advisory Committee is authorized to
              -------
direct the Administrative Trustee to make a loan or loans to a Participant in an earmarked investment of the Participant's Accounts.
 Such loan shall be available to all Participants on a non-discriminatory basis, except that the Advisory Committee may refuse to make a loan or may limit a loan on the basis of credit worthiness. The Advisory Committee shall not direct the

Administrative Trustee to make loans to Highly Compensated Employees in amounts which, when expressed as a percentage of the Participant's vested interest in his Accounts, are greater than those available to other Participants; provided, however, that the Advisory Committee may adopt a rule precluding loans of less than One Thousand Dollars ($1,000). As a general rule, a Participant may not have more than one
(1) loan outstanding at any particular time and a Participant may not receive a loan for a period of one (1) year following the repayment of an earlier loan. The limitations referred to in the preceding sentence shall not apply if the Advisory Committee determines that the Participant has a "hardship" within the meaning of Section 9.3.

      (b)     AMOUNT.  The total outstanding loans from the Trust
              ------
Fund to any Participant at any time shall not exceed the lesser of (a) fifty percent (50%) of the Participant's vested interest in his Accounts, or (b) ninety percent (90%) of the portion of the Participant's Accounts that is invested in the Income Fund, both determined as of the most recent Accounting Date for the Plan. Any loan which is made pursuant to this Section shall be treated as a taxable distribution to the extent that it causes the outstanding balance at any time of all loans from all "employee pension benefit plans" (as defined in the Act) of the Employer and its Affiliates that are intended to "qualify" under Section 401(a) of the Act to exceed fifty percent (50%) of the present value of the Participant's nonforfeitable accrued benefit under all such plans; provided that such maximum shall not be less than Ten Thousand Dollars ($10,000.00) nor more than Fifty Thousand Dollars ($50,000.00) with such Fifty Thousand Dollar ($50,000.00) limitation to be reduced by the highest outstanding loan balance during the twelve (12) month period preceding the date on which a loan is made. The Advisory Committee may, in the exercise of its discretion, prohibit the making of any loan that would be treated as a taxable distribution. The Advisory Committee may also impose such other limitations and restrictions with respect to the amount of loans as it deems necessary or advisable, provided that such limitations or restrictions shall be consistent with the applicable provisions of the Act and the Code.

      (c)     SECURITY.  The loan shall be evidenced by the
              --------
Participant's promissory note and shall be secured by an assignment of the Participant's vested interest in his Employer Contributions Account and such additional collateral as the Advisory Committee shall deem necessary, provided that in no event shall the loan be secured by an assignment of more than fifty percent (50%) of the Participant's vested nonforfeitable interest in his Accounts. In determining whether a pledge of additional collateral is necessary, the Administrative Trustee shall consider the Participant's credit worthiness and the impact on the Plan in the event of a default under the loan prior to the Participant's Benefit Commencement Date.

      (d)     INTEREST RATE.  All loans shall bear interest at a
              -------------
rate determined by the Advisory Committee which shall be commensurate with the interest rates charged by persons in the business of lending money for similar loans. Subject to the foregoing, the terms of any loan shall be arrived at by mutual agreement between the Administrative Trustee and the Participant pursuant to a uniform, nondiscriminatory policy.

      (e)     REPAYMENT.  All loans shall be repayable in monthly,
              ---------
quarterly or more frequent installments over a period not exceeding five (5) years. All loans shall be repayable by payroll withholdings or in the case of a former Employee or an Employee on a leave of absence by any other means acceptable to the Advisory Committee. Repayments will be credited to the respective Accounts from which the funds have been borrowed and shall be invested in the Income Fund.

      (f)     COSTS.  Any costs incurred or charged by the
              -----
Administrative Trustee to establish, process or collect the loan shall be charged directly and solely to the Participant. Any loan set-up fees or expenses will be subtracted from the loan proceeds unless other mutually agreeable arrangements are made by the Administrative Trustee and the Participant. Any other fees charged to process or collect a loan (including, but not limited to, quarterly maintenance fees) shall be paid by the Participant to the Administrative Trustee by payroll deduction (in the case of an active Employee) or by such other means as may be agreeable to the Administrative Trustee (in the case of a former Employee or an Employee on leave of absence).

      (g)     TREATMENT OF EARNINGS OR LOSSES.  The portion of any
              -------------------------------
Participant's Account that is loaned to the Participant shall be disregarded for purposes of allocating earnings or losses pursuant to
Section 8.3. The loan shall be treated as a segregated or earmarked investment of the appropriate Account and all principal and interest payments made on the loan, and all losses suffered on the loan, shall be allocated to the appropriate Account.

      (h)     DEFAULT.  In the event that the Participant does not
              -------
repay such loan or loans and the interest thereon in a timely fashion, the Administrative Trustee may exercise every creditors right at law or equity available to the Administrative Trustee. The Administrative Trustee may not, however, deduct or offset the payments in default or the unpaid outstanding balance of the loan from or against the Participant's Accounts until such time as the Account becomes payable pursuant to the provisions of this Plan. When payments become due hereunder, the Administrative Trustee may deduct the total amount of the loan then outstanding, together with any interest then due and owing, from any payment or distribution (including any payment due to the Participant's surviving spouse pursuant to Section 11.3) to which such Participant or his Beneficiary or Beneficiaries may become entitled. Loan instruments may provide for acceleration of payment of any unpaid balance in the event of a default following the Participant's termination of employment.

      (i)     DISTRIBUTION.  A Participant who has (i) attained the
              ------------
age of fifty-nine and one-half (59-1/2) and has been a Participant in the Plan for five (5) or more years or (ii) terminated employment with the Employer shall be entitled to request to receive a distribution of one or more of the notes representing a loan or loans made to such Participant from the Plan pursuant to Section 6.5(a). The Advisory Committee shall honor such requests as soon as possible following the receipt of all necessary forms. Such request shall be subject to the spousal consent requirements of Section 9.6.

      (j)     SPOUSAL CONSENT.  No loan will be made to any married
              ---------------
Participant unless the Participant's spouse consents to the loan. The spouse's consent must be in writing, acknowledge the effect of the loan on the benefits ultimately payable from the Plan and the effect of the spouse's consent to the loan and be witnessed by a notary public or a designated representative of the Advisory Committee. The consent must be filed with the Advisory Committee within the ninety
(90) day period ending on the date on which the loan is made. A spouse may not consent to Participant loans generally but rather must consent to loans of specific amounts to be made at specified times and on specified terms and conditions. If the amount of the loan or the terms and conditions under which the loan will be made are later changed, a new consent will be required. A new consent will be required each time a Participant borrows money from the Plan. No spousal consent shall be required if the Advisory Committee determines, in its sole and absolute discretion, that the spouse cannot be located or other circumstances exist that preclude the Participant from obtaining such consent (as permitted under the applicable regulations issued by the United States Treasury Department). For purposes of this Section 6.5, the renewal of a loan shall be treated as a new loan and spousal consent again shall be required.

      (k)     SUSPENSION OF LOAN PAYMENTS UNDER CODE SECTION 414(U).
              -----------------------------------------------------
 Loan repayments will be suspended under the Plan as permitted under
Section 414(u) of the Code.

6.6.            LIFE INSURANCE.
                --------------

      (a)     AVAILABILITY.  Each Participant who was a Participant
              ------------
in the Plan and had a policy in force on or before October 30, 1985, shall have the right to direct that a portion of his Employer Matching Contribution Account (not credited to the ESOP Fund) and Pre-Tax Contribution Account shall be invested in a policy or policies of insurance upon his life. All such investments shall be earmarked as an investment of the Participant's Accounts. Subject to the provisions of this Section 6.6, a Participant may direct investment in term life, universal life, and/or whole life policies and may specify the percentages of his Accounts to be so invested. All such directives shall be made in writing to the Advisory Committee. The Participant shall also execute such application forms, statements and claim forms as the Advisory Committee, Administrative Trustee or insurer may reasonably request in connection with policies acquired pursuant to the Participant's direction. Notwithstanding anything in this Section 6.6 to the contrary, Participants may not increase their life insurance coverage beyond the levels in effect as of October 30, 1985.

      (b)     LIMITATION ON AMOUNT OF PREMIUMS.  In all cases, the
              --------------------------------
percentage of Pre-Tax Contributions and Employer Matching Contributions, exclusive of income and appreciation thereon, used to purchase whole life insurance policies must be less than fifty percent (50%) of such contributions, and the percentage of contributions, exclusive of income and appreciation thereon, used to purchase term life or universal life insurance policies must be less than twenty-five percent (25%) of such contributions. In the event that either a term or universal life insurance contract may be purchased for a Participant in addition to a whole life insurance contract, the sum of one-half (1/2) of the premiums on ordinary life insurance contracts and all premiums on term life or universal life insurance contracts shall not exceed twenty-five percent (25%) of such contributions, exclusive of income and accruals thereon, allocable to the Participant's respective Accounts.

      (c)     PREMIUMS AND DIVIDENDS.  The Advisory Committee shall
              ----------------------
take reasonable action to assure that premiums shall be paid when due.
 Dividends, refunds and other credits on policies shall be applied to reduce premiums on such policies, to acquire additional paid-up insurance benefits or may be taken in cash allocable to the Participant's Accounts, as the Advisory Committee shall direct. The Advisory Committee may direct the Administrative Trustee to borrow against policies to pay premiums thereon. In the event that amounts to be allocated toward the purchase of insurance policies are insufficient to meet the required premium payments, the Advisory Committee shall direct the Administrative Trustee to reduce policy coverage amounts, to exchange or convert policies or to allow policies to lapse.

      (d)     MODES OF SETTLEMENT.  The modes of settlement under
              -------------------
any policy acquired pursuant to this Section 6.6 shall be limited to the forms of distribution described in this Section 6.6. All policies shall by their express terms be nontransferable by the Participant or shall be rendered so prior to distribution to the Participant.

      (e)     DISTRIBUTIONS.  When benefits become payable to a
              -------------
Participant pursuant to this Section 6.6, and a policy is held for the benefit of such Participant pursuant to this Section 6.6, the Advisory Committee shall direct the Administrative Trustee either to (1) surrender such policy in cash settlement (with such settlement being allocable to the appropriate Accounts of the Participant), (2) convert such policy to a nontransferable contract or contracts providing payments in any form described in ARTICLE ELEVEN, without life insurance coverage, and deliver such contract or contracts so converted to the Participant, or (3) deliver such policy to the Participant without conversion, after rendering such policy nontransferable.

      (f)     RIGHTS OF PARTICIPANT.  The fact that any contract is
              ---------------------
issued or based on the life of a Participant shall not vest any right, title or interest in such contract in the Participant except at the time and upon the terms and conditions set forth in this Plan.

      (g)     TREATMENT OF INSURANCE POLICIES.  The portion of any
              -------------------------------
account or subaccount that is invested in an insurance policy on the Participant's life shall be disregarded for purposes of allocating earnings or losses pursuant to Section 8.3. The insurance policy shall be treated as a segregated or earmarked investment of the appropriate Account and all premiums payable on the policy and all dividends, credits, cash values, proceeds or other amounts payable pursuant to the policy shall be credited or charged, as the case may be, solely to that Account.

                                 ARTICLE SEVEN
                                 -------------
                                 THE ESOP FUND
                                 -------------

7.1.            ESOP FUND.
                ---------

      (a)     GENERAL.  The ESOP Fund is an "employee stock
              -------
ownership plan" as defined in Section 407(d)(6) of the Act and Section 4975(e)(7) of the Code, which is designed to invest primarily in Employer Securities.

      (b)     USE OF CONTRIBUTIONS AND DIVIDENDS.  All ESOP
              ----------------------------------
Contributions shall be used by the ESOP Trustee to acquire Employer Securities to be held by the ESOP Fund or to pay the principal and interest on any loan entered into pursuant to the provisions of this ARTICLE SEVEN. Dividends on shares of Employer Securities allocated to the Loan Suspense Account and earnings on ESOP Contributions allocated to the Loan Suspense Account may be used to repay any loan entered into pursuant to this ARTICLE SEVEN.

      (c)     TRANSFERS TO FUND.  Subject to ARTICLE SIX,
              -----------------
Participants may transfer amounts allocable to their Employer Matching Contribution Accounts to the ESOP Fund for the purpose of acquiring Employer Securities; provided that amounts allocable to Participants' Employer Matching Contribution Accounts may not be used to pay principal and/or interest on any loan entered into pursuant to this ARTICLE SEVEN, the proceeds of which were used by the ESOP Trustee to acquire Employer Securities. Amounts allocable to Participants' Pre-Tax Contribution Accounts and After-Tax Contribution Accounts may be invested in or transferred to the ESOP Fund only in accordance with ARTICLE SIX and may not be used to pay principal and/or interest on any loan entered into pursuant to this ARTICLE SEVEN, the proceeds of which were used by the ESOP Trustee to acquire Employer Securities.

7.2.		LOANS TO ACQUIRE EMPLOYER SECURITIES.
                ------------------------------------

      (a)     BORROWING IN GENERAL.  The Advisory Committee shall
              --------------------
have the authority to direct the ESOP Trustee to borrow funds to purchase Employer Securities. In the event that such funds are borrowed from, or the loan is guaranteed by, a "disqualified person," as defined in Section 4975(e)(2) of the Code, or a "party in interest," as defined in Section (3)(14) of the Act, such loan shall be made only in accordance with all of the provisions of this ARTICLE SEVEN. Any loan entered into by the ESOP Trustee in connection with the purchase of Employer Securities shall be directed by the Advisory Committee and shall be primarily for the benefit of Participants and their Beneficiaries.

      (b)     USE OF LOAN PROCEEDS.  The proceeds of any loan shall
              --------------------
be used within a reasonable time after receipt only for all or any of the following purposes:

      (1)     To acquire Employer Securities;

      (2) To repay the loan entered into in connection with the purchase of Employer Securities as provided in (a) above; or

      (3) To repay a prior loan entered into in connection with the purchase of other Employer Securities.
   The provisions of this ARTICLE SEVEN are intended to be in accordance with Section 4975(d)(3) of the Code and applicable regulations thereunder and Section 408(b)(3) of the Act and applicable regulations thereunder. This ARTICLE SEVEN is to be construed in a manner consistent with such intention.

7.3.		TERMS OF LOANS TO ACQUIRE EMPLOYER SECURITIES.
                ---------------------------------------------

      (a)     LOAN TERMS.  Any loan transaction entered into by the
              ----------
ESOP Trustee at the direction of the Advisory Committee in order to purchase Employer Securities must, as determined in good faith by the Advisory Committee at the time the loan is made, be at least as favorable to the Plan as the terms of a comparable loan resulting from an arm's-length negotiation between independent parties. The interest rate of any such loan must not be in excess of a reasonable rate of interest considering the amount and duration of the loan, the security and any guaranty involved, the credit standing of the Plan, the guarantor, if any, and the interest rate prevailing for comparable loans. Any loan entered into in connection with this ARTICLE SEVEN shall be for a specific term and may not be payable at the demand of any person, except in the case of default.

      (b)     RECOURSE OF LENDER.  Any loan transaction entered into
              ------------------
by the ESOP Trustee in connection with this ARTICLE SEVEN shall provide that the lender shall be without recourse against the ESOP Fund, provided that the lender may have recourse against assets of the Trust Fund that consist of (1) Employer Securities acquired with the proceeds of the loan and provided as collateral for the loan, (2) Employer Securities used as collateral on a prior loan repaid with the proceeds of the current loan, (3) ESOP Contributions, other than ESOP Contributions consisting of Employer Securities, that are made under the Plan in order to enable the ESOP Trustee to meet its obligations under the loan, (4) earnings attributable to the Employer Securities given as collateral and (5) the earnings from investment of ESOP Contributions credited to the Loan Suspense Account.

      (c)     LIMITATION ON PAYMENTS; ALLOCATION OF CONTRIBUTIONS.
              ---------------------------------------------------
Payments on a loan during a Plan Year shall not exceed an amount equal to the sum of ESOP Contributions, other than ESOP Contributions consisting of Employer Securities, made by the Employers in order to enable the ESOP Trustee to meet its obligation under the loan, together with earnings thereon and dividends on Employer Securities allocated to the Loan Suspense Account, received during or prior to the Plan Year, less payments on the loan in prior Plan Years. Any such ESOP Contributions and the earnings thereon and dividends on Employer Securities allocated to the Loan Suspense Account shall be accounted for separately in the books of account of the Plan by crediting such contributions, the earnings thereon and such dividends to the Loan Suspense Account, rather than to the ESOP Accounts of Participants.

      (d)     REMEDIES.  Any such loan shall also provide that in
              --------
the event of default, the value of Plan assets transferred in satisfaction of the loan must not exceed the amount of default. The loan shall provide for a transfer of Plan assets upon default only upon and to the extent of the failure of the Plan to meet the payment schedule of the loan.

7.4.		THE LOAN SUSPENSE ACCOUNT.
                -------------------------

      (a)     ALLOCATIONS TO LOAN SUSPENSE ACCOUNT.  Employer
              ------------------------------------
Securities purchased with the proceeds of a loan entered into pursuant to this ARTICLE SEVEN shall not be credited to ESOP Accounts, but shall be credited to the Loan Suspense Account. One (1) or more such accounts may be established under this Section 7.4 with respect to one
(1) or more such loans. ESOP Contributions and income thereon that are to be utilized by the ESOP Trustee for the purpose of paying the principal and interest on a loan entered into pursuant to this ARTICLE SEVEN and dividends payable on Employer Securities allocated to the Loan Suspense Account shall also be credited to the Loan Suspense Account.

      (b)     RELEASE OF SHARES FROM LOAN SUSPENSE ACCOUNT.  As of
              --------------------------------------------
each Accounting Date during the duration of the loan, the number of shares of Employer Securities released from the Loan Suspense Account for allocation pursuant to Section 8.2 shall equal the number of Employer Securities allocated to the Loan Suspense Account immediately before release as of the Accounting Date multiplied by a fraction.
The numerator of the fraction is the principal and interest paid for the period ending on the Accounting Date, and the denominator of the fraction is the sum of the numerator plus all principal and interest to be paid for all future periods, determined without taking into account extensions, renewals or refinancings. If the interest rate under the loan is variable, the interest to be paid in future years must be computed by using the interest rate applicable as of the Accounting Date. The foregoing method of release shall be utilized by the Advisory Committee, unless the loan documents specifically require the release of Employer Securities from the Loan Suspense Account for allocation to the ESOP Accounts of Participants pursuant to
Section 8.2 in accordance with a different method permitted by
Section 4975(d)(3) of the Code and the regulations thereunder. If the Loan Suspense Account includes more than one (1) class of Employer Securities, the number of Employer Securities of each class to be released for a Plan Year must be determined by applying the same fraction to each class. Such released Employer Securities shall be subject to allocation pursuant to Section 8.2.

7.5.		PUT OPTION.
                ----------

      (a)     GENERAL RULE.  Employer Securities distributed
              ------------
pursuant to ARTICLE ELEVEN shall be subject to a put option as provided in this Section 7.5 if the Employer Securities are not publicly traded when the Employer Securities are distributed, or if the Employer Securities are subject to a "trading limitation" when distributed. For purposes of this Section 7.5, a "trading limitation" is a restriction under any Federal or state securities law or any regulation thereunder affecting the security that would make the Employer Securities not as freely tradeable as Employer Securities not subject to the restriction.

      (b)     EXERCISE OF PUT OPTION.  The put option granted
              ----------------------
pursuant to this Section 7.5 may be exercisable by the Participant, a donee of the Participant, a Beneficiary receiving the Employer Securities or by any other person (including the Participant's estate or its distributees) to whom the Employer Securities pass by reason of the Participant's death. In the event that Employer Securities are subject to the put option granted by this Section 7.5, the holder of the option may "put" the securities to the Corporation by notifying the Corporation in writing that he is exercising the put option granted by this Section 7.5.

      (c)     PRICE.  The price at which the option is exercisable
              -----
shall be the fair market value of the Employer Securities as of the most recent Accounting Date under the Plan, with fair market value as of such date being determined by an independent appraiser (as such term is defined in Section 401(a)(28) of the Code) pursuant to applicable regulations issued by the Internal Revenue Service; provided, however, that if the holder of the put option is a "disqualified person" as defined in Section 4975(e)(2) of the Code, the fair market value shall be determined as of the date of exercise.

      (d)     PUT TO CORPORATION.  The put option granted pursuant
              ------------------
to this Section 7.5 shall extend to the Corporation and shall not extend to the Plan. However, the Advisory Committee shall have the option to assume for the Plan the rights and obligations of the Corporation at the time that the put option is exercised, if it so desires. Any other Affiliate may also assume the put exercise before the Corporation. If the Plan assumes the put, the put against the Corporation and/or Affiliates shall be extinguished.

      (e)     PUT TO AFFILIATE.  In the event that, at the time a
              ----------------
loan is entered into pursuant to this ARTICLE SEVEN, it is known that Federal or state law will be violated by the Corporation or another Affiliate honoring the put option, the Corporation shall arrange for put options to be exercised before a party which is an Affiliate, having substantial net worth at the time the loan is made, and whose net worth is reasonably expected to remain substantial.

      (f)     PERIOD OF EXERCISE.  The put option shall be
              ------------------
exercisable initially for a sixty (60) day period, beginning on the date the security subject to the put option is distributed (the "first put option period"), and for an additional sixty (60) day period in the next following Plan Year (the "second put option period") if the put is not exercised during the first put option period. Upon the close of the Plan Year during which the security is distributed, the independent appraiser retained pursuant to Section 401(a)(28) of the Code shall determine the value of the Employer Securities and the Advisory Committee shall then notify each former Participant who did not exercise the put option during the initial put option period of the new value. Unless regulations issued by the United States Treasury Department provide otherwise, the second put option period shall then begin on the date such notice is given and shall end sixty
(60) days thereafter. The period during which a put option pursuant to this Section 7.5 shall be exercisable shall not include any time in which a distributee is unable to exercise the put option because the Corporation or other party bound by the put option is prohibited from honoring it by applicable state or Federal law.

      (g)     CHANGE IN TRADING OF SECURITIES.  If a Participant
              -------------------------------
receives Employer Securities which are publicly traded without restriction when distributed from the Trust Fund but which cease to be so traded before the expiration of that former Participant's second put option period, the put option provisions of this Section 7.5 may be exercised by that former Participant during the balance (if any) of the first and/or second put option periods. The Corporation will notify each such former Participant of the applicability of this
Section 7.5 in writing on or before the tenth (10th) day after the day on which the Employer Securities previously distributed cease to be so publicly traded. The number of days between such tenth (10th) day and the date on which notice is actually given, if later than the tenth
(10th) day, shall be added to the duration of the put option, if (but only if) the notice is given, or required to be given, during a put option period. Any such notice shall inform distributees of the terms of the put option that they are to hold.

      (h)     PAYMENT.  Deferred payments under an exercised put
              -------
option shall be permissible if adequate security and a reasonable interest rate are provided. If a put option is exercised with respect to Employer Securities received as a lump sum distribution from the Plan, payments may be made in a lump sum or in equal installments not less frequently than annually, beginning within thirty (30) days after the date the put option is exercised, for a period of not more than five (5) years. The determination of whether payment shall be made in installments or in a lump sum shall be made by the party to whom the Employer Securities may be put, in its sole discretion. If a put option is exercised with respect to Employer Securities received as part of an installment distribution under the Plan, full payment for the Employer Securities shall be made within thirty (30) days after the put option is exercised. Payment of the put option described in this Section 7.5 shall not be restricted by the provisions of a loan agreement or any other arrangement, including the terms of the Corporation's or Affiliates' charters or articles of incorporation, unless so required by applicable state law.

      (i)     OBLIGATION TO ACQUIRE SECURITIES.  Except as provided
              --------------------------------
above, the Plan may not otherwise obligate itself to acquire Employer Securities from a particular Employer Security holder at an indefinite time determined upon the happening of an event such as the death of the holder.

7.6.    RIGHT OF FIRST REFUSAL.
        ----------------------

        (a)     GENERAL RULE.  If any Participant or his Beneficiary
                ------------
to whom shares of Employer Securities are distributed from the Plan shall, at any time, desire to sell some or all of such shares to a third party, the Participant or Beneficiary shall, prior to such sale, give written notice of such desire to the Employer and the Advisory Committee, which notice shall set forth the number of shares offered for sale, the proposed terms of the sale and the names and addresses of both the Participant or Beneficiary and the third party. Employer Securities that were not acquired with the proceeds of an exempt loan shall be subject to such rights of first refusal or other restrictions as may be specified from time to time in the Employer's Articles of Incorporation or By-Laws, or in any applicable agreement. Employer Securities that were acquired with the proceeds of an exempt loan under this ARTICLE SEVEN shall be subject to the right of first refusal described below Section 7.5. The right of first refusal provided by this Section shall not be applicable to any transfer of Employer Securities at a time when such securities are listed on a National Securities Exchange registered under Section 6 of the Securities Exchange Act of 1934, or quoted on a system sponsored by a national securities association registered under Section 15A(b) of the Securities Exchange Act of 1934.

        (b)     TIME PERIODS.  Both the Advisory Committee, acting on
                ------------
behalf of the Plan, and the Employer shall each have a right of first refusal for a period of fourteen (14) days from the date of such written notice to acquire the shares of Employer Securities subject to the sale. As between the Advisory Committee and the Employer, the Advisory Committee shall have priority to acquire the shares pursuant to the right of first refusal.

        (c)     PRICE AND TERMS.  The selling price and other sale
                ---------------
terms under the right of first refusal shall be the same as offered by the Participant and Beneficiary to the third party, unless the fair market value of the Employer Securities as of the immediately preceding Accounting Date, as determined by the independent appraiser retained pursuant to Section 401(a)(28) of the Code, is higher, in which case such higher price shall be paid.

        (d)     SALE TO THIRD PARTY.  If the Advisory Committee and
                -------------------
the Employer do not exercise their respective rights of first refusal within the fourteen (14) day period provided above, the Participant or his Beneficiary shall have the right, at any time following the expiration of such fourteen (14) day period, to sell the Employer Securities to the third party; provided, however, that (1) no sale shall be made to the third party on terms more favorable to the third party than the terms set forth in the written notice of sale delivered to the Advisory Committee or Employer by the Participant or his Beneficiary, and (2) if the sale is not made to the third party on the terms offered to the Employer and the Advisory Committee, the Employer Securities subject to such sale shall again be subject to the right of first refusal set forth above.

        (e)     TRANSFER OF SHARES.  Following the Employer's or
                ------------------
Advisory Committee's exercise of the right of first refusal, the sale shall take place at such place agreed upon between the Advisory Committee or Employer and the Participant or Beneficiary, no later than ten (10) days after the Employer or the Advisory Committee shall have notified the Participant or Beneficiary of its exercise of the right of first refusal. The Participant or Beneficiary shall deliver certificates representing the Employer Securities subject to such sale duly endorsed in blank for transfer, or with stock powers attached duly executed in blank with all required transfer tax stamps attached or provided for, and the Employer or the Advisory Committee shall deliver the purchase price, or an appropriate portion thereof, to the Participant or Beneficiary.

        (f)     OTHER RESTRICTIONS PROHIBITED.  Except as provided in
                -----------------------------
this Section or in Section 7.5, or as otherwise required by applicable law, no Employer Securities acquired with the proceeds of an exempt loan may be subject to put, call or option, or buy-sell or similar arrangement, while held by and when distributed from this Plan, whether or not the Plan is then an "employee stock ownership plan" as defined in Section 4975(e)(7) of the Code.

7.7.    NONTERMINABLE PROTECTIONS AND RIGHTS.
        ------------------------------------

        The protections and rights accorded by Sections 7.5 and 7.6 to Participants and Beneficiaries or other persons (including the Participant's estate or its distributees) to whom Employer Securities pass by way of gift from the Participant or by reason of the Participant's death shall never terminate, even if all loans described in Section 7.2 have been repaid or the Plan ceases to be an "employee stock ownership plan" as defined in Section 4975(e)(7) of the Code. The fact that a put option is not exercisable pursuant to the provisions of Section 7.5, however, shall not violate the requirements of this Section 7.6.

                        ARTICLE EIGHT
                        -------------

                          ACCOUNTING
                          ----------

8.1.    INDIVIDUAL ACCOUNTS.
        -------------------

        A separate ESOP Account and Profit Sharing Account shall be maintained for each Participant in the Plan. A separate Pre-Tax Contribution Account and Employer Matching Contribution Account shall be maintained for each Participant who elects to make Pre-Tax Contribution and on whose behalf an employer makes Employer Matching Contributions. In addition, a separate After-Tax Contribution Account shall be maintained for each Participant who has made and not withdrawn After-Tax Contributions. Finally, effective November 1, 1997, a separate Rollover Contribution Account shall be maintained for each Employee who has made Rollover Contributions. The Accounts will separately reflect balances derived from Profit Sharing Contributions, Employer Matching Contributions, ESOP Contributions, Pre-Tax Contributions, and After-Tax Contributions made by or on behalf of the Participant and shall reflect the fair market value, as of the most recent Accounting Date, of the Participant's interest in the Funds; provided that the ESOP Fund shall be valued only as of each year-end Accounting Date, except as otherwise required pursuant to this Plan. Accounts shall not reflect amounts credited to the Loan Suspense Account pursuant to ARTICLE SEVEN. The Accounts shall reflect any withdrawals, loans to Participants, life insurance acquisitions and distributions to the Participant. The establishment and maintenance of separate Accounts for each Participant shall not be construed as giving any person any interest in any specific assets of the Funds, which shall be administered as separately identifiable commingled

Funds, and as loan and life insurance investments, unless and until otherwise directed by the Advisory Committee or expressly provided in this Plan.

8.2.    ALLOCATION OF CONTRIBUTIONS.
        ---------------------------

        (a)     EMPLOYER MATCHING CONTRIBUTIONS.  Employer Matching
                -------------------------------
Contributions made pursuant to Section 5.4 shall be allocated among the Employer Matching Contribution Accounts of Participants who were Employees of the Employers during the Plan Year by crediting each such respective Participant's Employer Matching Contribution Account with the Employer Matching Contribution made on his behalf.

        (b)     ESOP CONTRIBUTIONS AND EMPLOYER SECURITIES RELEASED
                ---------------------------------------------------
FROM THE LOAN SUSPENSE ACCOUNT.  Regular ESOP Contributions made
------------------------------
pursuant to Section 5.2(a) that are not allocated to the Loan Suspense Account pursuant to Section 7.4 shall be allocated to the ESOP Account of each eligible Participant by crediting each such Participant's ESOP Account in the ratio that each such Participant's Earnings for the Plan Year bear to the Earnings of all such Participants for the Plan Year. Employer Securities allocated to the Loan Suspense Account that become subject to allocation to ESOP Accounts pursuant to Sections 7.4 which are attributable to ESOP Contributions used by the ESOP Trustee to meet its obligations under a loan pursuant to Section 7.2 shall be allocable as of the year-end Accounting Date on which such Employer Securities are released from the Loan Suspense Account among the ESOP Accounts of all eligible Participants in the ratio that each such Participant's Earnings for such Plan Year bear to the Earnings for such Plan Year of all such Participants. Special ESOP Contributions made pursuant to Section 5.2(b) and special "per capita" ESOP Contributions made pursuant to Section 5.2(c) shall be allocated to the ESOP Account of each eligible Participant on whose behalf such a contribution has been made in such amount and under terms and conditions as the Board shall direct, in its sole and absolute discretion. To the extent such special ESOP Contributions and special "per capita" ESOP Contributions are used to meet the ESOP Trustee's obligations under a loan pursuant to Section 7.2, Employer Securities allocated to the Loan Suspense Account which become allocable to Participants as a result of these special contributions, shall be allocated in an equitable manner. Only Earnings earned while the Participant is eligible to participate in the Plan will be considered for purposes of this paragraph. Notwithstanding anything to the contrary herein, encumbered Employer Securities released from the Loan Suspense Account shall be allocated to Participant's ESOP Accounts in shares of Employer Securities or other non-monetary units rather than by dollar amounts.

        (c)     PROFIT SHARING CONTRIBUTIONS.  Regular Profit Sharing
                ----------------------------
Contributions made pursuant to Section 5.1(a) shall be allocated to the Profit Sharing Account of each eligible Participant by crediting each such Participant's Profit Sharing Account in the same ratio that each such Participant's Earnings for the Plan Year bear to the Earnings of all such Participants for the Plan Year. Special Profit

Sharing Contributions made pursuant to Section 5.1(b) and special "per capita" Profit Sharing Contributions made pursuant to Section 5.1(c) shall be allocated to the Profit Sharing Accounts of each eligible Participant on whose behalf such a contribution has been made in such amount and under such terms and conditions as the Board shall direct, in its sole and absolute discretion.

        (d)     FORFEITURES.  Forfeitures from a Profit Sharing
                -----------
Account or an ESOP Account that become available for allocation pursuant to Sections 10.3 and 11.8 that are not used to restore prior forfeitures pursuant to Sections 10.4 and 11.8 shall be allocated to the Profit Sharing Accounts or ESOP Accounts (as the case may be) of each eligible Participant in the same ratio that each such eligible Participant's Earnings for the Plan Year bear to the Earnings of all such eligible Participants for the Plan Year.

        (e)     ELIGIBLE PARTICIPANTS.  As a general rule, a
                ---------------------
Participant will be entitled to share in the allocation of Profit Sharing Contributions, ESOP Contributions, Employer Securities released from the Loan Suspense Account, or forfeitures for a Plan Year only if the Participant is in the active employ of the Employer on the last day of the Plan Year and has completed at least one thousand (1,000) Hours of Service during the Plan Year. If a Participant dies, retires on or after his Normal Retirement Date, or terminates employment due to a Disability during a Plan Year, however, the Participant shall be entitled to share in the allocations for that Plan Year regardless of whether the Participant is employed on the last day of the Plan Year or whether the Participant completes one thousand (1,000) Hours of Service during the Plan Year. A Non-Contributing Participant who satisfies the requirements noted above shall be considered to be a "Participant" pursuant to this Section.

        (f)     TOP HEAVY ALLOCATIONS.  Notwithstanding anything to
                ---------------------
the contrary in this Section or any other provision of this Plan, in any Plan Year in which the Plan is Top Heavy or Super Top Heavy, the Employer shall make a special ESOP Contribution on behalf of each Participant who is not a Key Employee for the Plan Year in such amount as may be necessary to assure that the sum of the Employer Matching Contributions, Profit Sharing Contributions, ESOP Contributions, and forfeitures, if any, allocated to the Participant's accounts equals at least the "minimum required contribution." The "minimum required contribution" is the lesser of (a) three percent (3%) of the Participant's Compensation for the Plan Year or (b) if the Employer does not have a defined benefit plan which is enabled to satisfy
Section 401 of the Code by this Plan, the Participant's Compensation for the Plan Year multiplied by the "Employer contribution percentage" for such Plan Year for the Key Employee for whom the "Employer contribution percentage" is the highest. For this purpose, the "Employer contribution percentage" shall equal the sum of the Employer Matching Contributions, Profit Sharing Contributions and ESOP Contributions and forfeitures allocated to a Participant divided by the Compensation of the Participant. The minimum required contribution called for by this paragraph will be determined without regard to Employer contributions to the Social Security System. The special ESOP Contribution called for by this paragraph shall be allocated on behalf of all Employees who are not Key Employees for the Plan Year and who are employed by the Employer on the last day of the Plan Year. This special ESOP Contribution shall be made regardless of any provision in this Plan requiring (as a condition of allocation of the ESOP Contribution for the Plan Year) payment of Pre-Tax Contributions. In determining whether the minimum required contribution provisions of this Section have been satisfied, all Employer contributions and forfeiture allocations for the Plan Year under all "defined contribution plans," as defined in Section 414(i) of the Code, maintained by the Employer or an Affiliate shall be considered as allocable under this Plan. If a non-Key Employee who is participating in this Plan is covered under a "defined benefit plan," as defined in Section 414(j) of the Code, sponsored by the Employer or an Affiliate, no minimum required contribution allocation shall be required pursuant to this paragraph if such Employee is provided with a top heavy minimum defined benefit pursuant to the defined benefit plan. All special ESOP Contributions made pursuant to this paragraph on behalf of a Participant shall be allocated to that Participant's ESOP Contributions Account. In determining the amount of the minimum required contribution, the Pre-Tax Contributions made by Highly Compensated Employees shall be treated as Employer Matching Contributions, and such Pre-Tax Contributions shall be taken into account in determining the employer contribution percentage of Highly Compensated Employees. The Pre-Tax Contributions made by non-Highly Compensated Employees shall be disregarded.

        (g)     ALLOCATION TO CERTAIN PERSONS PROHIBITED.
                ----------------------------------------
Notwithstanding the foregoing, no portion of the assets of the Plan attributable (or allocable in lieu of) Employer Securities acquired by the Plan in a sale to which Section 1042 of the Code applies may accrue or be allocated directly or indirectly under any Plan of the Employer meeting the requirements of Section 401(a) of the Code during the "nonallocation period", as defined in Section 409(n)(3)(C) of the Code, for the benefit of (1) any taxpayer who makes an election under
Section 1042(a) of the Code with respect to Employer Securities or (2) any individual who is related to the taxpayer within the meaning of
Section 267(b) of the Code. Clause (2) of the preceding sentence paragraph shall not apply to any individual if the individual is the lineal descendant of the taxpayer and the aggregate amount allocated to the benefit of all lineal descendants during the nonallocation period does not exceed more than five percent (5%) of the Employer Securities (or amounts allocated in lieu thereof) held by the Plan which are attributable to a sale to the Plan by any person related to such descendants (within the meaning of Section 267(c)(4) of the Code) in a transaction to which Section 1042 of the Code applied.

        (h)     ROLLOVER CONTRIBUTIONS.  Effective November 1, 1997,
                ----------------------
the Rollover Contributions of an Employee shall be credited to his Rollover Contributions Account.

8.3.    VALUATION AND ADJUSTMENT.
        ------------------------
        The Advisory Committee shall determine the fair market value of the Accounts as follows:

        (a)     First, as of each Accounting Date, the Advisory
Committee shall credit to the proper Accounts all Pre-Tax
Contributions, loan repayments and insurance premium payments.

        (b)     Second, as of each Accounting Date, the Advisory
Committee shall charge to the proper Accounts all withdrawals or distributions made since the most recent Accounting Date that have not previously been charged to Accounts.

        (c) Third, as of each Accounting Date, the Advisory Committee shall credit each Participant's Accounts with their pro rata share of any increase, or charge each Participant's Accounts with their pro rata share of any decrease, in the fair market value of the Funds to which the Accounts are allocated as of the current Accounting Date; provided that such adjustment to ESOP Accounts shall be made only as of the year-end Accounting Date. Dividends on shares of Employer Securities which have been allocated to the Participant's ESOP Accounts shall be credited first to a cash fund maintained by the Trustee. Dividends so credited to the cash fund shall be used to purchase additional Employer Securities, which, pursuant to this
Section 8.3(c), shall be credited, on a pro rata basis, to each Participant's ESOP Account; provided that such adjustment to ESOP Accounts shall be made only as of the year-end Accounting Date. Dividends on shares of Employer Securities which are held in the Loan Suspense Account created pursuant to Section 7.4(a) shall be used along with the Employer's ESOP Contributions to repay the loan as provided in Section 7.1(b).

        (d)     Fourth, as of each Accounting Date, the Advisory
Committee shall charge and credit to the proper Accounts the amounts transferred from one Fund to another, as provided in Section 6.4 of the Plan.

        (e) Fifth, if the Accounting Date is the final Accounting Date of the Plan Year, the Advisory Committee shall credit to the proper Accounts the annual Employer Matching Contributions and ESOP Contributions to be allocated for that Plan Year, in accordance with
Section 8.2 of the Plan, to the extent not already allocated thereto, subject to the provisions of ARTICLE SEVEN. Forfeitures becoming allocable pursuant to Section 10.3 or 11.8 shall similarly be allocated.

As noted in Section 2.1(a), the Accounting Dates vary, depending on the type of Account (i.e., Pre-Tax Contribution Account, ESOP Account or other account) involved. The adjustments called for by this Section as of a particular date shall only be made to those Accounts for which such date is an Accounting Date.

8.4.    STATEMENTS TO PARTICIPANTS.
        --------------------------
        At least annually, the Advisory Committee shall furnish to each Participant a statement showing his Account balances in the respective Funds as of such date.

8.5.    LIMITATION ON ANNUAL ADDITIONS.
        ------------------------------
        (a)     GENERAL RULE.  Notwithstanding anything in this Plan
                ------------
to the contrary, except as provided in this Section 8.5, the Annual Additions to be allocated to the Accounts of a Participant for any Plan Year shall not exceed an amount equal to the lesser of (1) Thirty Thousand Dollars ($30,000) (or such greater amount as may be permitted under Section 415(d)) (the "dollar limitation"), or (2) twenty-five percent (25%) of the Compensation of the Participant for the Plan Year (the "compensation limitation"). If no more than one-third (1/3) of the ESOP Contribution for a Plan Year is allocable to the ESOP Accounts of Highly Compensated Employees, the limitations imposed by this Section 8.5(a) and Section 415 of the Code shall not apply to (1) forfeitures of Employer Securities (within the meaning of Section 409 of the Code) if such Employer securities were acquired with the proceeds of a loan described in Section 404(a)(9)(A) of the Code, or
(2) Employer Contributions to the Plan that are deductible under
Section 404(a)(9)(B) of the Code and charged against the Participant's
Account.

        (b)     EXCLUSION OF INTEREST PAYMENTS.  For any "special
                ------------------------------
permissible allocation year," the limitations imposed by this
Section 8.5 shall not apply to, and the Participant's Annual Addition shall be determined without regard to, any ESOP Contributions which are applied to pay interest on an exempt loan. For purposes of this
Section 8.5, an "exempt loan" is a loan described in ARTICLE SEVEN, incurred for the purpose of acquiring Employer Securities.

        (c)     MULTIPLE DEFINED CONTRIBUTION PLANS.  The limitations
                -----------------------------------
of this Section 8.5 with respect to any Participant who is at any time participating in any other "defined contribution plan," as defined in
Section 414(i) of the Code, maintained by the Corporation or by an Affiliate shall apply as if the total Annual Additions under all such defined contribution plans in which the Participant is participating were allocated under this Plan.

        (d)     ADJUSTING ANNUAL ADDITIONS.  In the event it is
                --------------------------
necessary to limit the Annual Additions to the Accounts of a Participant under this Plan, the Advisory Committee shall limit the allocation of Pre-Tax Contributions to the Participant's Pre-Tax Contribution Account and/or return any such excess Pre-Tax Contribution plus earnings allocable to any such excess Pre-Tax Contributions to the Participant. The earnings allocable to any excess Pre-Tax Contribution shall be determined in a manner consistent with determining the earnings allocable to excess Pre-Tax Contributions in Section 4.3(d). After such limitation and/or return, if necessary, Employer Matching Contributions shall be reallocated. Amounts that would be allocable to the Employer Matching Contribution

Account of the Participant but for the provisions of this Section 8.5 shall be used to reduce Employer Matching Contributions to the Trust Fund and shall be allocable as a part of the Employer Matching Contributions allocable to the Employer Matching Contribution Accounts of Participants with respect to whom allocations of Employer Matching Contributions are not limited by this Section 8.5. If further limitation is required by this Section 8.5, the Advisory Committee shall allocate that portion of the Employer Matching Contribution that would cause the limitations of this Section 8.5 to be exceeded to a suspense account in which such sums shall be held to be allocated on a first-in-first-out basis in reduction of Employer Matching Contributions prior to the allocation of additional Employer Matching Contributions, to the extent permitted under this Section 8.5. In the event that, after the reallocation of the Employer Contribution pursuant to this Section 8.5, the amount allocable as Annual Additions remain in excess of the limitations of this Section 8.5, the Advisory Committee shall return the Pre-Tax Contributions of the Participant to the extent necessary to satisfy such limitations. No Employer Matching Contribution shall be made or allocated as a result of such Pre-Tax Contributions until allocated from the suspense account. Further reductions or adjustments to the methods described above for adjusting the Accounts of Participants may be made pursuant to the directions of the Advisory Committee and may be made pursuant to priorities established under related defined contribution plans.

        (e)     TREATMENT OF ESOP CONTRIBUTIONS ALLOCATED TO LOAN
                -------------------------------------------------
SUSPENSE ACCOUNT.  In computing the limitation on Annual Additions
----------------
pursuant to this Section 8.5, solely for the purposes of this
Section 8.5, the Advisory Committee shall compute the ESOP Contribution allocable to ESOP Accounts as though no part of the ESOP Contribution for the Plan Year is allocable to the Loan Suspense Account, but rather as though the entire ESOP Contribution is subject to allocation pursuant to Section 8.2.

        (f)     DEFINED BENEFIT PLAN PARTICIPANTS.  For Plan Years
                ---------------------------------
beginning before January 1, 2000, in any case where a Participant under this Plan is also a participant in one or more "defined benefit plans," as defined in Section 414(j) of the Code, maintained by the Employer or by an Affiliate of the Employer, the sum of the "defined benefit plan fraction" under such plan or plans and the "defined contribution plan fraction" under this Plan and all other defined contribution plans shall not exceed one (1.0).

        (g)     DEFINED BENEFIT PLAN FRACTION.  The "defined benefit
                -----------------------------
plan fraction" for any Plan Year is a fraction, the numerator of which is the projected annual benefit payable to the Participant as of the close of the current Plan Year under all defined benefit plans (whether or not terminated) maintained by the Employer and the denominator of which is the lesser of one hundred twenty-five percent (125%) of the defined benefit plan dollar limitation in effect for the Plan Year under Section 415(b)(1)(A) of the Code, as adjusted pursuant to Section 415(d) of the Code, or one hundred forty percent (140%) of the Participant's average Compensation for the three (3) Plan Years during which such Compensation is the highest. For any Plan Year for which the Plan is Top Heavy, the denominator of the defined benefit plan fraction will be the lesser of one hundred percent (100%) (rather than one hundred twenty-five percent (125%)) of the defined benefit plan dollar limitation referred to in the preceding sentence, as in effect for the Plan Year under Section 415(b)(1)(A) of the Code, or one hundred forty percent (140%) of the Participant's average Compensation for the three (3) Plan Years during which Compensation is highest, unless both of the following conditions are satisfied, in which case the defined benefit plan fraction shall be calculated as set forth in the preceding sentence:

        (1)     The Plan is not a Super Top Heavy Plan; and
        (2) The contributions or benefits on behalf of all Participants other than Key Employees meet the requirements of Section 416(h) of the Code.

Notwithstanding the above, if a Participant was a participant in one or more defined benefit plans maintained by the Employer or an Affiliate which were in existence on May 6, 1986, the denominator of the defined benefit plan fraction will not be less than one hundred twenty-five percent (125%) of the sum of the annual benefits under such plans which the Participant had accrued as of the close of the last Plan Year beginning on or before December 31, 1986, calculated as if the Participant had terminated employment on the last day of said Plan Year. In calculating a Participant's benefits, the Advisory Committee shall disregard changes in the terms and conditions of such plans occurring on or after May 6, 1986, and cost-of-living adjustments occurring on or after May 6, 1986. The preceding two sentences shall only apply if the defined benefit plans individually and in the aggregate satisfy the requirements of Section 415 of the Code as in effect at the end of the 1986 Plan Year.

        (h)     DEFINED CONTRIBUTION PLAN FRACTION.  The "defined
                ----------------------------------
contribution plan fraction" for any Plan Year is a fraction, the numerator of which is the sum of the Annual Additions to the Participant's accounts under all the defined contribution plans (whether or not terminated) maintained by the Employer for the current and all prior Plan Years (including the Annual Additions attributable to the Participant's nondeductible employee contributions to any defined benefit plan, whether or not terminated, maintained by the Employer) and the denominator of which is the sum of the "maximum aggregate amounts" for the current and all prior Plan Years of service with the Employer, regardless of whether a plan was maintained by the Employer during such years. The "maximum aggregate amount" in any Plan Year is the lesser of one hundred twenty-five percent (125%) of the dollar limitation in effect under Section 415(c)(1)(A) of the Code or thirty-five percent (35%) of the Participant's Compensation for such year. For any Plan Year for which the Plan is a Top Heavy Plan, the "maximum aggregate amount" is the lesser of one hundred percent (100%) (rather than one hundred twenty-five percent (125%)) of the dollar limitation in effect under Section 415(c)(1)(A) of the Code or thirty-five percent (35%) of the Participant's Compensation for such year, unless both of the following conditions are satisfied:

        (1)     The Plan is not a Super Top Heavy Plan; and
        (2) The contributions or benefits on behalf of all Participants other than Key Employees meet the requirements of Section 416(h) of the Code.

of a Participant was a participant in one or more defined contribution plans and one or more defined benefit plans maintained by the Employer which were in existence on May 6, 1986, and which satisfied all of the requirements of Section 415 of the Code for all limitation years beginning before January 1, 1987, the numerator of this fraction will be adjusted if the sum of this fraction and the defined benefit plan fraction would otherwise exceed one (1.0) under the terms of this Plan. The adjustment shall be made by permanently subtracting from the numerator of the defined contribution fraction an amount equal to the product of (1) the excess of the sum of the fractions over one (1.0) and (2) the denominator of the defined contribution fraction as of the "determination date." For this purpose, the "determination date" is the last day of the last Plan Year commencing on or before December 31, 1986. Changes in the terms and conditions of any plan after May 5, 1986, must be disregarded in adjusting the defined contribution plan fraction. The adjustment will be made only after eliminating any accruals under this or any other Plan which are in excess of the accruals permitted pursuant to Section 415 of the Code.

        (i)     ADJUSTMENTS.  In the event it is necessary to adjust
                -----------
benefits and/or contributions to prevent the combined fraction from being exceeded in a Plan Year, the Participant's benefits under the defined benefit plan shall be reduced so as to eliminate any excess over the combined fraction, and such reduction shall be made, if necessary, prior to the allocation of contributions to Accounts. Any further reductions necessary shall be made by reducing the Annual Additions under this Plan as provided above, then by reducing Annual Additions in the manner and priority set out above with respect to other defined contribution plans, if any.

        (j)     TREATMENT OF AFFILIATES.  For purposes of this
                -----------------------
Section, the Employer and all of its Affiliates shall be treated as a single entity and any plans maintained by an Affiliate shall be deemed to be maintained by the Employer.

8.6.    VALUATION OF EMPLOYER SECURITIES.
        --------------------------------

        In the event that Employer Securities credited to the ESOP Fund are not readily tradeable on an established securities market, the fair market value of such securities must be determined by an independent appraiser meeting the requirements of Section
401(a)(28)(C) of the Code.

                        ARTICLE NINE
                        ------------

        WITHDRAWALS PRIOR TO TERMINATION OF EMPLOYMENT
        ----------------------------------------------

9.1.    WITHDRAWALS FROM THE AFTER-TAX CONTRIBUTION ACCOUNT.
        ---------------------------------------------------

        Subject to the provisions of this ARTICLE NINE, a Participant may withdraw all or part of the amount credited to his After-Tax Contribution Account, determined as of the most recent Participant Account status report available at the time his notice of withdrawal is received by the Advisory Committee. Withdrawals pursuant to this Section 9.1 shall be requested on a form supplied by the Advisory Committee, signed by the Participant and delivered to the Advisory Committee. All such withdrawals shall be subject to the spousal consent requirements of Section 9.6. Amounts withdrawn from a Participant's After-Tax Contributions Account shall be charged against the subaccounts within that account in the following order:

        (1) Withdrawals will first be charged against the subaccount established to record the After-Tax Contributions made by the Participant on or before December 31, 1986, and the earnings or losses thereon (the "pre-1987 subaccount") until an amount equal to the lesser of the After-Tax Contributions made by the Participant on or before December 31, 1986, or the value of such subaccount has been charged against such subaccount.

        (2) Withdrawals will then be charged against the subaccount established to record the After-Tax Contributions made by the Participant on or after January 1, 1987, and the earnings or losses thereon (the "post-1986 subaccount") unless and until such subaccount is depleted.

        (3) Any remaining withdrawals will be charged against the earnings remaining in the pre-1987 subaccount.

The minimum withdrawal shall be the lesser of One Thousand Dollars ($1,000) or the amount credited to the After-Tax Contribution Account.

9.2.    IN-SERVICE WITHDRAWALS FROM THE EMPLOYER MATCHING CONTRIBUTION
        --------------------------------------------------------------
        ACCOUNT AND THE PROFIT SHARING ACCOUNT.
        --------------------------------------

        (a)     ELIGIBILITY.
                -----------

        (1)     ELIGIBILITY FOR WITHDRAWALS FROM THE EMPLOYER
                ---------------------------------------------
MATCHING CONTRIBUTION ACCOUNT.  A Participant who has
-----------------------------
attained the age of fifty-nine and one-half (59-1/2) years may withdraw all amounts credited to his Employer Matching Contribution Account (other than amounts invested in the ESOP Fund), provided that Employer Matching Contributions credited to that Account within the two (2) Plan Years preceding the Plan Year of withdrawal may not be withdrawn unless such Participant has participated in the Plan for five (5) or more years. No hardship withdrawals may be made from the Participant's Employer Matching Account or ESOP Account.

        (2)     ELIGIBILITY FOR WITHDRAWALS FROM THE PROFIT
                -------------------------------------------
SHARING ACCOUNT.  A Participant who has attained the age of
---------------
fifty-nine and one-half (59-1/2) years may withdraw all amounts credited to his Profit Sharing Account (other than amounts invested in the ESOP Fund). In the event of a "hardship" as determined by the Advisory Committee pursuant to Section 9.3(c), (d), and (e), a Participant who has withdrawn all amounts permitted to be withdrawn under
Section 9.1, Section 9.2(a), and the preceding sentence may withdraw fifty percent (50%) of the remaining amounts, if any, credited to his Profit Sharing Account, other than amounts that are credited to the ESOP Fund, determined as of the most recent Participant Account status report available at the time his notice of withdrawal is received by the Advisory Committee. A Participant may not make a withdrawal from his Profit Sharing Account unless the Participant has a one hundred percent (100%) vested interest in that account.

        (b)     PROCEDURES AND LIMITATIONS.  Withdrawals pursuant to
                --------------------------
this Section 9.2 shall be subject to the spousal consent requirements of Section 9.6 and shall be requested on a form supplied by the Advisory Committee, signed by the Participant, and delivered to the Advisory Committee. In addition, the following limitations shall apply:

        (1)     LIMITATIONS ON AMOUNTS WITHDRAWN FROM THE
                -----------------------------------------
EMPLOYER MATCHING CONTRIBUTIONS ACCOUNT.  The minimum amount
---------------------------------------
subject to withdrawal pursuant to this Section from an Employer Matching Contributions Account is the lesser of:
(i) One Thousand Dollars ($1,000.00); or (ii) the portion of the Account that is invested in the Income Fund.
Withdrawals from the Employer Matching Contribution Account may only be made from the Income Fund and such withdrawal shall be charged against the Income Fund.

        (2)     LIMITATIONS ON AMOUNTS WITHDRAWN FROM THE PROFIT
                ------------------------------------------------
SHARING ACCOUNT.  The minimum amount subject to withdrawal
---------------
pursuant to this Section from a Profit Sharing Account shall be One Thousand Dollars ($1,000).

9.3.    WITHDRAWALS FROM THE PRE-TAX CONTRIBUTIONS AND ROLLOVER
        -------------------------------------------------------
        CONTRIBUTIONS ACCOUNTS.
        ----------------------

        (a)     ELIGIBILITY.  In accordance with rules established by
                -----------
the Advisory Committee uniformly applicable to all Participants, all or any part of amounts credited to the Pre-Tax Contribution Account and, effective November 1, 1997, the Rollover Contributions Account of a Participant as of the most recent available Account status report may be distributed to the Participant in cash at any time after the Participant has attained the age of fifty-nine and one-half (59-1/2) years or in the event of a "hardship" as defined in this Section. Withdrawals only may be made from amounts allocated to the Income Fund. The Advisory Committee may promulgate uniform rules regarding the effective date of any distribution, minimum amounts to be distributed and the frequency of distributions. All withdrawals pursuant to this Section are subject to the spousal consent requirements of Section 9.6.

        (b)     LIMITATION ON HARDSHIP DISTRIBUTIONS.  In no event
                ------------------------------------
shall a hardship distribution exceed the balance of the Participant's or former Participant's Pre-Tax Contributions Accounts, determined as of the Valuation Date immediately preceding the date of the distribution, less any amounts distributed from or charged to the Pre-Tax Contributions Account since such Valuation Date. The distribution may not exceed the lesser of the amount determined pursuant to the preceding sentence or the total Pre-Tax Contributions made by the Participant prior to the date of the withdrawal less any Pre-Tax Contributions previously withdrawn.

        (c)     HARDSHIP DEFINED.  A distribution may be made pursuant
                ----------------
to this Section due to a "hardship" only if the Participant satisfies the Advisory Committee that the Participant has an immediate and heavy financial need and that the distribution is necessary in order to satisfy that need.

        (d)     IMMEDIATE AND HEAVY FINANCIAL NEED.  The following are
                ----------------------------------
the only expenses or circumstances that will be deemed to give rise to an immediate and heavy financial need for purposes of this Section:

        (1) Medical expenses described in Section 213(d) of the Code previously incurred by the Participant, the Participant's spouse, or any of the Participant's dependents
  (as defined in Section 152 of the Code) or necessary for such persons to obtain medical care described in
  Section 213(d);

        (2) Costs directly related to the purchase (excluding mortgage payments) of a principal residence for the Participant; or

        (3) Payment of tuition, room and board and related education expenses for the next twelve (12) months of post-secondary education for the Participant or the Participant's spouse, children or dependents (as defined in Section 152 of the Code); or

        (4) Payments necessary to prevent the eviction of the Participant from his principal residence or foreclosure on the mortgage on the Participant's principal residence; or

        (5) Any other circumstance or expense designated by the Commissioner of Internal Revenue as a deemed immediate and heavy financial need in any published revenue ruling, notice or other document of general applicability.

        (e)     NECESSITY.  A distribution will be deemed to be
                ---------
necessary to satisfy an immediate and heavy financial need of a Participant only if all of the following requirements are satisfied:

        (1) The distribution is not in excess of the amount of the immediate and heavy financial need of the Participant (this amount may include any amounts necessary to pay any federal, state or local income taxes or penalties reasonably anticipated to result from the withdrawal);

        (2) The Participant has obtained all distributions, other than hardship distributions, and all nontaxable loans currently available under all plans maintained by the Employer;

        (3) All plans sponsored by the Employer provide that the Participant's contributions (whether made on a pre-tax or after-tax basis) will be suspended for at least twelve
  (12) months after receipt of the distribution; and

        (4) All plans sponsored by the Employer provide that the Participant may not make elective pre-tax contributions for the calendar year immediately following the calendar year in which the hardship distribution is made in excess of the applicable limit in effect for such year under Section 402(g) of the Code less the amount of the Participant's pre-tax elective contributions for the calendar year in which the hardship distribution is made.

For purposes of subparagraphs (3) and (4), the phrase "all plans" includes all qualified and nonqualified plans of deferred compensation maintained by the compensation or any Employer, including stock option, stock purchase or similar plans or a cash or deferred arrangement that is part of a cafeteria plan within the meaning of
Section 125 of the Code.

9.4.    WITHDRAWALS OF AMOUNTS CREDITED TO THE ESOP FUND, PROFIT
        --------------------------------------------------------
        SHARING ACCOUNTS AND EMPLOYER MATCHING CONTRIBUTIONS ACCOUNTS.
        -------------------------------------------------------------

        There shall be no withdrawals permitted under this ARTICLE NINE from ESOP Accounts or for the portion of any other Account that is invested in the ESOP Fund or, except as otherwise provided in
Section 9.2, from amounts credited to Profit Sharing Accounts and Employer Matching Contribution Accounts.

9.5.    LIMITATIONS ON WITHDRAWALS.
        --------------------------

        The Advisory Committee may direct that a Participant shall not be entitled to withdraw funds from his Accounts below an amount equal to the unpaid principal and interest on any loan granted to him in accordance with the Plan as then in effect or an amount required to service insurance premium obligations. All withdrawals under this ARTICLE NINE shall be paid in cash. Not more than one (1) withdrawal pursuant to this ARTICLE NINE shall be permitted per Plan Year, unless the Participant has attained the age of fifty-nine and one-half (59-1/2) or terminated employment, in which case no more than one (1) withdrawal may be made per calendar quarter.

9.6.    SPOUSAL CONSENT.
        ---------------

        No married Participant shall be allowed to make a withdrawal unless the Participant's spouse consents to the withdrawal. Such consent must be in writing, must consent to a single lump sum payment of the amount to be withdrawn, must acknowledge the effect of the withdrawal on the benefits ultimately payable from the Plan, must acknowledge the effect of the spouse's consent to the withdrawal, and must be witnessed by a notary public or a designated representative of the Advisory Committee. No spousal consent shall be required if the Advisory Committee determines, in its sole and absolute discretion, that the spouse cannot be located or other circumstances exist that preclude the Participant from obtaining such consent (as permitted under applicable regulations issued by the United States Treasury Department). Any spousal consent given or dispensed with pursuant to this Section will be valid with respect to the spouse who signs the consent or with respect to whom the consent requirement is waived by the Advisory Committee and any subsequent spouse. If the Participant's spouse fails to consent to the withdrawal of amounts allocated to the Participant's Accounts, the amounts in the Participant's Accounts will be held for distribution in accordance with the other provisions of this Plan unless the spouse later consents to a withdrawal pursuant to the provisions of this Section.


                        ARTICLE TEN
                        -----------

                          VESTING
                          -------

10.1.   VESTING IN THE AFTER-TAX CONTRIBUTION ACCOUNT, PRE-TAX
        ------------------------------------------------------
        CONTRIBUTION ACCOUNT,  EMPLOYER MATCHING CONTRIBUTION ACCOUNT,
        --------------------------------------------------------------
        AND ROLLOVER CONTRIBUTION ACCOUNT.
        ---------------------------------

        Each Participant shall at all times be fully vested in all amounts credited to or allocable to his After-Tax Contribution

Account, Pre-Tax Contribution Account, Employer Matching Contribution Account and, effective November 1, 1997, his Rollover Contribution Account and his rights and interest therein shall not be forfeitable for any reason.

10.2.  	VESTING IN THE ESOP ACCOUNT AND PROFIT SHARING ACCOUNT.
        ------------------------------------------------------

        Each Participant shall be fully vested in the amounts credited to or allocable to his ESOP Account, and in the amounts credited to or allocable to his Profit Sharing Account on or after January 1, 1988, on and after the first to occur of the following events:

        (a) Attainment by the Participant prior to January 1, 1991, of the age of sixty-five (65) years, or, for Participants who attain the age of sixty-five (65) on or after January 1, 1991, the later of attainment by the Participant of age sixty-five (65) or the fifth (5th) anniversary of the Participant's commencement of participation in the Plan;

        (b) The date of his separation from employment due to Disability, as determined by the Advisory Committee;

        (c)     The date of death of the Participant;

        (d) Termination of this Plan as provided in Section 13.3 of this Plan;

        (e) Complete discontinuance of contributions by the Employers as provided in Section 13.3 of this Plan; or

        (f)     The completion of seven (7) years of Continuous
Service by the Participant.

        Notwithstanding anything contained herein to the contrary, all Participants with five (5) or more years of Continuous Service as of January 1, 1988 shall be 100% vested in their Profit Sharing Accounts. All Profit Sharing Account balances relating to contributions actually paid to the Profit Sharing Plan prior to January 1, 1988 shall be 100% vested.

10.3.   DETERMINATION OF VESTED INTEREST IN ESOP ACCOUNT AND PROFIT
        ------------------------------------------------------------
        SHARING ACCOUNT IN THE EVENT OF TERMINATION OF EMPLOYMENT.
        ---------------------------------------------------------

        (a) VESTING SCHEDULE. A Participant's vested percentage shall be determined as of the day of his termination of employment. The value of the Participant's vested interest in his ESOP Account and Profit Sharing Account shall be determined in accordance with the following schedule:

     Years of                                  Vested
 Continuous Service                     Percentage of Account
 -------------------                    ---------------------

Less than three                                   0%
Three but less than four                         20%
Four but less than five                          40%
Five but less than six                           60%
Six but less than seven                          80%
Seven or more                                   100%

        Effective for Participants receiving distributions on or after January 1, 1996, if, after the application of the above vesting schedule, the Participant is entitled to receive a distribution of a fractional share of Employer Securities, such fractional share shall be rounded up to the nearest whole number and the distribution shall be made only in whole shares of Employer Securities.

        (b)     TIME OF DETERMINATION.  A Participant's vested
                ---------------------
percentage shall be determined as of his Termination Date. The value of the Participant's vested interest in his ESOP Account or Profit Sharing Account shall be determined as of the earlier of (1) the Accounting Date immediately preceding the first distribution to the Participant from such Account following his termination of employment or (2) the Accounting Date coinciding with or next following the date on which the Participant incurs his fifth (5th) consecutive one-year Break in Continuous Service. If a Participant has no vested interest in any of his Accounts, the Participant shall be deemed to have received a distribution of his zero (0) Account balance as of the date of his termination of employment. Any amounts credited to the Participant's Accounts in which the Participant is not fully vested shall be forfeited as the later of such Accounting Date or the date on which the Participant's employment terminated. The amount forfeited shall then be available for allocation to the accounts of the remaining Participants as of the year-end Accounting Date coinciding with or next following the date of the forfeiture, to the extent such forfeiture is not used to restore forfeitures previously charged to a reemployed former Participant pursuant to Section 10.4. If interests in more than one class of Employer Securities are allocable to the Participant's ESOP Account, the Participant shall be treated as forfeiting the same proportion of each class.

        (c)     TOP HEAVY VESTING.  If this Plan is or becomes Top
                -----------------
Heavy, the vested interest of any Participant other than a Participant who is not credited with at least one (1) Hour of

Service while the Plan is Top Heavy shall be determined in accordance with the following schedule instead of the schedules set forth above:

     Years of                                  Vested
 Continuous Service                     Percentage of Account
 -------------------                    ---------------------

Less than two                                     0%
Two but less than three                          20%
Three but less than four                         40%
Four but less than five                          60%
Five but less than six                           80%
Six or more                                     100%

10.4.   RESTORATION OF FORFEITURES.
        --------------------------

        (a)     ELIGIBILITY.  Subject to the provisions of this
                -----------
Section, any forfeitures charged to the ESOP Account or Profit Sharing Account of a former Participant will be restored if the former Participant returns to employment with an Employer or any Affiliate prior to incurring five (5) consecutive Breaks in Continuous Service.
 Prior forfeitures will be restored only if the former Participant repays, in a timely manner as provided below, the full amount, unadjusted for any subsequent gains or losses, previously distributed to him, which amount may include cash in lieu of Employer Securities.
 If a former Participant who was deemed to have received a distribution pursuant to Section 10.3(b) resumes employment with the Employer prior to incurring five (5) consecutive one year Breaks in Continuous Service, any forfeitures charged to the former Participant's Account upon his prior termination of employment shall be restored to such Account immediately.

        (b)     RETURN OF DISTRIBUTIONS.  A former Participant may
                -----------------------
repay the full amount previously distributed to him prior to the earlier of (1) the fifth (5th) anniversary of the former Participant's reemployment by the Employer or (2) the last day of the Plan Year in which the former Participant incurs his fifth (5th) consecutive Break in Continuous Service. The amount of any distribution repaid by the former Participant shall be allocated between his Accounts in proportion to the amount distributed from each Account. Any forfeitures restored by the Employer pursuant to this Section will be allocated to the Account or Accounts to which the forfeiture was charged. A Participant may not, and need not, repay amounts attributable to his Pre-Tax Contributions or After-Tax Contributions.
 The Participant must repay the amount distributed from both his other Accounts in order to qualify for the restoration of any prior forfeitures. A Participant may not repay a prior distribution pursuant to this paragraph if the Participant had a fully vested interest in all of his Accounts when the prior distribution was made.

        (c)     RESTORATION CONTRIBUTIONS.  Any forfeitures available
                -------------------------
for allocation as of the last day of the Plan Year in which an individual does everything necessary in order to have a prior forfeiture restored will be applied first to restore the prior forfeiture. If the available forfeitures are not sufficient to restore the prior forfeiture, the Employer will make a special contribution equal to the balance of the amount forfeited. Such contributions or forfeitures will be allocated to the account from which the distribution was made.

10.5.   AMENDMENTS TO VESTING SCHEDULE.
        ------------------------------
        No amendments to the vesting schedule set forth in
Section 10.3 shall deprive an Employee who is a Participant on the later of (a) the date the amendment is adopted, or (b) the date the amendment is effective, of any non-forfeitable benefit to which he is entitled under the Plan, determined as of such date without regard to such amendment. If the vesting schedule designated in Section 10.3 is amended, each Participant whose benefits would be determined under such schedule and who is credited with three (3) or more years of Continuous Service shall have the right to elect, during the period computed pursuant to this Section, to have his non-forfeitable benefit determined without regard to such amendment; provided, however, that no election shall be provided to any Participant whose non-forfeitable percentage under the Plan, as amended, cannot at any time be less than the percentage computed without regard to such amendment. The election period shall commence on the date the amendment is adopted and end on the later of (a) sixty (60) days after adoption of the amendment, (b) sixty (60) days after the effective date of the amendment, or (c) sixty (60) days after the Participant is notified of the amendment in writing by the Corporation or the Advisory Committee. Such election, if exercised, shall be irrevocable, and shall be available only to an Employee who is a Participant when the election is made and who has completed at least three (3) years of Continuous Service when the election is made. Any change in the applicability of the vesting schedule set forth in Section 10.3 as a result of the Plan ceasing to be Top Heavy shall be treated as an amendment to such vesting schedule for purposes of this Section.


                        ARTICLE ELEVEN
                        --------------

                   DISTRIBUTION OF BENEFITS
                   ------------------------

11.1.   NORMAL AND LATE RETIREMENT.
        --------------------------

        A Participant shall be entitled to full distribution of his accounts, as provided in Sections 11.5 and 11.6, upon actual retirement as of or after his Normal Retirement Date. A Participant may remain in the employment of the Employer after his Normal
Retirement Date, if he desires, and shall retire at such later time as he may desire, unless the Employer lawfully directs earlier retirement.

11.2.   DISABILITY RETIREMENT.
        ---------------------

        A Participant whose active employment is discontinued due to Disability shall be entitled to full distribution of his accounts, as provided in Sections 11.5 and 11.6. Subject to the provisions of
Section 11.5, the payments may commence at any time on or after the date of his discontinuance of active employment due to Disability.

11.3.   DEATH.
        -----

        (a)     BENEFIT.  In the event that a Participant (which term
                -------
for purposes of this Section includes former Participants) shall die prior to his Benefit Commencement Date, the Participant's surviving spouse (or his other designated Beneficiary, if the Participant is unmarried or his spouse has consented in writing to designation of another Beneficiary) shall be entitled to full distribution of the Participant's accounts at the time and in the manner provided in Sections 11.5 and 11.6.

        (b)     SPOUSE AS BENEFICIARY.  Notwithstanding any
                ---------------------
Beneficiary designation made by the Participant to the contrary, except as otherwise noted below, a married Participant's spouse shall be deemed to be his Beneficiary for purposes of this Plan unless the Participant's spouse consents to the designation of a different Beneficiary. Once given, the spouse's consent will be irrevocable. The consent of the Participant's spouse to his election shall be in writing, acknowledge the effect of such an election, be witnessed by a notary public or a designated representative of the Advisory Committee and be provided to the Advisory Committee. The spouse may not consent to the designation of another Beneficiary generally, but rather must consent to the designation of a particular Beneficiary. If the Participant elects to change the Beneficiary, the spouse's prior consent will be null and void and a new consent will be required, unless the spouse's consent expressly permits a change of designation without the further consent of the spouse. No spousal consent will be required if the Advisory Committee determines, in its sole discretion, that such consent cannot be obtained because the spouse cannot be located or other circumstances exist that preclude the Participant from obtaining such consent (to the degree permitted under applicable regulations issued by the United States Treasury Department). Any spousal consent given pursuant to this Section or dispensed with pursuant to the preceding sentence will be valid only with respect to the spouse who signs the consent or with respect to whom the consent requirement is waived by the Advisory Committee.

        (c)     DEATH AFTER COMMENCEMENT OF BENEFITS.  In the event
                ------------------------------------
that a former Participant shall die after his Benefit Commencement Date but prior to the complete distribution of all amounts to which such Participant is entitled under the provisions of this ARTICLE ELEVEN, the Participant's spouse or other designated Beneficiary shall be entitled to receive any remaining amounts to which the Participant would have been entitled had the Participant survived. The Advisory Committee may require and rely upon such proofs of death and the right of any spouse or Beneficiary to receive benefits pursuant to this Section as the Advisory Committee may reasonably determine, and its determination of death and the right of such spouse or Beneficiary to receive payment shall be binding and conclusive upon all persons whomsoever.

11.4.   OTHER SEPARATIONS FROM EMPLOYMENT.
        ---------------------------------

        A Participant who separates from employment for any reason other than retirement, death or Disability shall be entitled to distribution of his vested interest in his accounts at the time and in the manner provided in Sections 11.5 and 11.6.

11.5.   TIME OF DISTRIBUTION OF BENEFITS.
        --------------------------------

        (a)     RETIREMENT.  Subject to the provisions of
                ----------
paragraph (g) relating to distributions of a Participant's ESOP Account, payment to a Participant who is entitled to benefits under
Section 11.1 normally shall commence within a reasonable time following the Participant's Termination Date; except that, at the election of the Participant, payment of benefits may be postponed until after the next year-end Accounting Date, at which time losses or earnings on the Trust Fund will be allocated to the Participant's accounts.

        (b)     TERMINATION AND DISABILITY.  Subject to the provisions
                --------------------------
of paragraph (g) relating to distributions of a Participant's ESOP Account, payment to a Participant who is entitled to benefits under
Section 11.2 or Section 11.4 normally shall commence not later than the date on which the Participant shall attain his Normal Retirement Date. As a general rule, the Advisory Committee will begin distributions pursuant to Section 11.2 or Section 11.4 as soon as possible after the year-end Accounting Date next following the Participant's termination of employment or discontinuance of active employment due to Disability. At the request of the Participant, all of the Participant's Accounts, including his ESOP Account, may be distributed as soon as possible following the Participant's Termination Date or discontinuance of active employment due to Disability. If the total amount distributable to the Participant from all of his accounts at the time of any distribution under this ARTICLE ELEVEN or any withdrawal under ARTICLE NINE, exceeds Three Thousand Five Hundred Dollars ($3,500.00) (Five Thousand Dollars ($5,000.00) for Plan Years beginning on or after January 1, 1998), however, no distribution may be made prior to the Participant's Normal Retirement Date unless the Participant requests said distribution in writing.
For purposes of this rule, if the total amount distributable to the Participant from all his accounts at the time of any distribution or withdrawal exceeds Three Thousand Five Hundred Dollars ($3,500.00) (Five Thousand Dollars ($5,000.00) for Plan Years beginning on or after January 1, 1998), then the amount in the Participant's account at all times thereafter will be deemed to exceed Three Thousand Five Hundred Dollars ($3,500.00) (Five Thousand Dollars ($5,000.00) for Plan Years beginning on or after January 1, 1998). No distribution may be made pursuant to the preceding sentence after the Benefit Commencement Date unless the Participant consents in writing to said distribution.

        (c)     DEATH AFTER COMMENCEMENT OF PAYMENTS.  In the event of
                ------------------------------------
the death of a Participant after his Benefit Commencement Date but prior to the complete distribution to such Participant of the benefits payable to him under the Plan, any remaining benefits shall be distributed over a period that does not exceed the period over which distribution was to be made prior to the date of death of the Participant. Subject to the provisions of paragraph (g) relating to distributions of a Participant's ESOP Account, payments to the Beneficiaries entitled to payments pursuant to Section 11.3 shall commence as soon as possible following the death of the Participant.

        (d)     DEATH PRIOR TO COMMENCEMENT OF BENEFITS.  In the event
                ---------------------------------------
of the death of the Participant prior to his Benefit Commencement
Date, subject to the provisions of paragraph (g) relating to distributions of a Participant's ESOP Account, payments to the

Participant's Beneficiaries must be paid in full by December 31 of the calendar year which includes the fifth (5th) anniversary of the date of the Participant's death, unless the surviving spouse or other designated beneficiary irrevocably elects to apply one of the following exceptions:

        (1)     PAYMENTS TO DESIGNATED BENEFICIARIES OTHER THAN
                -----------------------------------------------
  SPOUSES.  If the death benefit is payable to a "designated
  -------
  Beneficiary," the designated Beneficiary may elect that the death benefit be distributed in the form of an annuity over the life of the designated beneficiary, or in substantially equal quarterly or annual installments over a period not to exceed the Beneficiary's life expectancy (determined in accordance with Section 11.6(g)) as long as the distributions commence by December 31 of the calendar year following the year of the Participant's death or by such other date as may be specified in regulations issued by the United States Treasury Department. For purposes of this Section, a "designated Beneficiary" is any individual who has the right to receive a death benefit from this Plan regardless of whether the individual was specifically designated by the Participant. The term "designated
  Beneficiary" may also include the beneficiaries of any Trust that satisfies the requirements of regulations issued by the United States Treasury Department pursuant to Section 401(a)(9) of the Code.

        (2)     PAYMENTS TO SPOUSES.  If the Participant's surviving
                -------------------
  spouse is his sole Beneficiary, the surviving spouse may elect to postpone distributions until any date not later than the latter of December 31 of the calendar year following the calendar year in which the Participant died or December 31 of the calendar year in which the Participant would have attained age seventy and one-half (70-1/2). Distributions to the surviving spouse shall then be made in the form of an annuity over the life of the surviving spouse, or in substantially equal quarterly or annual installments over a period not to exceed the surviving spouse's life expectancy (determined in accordance with Section 11.6(g)). If the surviving spouse dies before the distributions begin, this paragraph (d) shall be applied as if the surviving spouse was the Participant.

An election to utilize one of the foregoing exceptions, if made, is irrevocable and must be made no later than the earlier of (i)
December 31 of the calendar year in which distributions are required to commence under (1) or (2) above (whichever is applicable) or (ii) December 31 of the calendar year which contains the fifth (5th) anniversary of the date of the Participant's death. If neither the Participant nor a designated Beneficiary make such an election, distributions will be made in accordance with the general rule set forth in this Section 11.5(d). Any elections made by a designated Beneficiary pursuant to this paragraph (d) and any distributions made pursuant to this paragraph (d) shall comply with regulations issued by the United States Treasury Department under Section 401(a)(9) of the Code, as they may be amended from time to time. In case of conflict, the provisions of the regulations shall control over the provisions of this Plan.

        (e)     REQUIRED COMMENCEMENT OF PAYMENTS.  In no event shall
                ----------------------------------
payment to a former Participant commence later than sixty (60) days after the last to occur of (1) the last day of the Plan Year in which the Participant attains the age of sixty-five (65) years, (2) the last day of the Plan Year in which the Participant separates from employment with the Employer, or (3) the tenth (10th) anniversary of the last day of the Plan Year in which the Participant commenced participation in the Plan. In addition, payments must commence by the Participant's Required Beginning Date.

        (f)     CONSENT TO EARLY DISTRIBUTIONS.  Except as otherwise
                ------------------------------
provided in Section 11.6 concerning the payment of small amounts, no benefit payments may commence pursuant to the preceding provisions of this Section prior to the Participant's Normal Retirement Date unless the Participant requests the earlier commencement of payments. The Participant's request must be in writing in a form acceptable to the Advisory Committee.

        (g)     DISTRIBUTIONS FROM ESOP ACCOUNTS.  Subject to the
                --------------------------------
provisions of paragraph (b) restricting distribution of more than Three Thousand Five Hundred Dollars ($3,500.00) (Five Thousand Dollars ($5,000.00) for Plan Years beginning on or after January 1, 1998) without the Participant's consent, the distribution of the Participant's ESOP Account shall be made in accordance with Section 11.5(a), 11.5(b), 11.5(c) or 11.5(d) whichever is applicable.

11.6.   METHOD OF DISTRIBUTION.
        ----------------------

        (a)     PARTICIPANT'S ELECTION.  Except for amounts invested
                ----------------------
in the ESOP Fund, the Participant or Beneficiary shall select the method of payment of his or her benefits hereunder in accordance with the provisions of this Section. Distribution of amounts credited to the ESOP Fund shall be made in Employer Securities in a single distribution.

        (b)     OPTIONAL METHODS OF DISTRIBUTION.  Distribution may be
                --------------------------------
made in any one (1) or more of the following methods:

        (1) By payment in a cash lump sum to the Participant or his Beneficiary;

        (2) By making payments of amounts credited to Accounts (other than amounts invested in the ESOP Fund) in quarterly or annual installments over any period not in excess of five (5) years, unless elected otherwise by the Participant, but in no event in excess of the joint life expectancy of the Participant and his spouse. Distribution of amounts credited to the ESOP Fund shall be made in whole and fractional shares (if necessary) of Employer Securities in a single distribution. A former Participant who is receiving distributions in installments may direct the investment of the undistributed portion of his Accounts (other than his ESOP Account) pursuant to the provision of Sections 6.2 and 6.4.

        (c)     EMPLOYER SECURITIES.  If Employer Securities
                -------------------
consisting of stock acquired with the proceeds of an exempt loan are available for distribution and consist of more than one (1) class, a distributee shall receive substantially the same proportion of each class.

        (d)     MINIMUM DISTRIBUTION AND INCIDENTAL BENEFIT
                -------------------------------------------
REQUIREMENTS.  The distribution of a Participant's interest must
------------
commence by the date determined pursuant to Section 11.5(e) (the "required beginning date"). Unless the Participant's entire interest is distributed to him by the required beginning date, the distributions must be made over a period certain not extending beyond the life expectancy of the Participant, or over a period certain not extending beyond the joint life and last survivor life expectancy of the Participant and the Participant's designated Beneficiary. In addition, all benefit payment options shall be structured so as to comply with the incidental benefit requirements of
Section 401(a)(9)(G) of the Code and any regulations issued pursuant thereto, which require, generally, that certain minimum amounts be distributed to a Participant during each calendar year, commencing with the calendar year in which the Participant's required beginning date falls, in order to assure that only "incidental" benefits are provided to a Participant's beneficiaries. The provision of this paragraph shall control over any conflicting provisions of this Plan. In addition, all distributions made pursuant to the Plan shall comply with any regulations issued by the United States Treasury Department under Section 401(a)(9) of the Code, including any regulations issued pursuant to Section 401(a)(9)(G), and such regulations shall override and supersede any conflicting provisions of this Section or any other Section of this Plan. Any distributions required by the paragraph to a Participant who has not yet terminated employment shall be charged to the Account selected by the Participant; provided, however, that said distributions shall not be charged to the Participant's ESOP Account until all of the other Accounts maintained for the Participant have been exhausted. If the only account maintained for the Participant is the ESOP Account, the Participant may elect to receive the entire balance of said Account.

        (e)     DISTRIBUTION OF SMALL AMOUNTS.  Notwithstanding any
                -----------------------------
provision of this Plan to the contrary, the Advisory Committee, in its sole discretion, may direct payment of benefits in a single lump sum if the total amount distributable to the Participant from all of his accounts at the time of any distribution under this ARTICLE ELEVEN or any withdrawal under ARTICLE NINE, does not exceed Three Thousand Five Hundred Dollars ($3,500.00) (Five Thousand Dollars ($5,000.00) for Plan Years beginning on or after January 1, 1998). For purposes of this rule, if the total amount distributable to the Participant from all his accounts at the time of any distribution or withdrawal exceeds Three Thousand Five Hundred Dollars ($3,500.00) (Five Thousand Dollars ($5,000.00) for Plan Years beginning on or after January 1, 1998), then the amount in the Participant's account at all times thereafter will be deemed to exceed Three Thousand Five Hundred Dollars ($3,500.00) (Five Thousand Dollars ($5,000.00) for Plan Years beginning on or after January 1, 1998). No distribution may be made pursuant to the preceding sentence after the Benefit Commencement Date unless the Participant consents in writing to the distribution. All distributions pursuant to this paragraph must be made not later than the close of the second Plan Year following the Plan Year in which the Participant's employment is terminated.

        (f)     AMOUNT OF DISTRIBUTION.  For the purpose of
                ----------------------
determining the amount to be distributed to Participants and Beneficiaries, the Participant's accounts will be valued as of the

Accounting Date preceding the date upon which distribution is to commence, and the accounts shall then be adjusted to reflect any contributions made by or on behalf of the Participant after such Accounting Date.

        (g)     LIFE EXPECTANCIES.  For purposes of this Plan, life
                -----------------
expectancies shall be calculated by use of the expected return multiples specified in Tables V and VI of ?1.72-9 of the regulations issued by the United States Treasury Department, and in accordance with the rules and procedures specified in regulations issued under
Section 401(a)(9) of the Code, as such Tables and regulations may be amended from time to time, or any Tables or regulations subsequently issued in replacement of said Tables or regulations. The life expectancy of a Participant and his spouse may be recalculated annually. The life expectancy of any other individual shall be calculated using the individual's attained age on his birthday in the relevant calendar year (as determined in accordance with regulations issued pursuant to Section 401(a)(9) of the Code) and such individual's life expectancy during any later calendar year shall be the life expectancy as originally determined less the number of calendar years that have elapsed since the calendar year of the initial determination.

11.7.   PAYMENTS TO DISABLED.
        --------------------

        If any person to whom a payment is due under this Plan is unable to care for his affairs because of physical or mental disability, or is subject to a legal disability, the Advisory Committee shall have the authority to cause the payments becoming due to such person to be made to his duly-appointed legal guardian or custodian, to his spouse or to any other person charged with the legal obligation to support him, without any responsibility on the part of the Advisory Committee or the Trustees to see to the application of such payments. Payments made pursuant to such power shall operate as a complete discharge of the Advisory Committee, the Trustees, the ESOP Fund and the Trust Fund. The decision of the Advisory Committee in each case shall be final and binding upon all persons whomsoever.

11.8.   MISSING PAYEES.
        --------------

        Neither the Trustees nor the Advisory Committee nor any Employer shall be obliged to search for or ascertain the whereabouts of any Participant or Beneficiary. It shall be the responsibility of each Participant to advise the Advisory Committee of the current mailing address of such Participant and his Beneficiary, and any notice or payment addressed to such last known address of record shall be deemed to have been received by the Participant. Should the Advisory Committee not be able locate a Participant who is entitled to be paid a benefit under the Plan after making reasonable efforts to contact said Participant, and a period of two (2) years has elapsed from the Participant's Termination Date, a forfeiture of the Participant's vested benefit shall occur and be redistributed in accordance with Sections 8.2(d) and 10.4(c). Notwithstanding said forfeiture, in the event the Participant should thereafter make a claim for his benefits, as determined prior to the date of forfeiture, the Advisory Committee shall restore (as of the next Accounting Date) his account balance together with interest at the "Short Term Federal

Rate," as defined in Internal Revenue Code Section 1274, from the date of forfeiture. Such amounts shall be restored in a manner consistent with the restoration of forfeitures as set forth in Section 10.4(c). Should there be insufficient forfeitures occurring on said Accounting Date, the Employer shall be obligated to restore said Account by means of a special contribution to the Plan.

11.9.   WITHHOLDING.
        -----------

        Payment of benefits under this Plan shall be subject to applicable law governing the withholding of taxes from benefit payments, and the Trustees and Advisory Committee shall be authorized to withhold taxes from the payment of any benefits hereunder, in accordance with applicable law.

11.10.  UNDERPAYMENT OR OVERPAYMENT OF BENEFITS.
        ---------------------------------------

        In the event that, through misstatement or computation error, benefits are underpaid or overpaid, there shall be no liability for any more than the correct benefit sums under the Plan. Overpayments may be deducted from future payments under the Plan, and underpayments may be added to future payments under the Plan. In lieu of receiving reduced benefits under the Plan, a Participant or beneficiary may elect to make a lump sum repayment of any overpayment.

11.11.  TRANSFERS FROM THE PLAN.
        -----------------------

        Upon receipt by the Advisory Committee of a written request from a Participant who has separated or is separating from the Employer and has not yet received distribution of his benefits under the Plan, the Advisory Committee shall direct the Trustee to transfer such Participant's vested interest in his accounts to the trustee or other administrative agent of another plan or trust or individual retirement account certified by the Participant as meeting the requirements for qualified plans or trusts or individual retirement accounts under the Code. The Trustee shall make such transfer within a reasonable time following receipt of such written direction by the Advisory Committee. The Employer, the Advisory Committee and the Trustee shall not be responsible for ascertaining whether the transferee plan, trust, or individual retirement account is qualified under the Code, and the written request of the Participant shall constitute a certification on the part of such Participant that the plan, trust, or individual retirement account is qualified and provides for the acceptance of such transfer.

11.12.  ELIGIBLE ROLLOVER DISTRIBUTIONS.
        -------------------------------

        (a)     GENERAL.  With respect to any "eligible rollover
                -------
distribution", a "distributee" may elect to have such distribution paid directly to an "eligible retirement plan" and may specify the eligible retirement plan to which such distribution is to be paid (in such form and at such time as determined by the Advisory Committee). If such election is made, the eligible rollover distribution shall be made in the form of a direct trustee-to-trustee transfer to the eligible retirement plan so specified. Any distribution not qualifying as an eligible rollover distribution under Section 11.12(b) may not be rolled over in the manner specified in this Section 11.12.

        (b)     DEFINITIONS.
                -----------

        (1) The term "eligible rollover distribution" shall mean a distribution that would be includable in the distributee's gross income if not transferred pursuant to this Section 11.12 (as determined without regard to Code Sections 402(c) and 403(a)(4)) and that is a distribution of all or any portion of the balance to the credit of the distributee in the Plan except that such term shall not include:

                (A) any distribution which is one of a series of substantially equal periodic payments made (not less frequently than annually);

                        (i)  for the life (or life expectancy) of
                the distributee or the joint lives (or life expectancies) of the distributee and the distributee's Beneficiary; or

                        (ii)  for a specified period of ten (10)
                years or more; and

                (B)  any distribution to the extent such
        distribution is required under Code Section 401(a)(9).

        (2)     The term "eligible retirement plan" shall mean:

                (A) an individual retirement account described in Code Section 408(a);

                (B) an individual retirement annuity described in Code Section 408(b) (other than an endowment contract);

               (C)  an employee's trust described in Code
        Section 401(a) which is exempt from tax under Code
        Section 501(a) provided that such employee's trust is a defined contribution plan, the terms of which permit the acceptance of rollover distributions; or

                (D)  an annuity plan described in Code Section
        403(b).

                Notwithstanding the above, if the distributee is a surviving spouse, an eligible retirement plan shall include only an individual retirement account or an individual retirement annuity.

        (3) The term "distributee" shall include an Employee and a former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a Qualified Domestic Relations Order are distributees with regard to the interest of a spouse or former spouse.


                        ARTICLE TWELVE
                        --------------

                      PLAN ADMINISTRATION
                      -------------------

12.1.   THE ADVISORY COMMITTEE.
        ----------------------

        (a)     APPOINTMENT AND REMOVAL.  The Corporation is the plan
                -----------------------
administrator, but it delegates its duties and responsibilities as such to the Advisory Committee which shall consist of not less than three (3) members (who may be directors, officers or other employees of the Employers or Participants in this Plan). Such members shall be appointed from time to time by the President of the Corporation and shall serve at his pleasure. Each member may be dismissed by the President or his designee at any time by notice to the members of the Advisory Committee. A member of the Advisory Committee may resign at any time by delivering his written resignation to the President or his designee. The members of the Advisory Committee may be appointed to succeed themselves.

        (b)     CHAIRMAN AND SECRETARY.  The members of the Advisory
                ----------------------
Committee shall elect a chairman and shall also elect a secretary who may, but need not, be one of the members of the Advisory Committee. The secretary of the Advisory Committee or his designee shall record all acts and determinations of the Advisory Committee and shall preserve and retain custody of all such records, together with such other documents as may be necessary for the administration of the Plan or as may be required by law.

        (c)     MEETINGS AND MAJORITY ACTION.  The Advisory Committee
                ----------------------------
shall hold meetings upon such notice, and at such place or places, and at such intervals as it may from time to time determine. A majority of the members of the Advisory Committee at any time in office shall constitute a quorum for the transaction of business. All resolutions or other actions taken by the Advisory Committee shall be by vote of a majority of the Advisory Committee at a meeting of the Advisory Committee or without a meeting by an instrument in writing signed by a majority of the members of the Advisory Committee.

12.2.   POWERS OF THE ADVISORY COMMITTEE.
        --------------------------------

        (a)     GENERAL POWERS.  The Advisory Committee shall have the
                --------------
power and discretion to perform the administrative duties described in this Plan or required for proper administration of the Plan and shall have all powers necessary to enable it to properly carry out such duties. Without limiting the generality of the foregoing, the Advisory Committee shall have the power and discretion to construe and interpret this Plan, to hear and resolve claims relating to this Plan, and to decide all questions and disputes arising under this Plan. The Advisory Committee shall determine, in its discretion, the eligibility of employees to participate in the Plan, to determine the service credited to the Employees, the status and rights of a Participant, and the identity of the Beneficiary or Beneficiaries entitled to receive any benefits payable hereunder on account of the death of a Participant.

        (b)     BENEFIT PAYMENTS.  Except as is otherwise provided
                ----------------
hereunder, the Advisory Committee shall determine the manner and time of payment of benefits under this Plan. All benefit disbursements by the Trustee shall be made upon the instructions of the Advisory Committee.

        (c)     DECISIONS FINAL.  All matters to be decided by the
                ---------------
Advisory Committee shall be decided by the Advisory Committee in the exercise of its discretion and shall be binding and conclusive upon all persons.

        (d)     REPORTING AND DISCLOSURE.  The Advisory Committee
                ------------------------
shall file all reports and forms lawfully required to be filed by the Advisory Committee with any governmental agency or department, federal or state, and shall distribute any forms, reports, statements or plan descriptions lawfully required to be distributed to Participants and others by any governmental agency or department, federal or state.

        (e)     INVESTMENT.  The Advisory Committee shall keep itself
                ----------
advised with respect to the investment of the Trust Fund and shall report to the Employer regarding the investment and reinvestment of the Trust Fund not less frequently than annually. The Advisory Committee shall have power to direct specific investments of the Trust Fund only where such power is expressly conferred by this Plan and only to the extent described in this Plan. All other investment duties shall be the responsibility of the Trustee. Notwithstanding anything set forth in the Plan or the Trust Agreements to which the Administrative Trustees and/or the ESOP Trustees are parties, no purchase of Employer Securities shall be made by the ESOP Trustees without their first obtaining a recommendation from the Advisory Committee stating: (1) that the Advisory Committee recommends that the ESOP Trustees acquire shares of Employer Securities, and (2) upon the terms and conditions which they recommend such shares be acquired.
 Before making such recommendation, the Advisory Committee shall take into account such items as they deem appropriate, including, but not limited to, their reviewing appraisals and financial statements of the Employer.

12.3.   CLAIMS.
        ------

        (a)     FILING OF CLAIM.  A Participant or Beneficiary
                ---------------
entitled to benefits need not file a written claim to receive benefits. If an Employee, Participant, Beneficiary or any other person is dissatisfied with the determination of his benefits, eligibility, participation or any other right or interest under this Plan, such person may file a written statement setting forth the basis of the claim with the Advisory Committee in a manner prescribed by the Advisory Committee. In connection with the determination of a claim, or in connection with review of a denied claim, the claimant may examine this Plan and any other pertinent documents generally available to Participants relating to the claim and may submit comments in writing.

        (b)     NOTICE OF DECISION.  A written notice of the
                ------------------
disposition of any such claim shall be furnished to the claimant within thirty (30) days after the claim is filed with the Advisory Committee, provided that the Advisory Committee may have an additional period to decide the claim if it advises the claimant in writing of the need for an extension and the date on which it expects to decide the claim. The notice of disposition of a claim shall refer, if appropriate, to pertinent provisions of this Plan, shall set forth in writing the reasons for denial of the claim if the claim is denied (including references to any pertinent provisions of this Plan), and where appropriate shall explain how the claimant can perfect the claim.

        (c)     REVIEW.  If the claim is denied, in whole or in part,
                ------
the claimant shall also be notified in writing that a review procedure is available. Thereafter, within ninety (90) days after receiving the written notice of the Advisory Committee's disposition of the claim, the claimant may request in writing, and shall be entitled to, a review meeting with the Advisory Committee to present reasons why the claim should be allowed. The claimant shall be entitled to be represented by counsel at the review meeting. The claimant also may submit a written statement of his claim and the reasons for granting the claim. Such statement may be submitted in addition to, or in lieu of, the review meeting with the Advisory Committee. The Advisory Committee shall have the right to request of and receive from a claimant such additional information, documents or other evidence as the Advisory Committee may reasonably require. If the claimant does not request a review meeting within ninety (90) days after receiving written notice of the Advisory Committee's disposition of the claim, the claimant shall be deemed to have accepted the Advisory Committee's written disposition, unless the claimant shall have been physically or mentally incapacitated so as to be unable to request review within the ninety (90) day period.

        (d)     DECISION FOLLOWING REVIEW.  A decision on review shall
                -------------------------
be rendered in writing by the Advisory Committee ordinarily not later than sixty (60) days after review, and a written copy of such decision shall be delivered to the claimant. If special circumstances require an extension of the ordinary period, the Advisory Committee shall so notify the claimant. In any event, if a claim is not determined within one hundred twenty (120) days after submission for review, it shall be deemed to be denied.

        (e)     DECISIONS FINAL; PROCEDURES MANDATORY.  To the extent
                -------------------------------------
permitted by law, a decision on review by the Advisory Committee shall be binding and conclusive upon all persons whomsoever. To the extent permitted by law, completion of the claims procedures described in this Section shall be a mandatory precondition that must be complied with prior to commencement of a legal or equitable action in connection with the Plan by a person claiming rights under the Plan or by another person claiming rights through such a person. The Advisory Committee may, in its sole discretion, waive these procedures as a mandatory precondition to such an action.

12.4.   THE TRUSTEES.
        ------------

        The Administrative Trustee shall be appointed under and shall be governed by the provisions of the Trust Agreement and the ESOP Trustees shall be appointed under and shall be governed by the provisions of the ESOP Trust Agreement.

12.5.   SCOPE OF RESPONSIBILITY.
        -----------------------

        (a)     GENERAL.  The Corporation and other Employers, the
                -------
Advisory Committee and the Trustees shall perform the duties respectively assigned to them under the Plan, the Trust Agreement, or the ESOP Trust Agreement or pursuant to the written directions of the Board, and shall not be responsible for performing duties assigned to others under the terms and provisions of the Plan or the Trust Agreement or the ESOP Trust Agreement or assigned to others pursuant to the written directions of the Board. No inference of approval or disapproval is to be made from the inaction of any party described above or the employee or agent of any of them with regard to the action of any other such party.


        (b)     CONFLICTS.  No member of the Advisory Committee may
                ---------
act, vote or otherwise influence the Advisory Committee regarding his own eligibility, participation, status or rights under the Plan.

        (c)     ADVISORS.  The Corporation shall have the authority to
                --------
employ advisors, legal counsel, accountants and investment managers in connection with the administration of the Plan, and may delegate to other Employers, the Advisory Committee and/or the Trustees' authority to employ such persons. To the extent permitted by applicable law, the Corporation, other Employers, the Advisory Committee and the Trustees shall not be liable for complying with the directions of any advisors, legal counsel, accountants and investment managers appointed pursuant to this Section. The Corporation, other Employers, the Advisory Committee and the Trustees shall not be responsible or liable for any loss resulting from the investment directions of Participants and do not guarantee the Trust Fund against investment loss or depreciation in asset value.

        (d)     MULTIPLE CAPACITIES.  Persons, organizations or
                -------------------
corporations acting in a position of any fiduciary responsibility with respect to the Plan and/or the Trust Fund may serve in more than one
(1) fiduciary capacity.

        (e)     ALLOCATION OF RESPONSIBILITIES.  The Corporation or
                ------------------------------
the Advisory Committee from time to time may allocate to one (1) or more of the members of the Advisory Committee and may delegate to any other persons or organizations any of the rights, powers, duties and responsibilities of the Corporation or the Advisory Committee, respectively, with respect to the operation and administration of the Plan, and the Corporation may employ and authorize any person to whom any of its fiduciary responsibility has been delegated to employ persons to render advice with regard to any fiduciary responsibility held hereunder. Any such allocation and delegation shall be reviewed at least annually by the Corporation and shall be terminable upon such notice as the Corporation, in its sole discretion, deems reasonable and prudent under the circumstances.

        (f)     INDEMNIFICATION.  To the extent permitted by law, the
                ---------------
Employers shall and do hereby jointly and severally indemnify and agree to hold harmless their employees, agents and members of the Advisory Committee, from all loss, damage or liability, joint or several (including payment of expenses in connection with defense against any such claim), for their acts, omissions and conduct, and for the acts, omissions and conduct of their duly appointed agents, which acts, omissions or conduct constitute or are alleged to constitute a breach of such individual's fiduciary or other responsibilities under the Act or any other law, except for those acts, omissions or conduct resulting from his own willful misconduct, willful failure to act, or gross negligence; provided, however, that if any party would otherwise be entitled to indemnification hereunder in respect of any liability and such party shall be insured against loss as a result of such liability by any insurance contract or contracts, such party shall be entitled to indemnification hereunder only to the extent by which the amount of such liability shall exceed the amount thereof payable under such insurance contract or contracts.

        (g)     INSURANCE.  The Employers may obtain insurance
                ---------
covering themselves and others for breaches of fiduciary obligations under this Plan to the extent permitted by law, and nothing in this Plan shall restrict the right of any person to obtain such insurance for himself in connection with the performance of his duties under this Plan. The Corporation and the Advisory Committee shall be the Named Fiduciaries under the Plan, and the Corporation shall be the plan administrator.

12.6.   EXPENSES.
        --------

        Any brokerage commissions, transfer taxes and other charges and expenses in connection with the purchase and sale of securities or other property for a Fund shall be charged to such Fund. Any income taxes or other taxes payable with respect to a Fund shall likewise be charged to that Fund. Any other expenses associated with the administration of the Plan or the Trust Fund shall be paid from the Trust Fund if not paid by the Corporation or an Affiliated Company.

12.7.   TRUST AGREEMENTS.
        ----------------

        The Board shall maintain a Trust Agreement pursuant to which the Administrative Trustee shall be appointed providing for the general administration of the Trust Fund in such form as the Board may deem appropriate. The Board shall also maintain an ESOP Trust Agreement pursuant to which the ESOP Trustees shall be appointed providing for the administration of the ESOP Fund in such form and containing such provisions as the Board may deem appropriate. To the extent that duties have been allocated to the ESOP Trustees under the ESOP Trust Agreement, such duties shall not be the responsibility of the Administrative Trustee, and to the extent that duties have been allocated to the Administrative Trustee under the Trust Agreement such duties shall not be the responsibility of the ESOP Trustees. The Trust Agreement and the ESOP Trust Agreement shall contain such terms as the Board may deem appropriate, including, but not limited to, provisions with respect to the powers and authority of the Administrative Trustee or the ESOP Trustee or the ESOP Trust Agreement, and the authority of the Board to amend the Trust Agreement, to terminate the trust and to settle the accounts of the Administrative Trustee or the ESOP Trustee on behalf of all persons having an interest in the Trust Fund or the ESOP Fund. The Trust Agreement and the ESOP Trust Agreement shall form a part of the Plan and any and all rights and benefits which may accrue to any persons under the Plan shall be subject to all the terms and provisions of the Trust Agreement and the ESOP Trust Agreement.

12.8.   VOTING OF EMPLOYER SECURITIES.
        -----------------------------

        (a)     GENERAL RULE.  Except as otherwise provided herein,
                ------------
and unless such responsibilities or duties are properly delegated to a named fiduciary or investment manager other than the ESOP Trustee, the ESOP Trustee shall vote all voting Employer Securities held as assets of the ESOP Fund in its discretion.

        (b)     VOTING PASS THROUGH.  Notwithstanding anything to the
                -------------------
contrary in paragraph (a) above, and subject to the limitations contained in paragraph (f) herein, a Participant (or the Beneficiary if the Participant has died) shall direct the ESOP Trustee, or an agent designated by the ESOP Trustee for that purpose, with respect to the voting of shares of the Employer Securities allocated to the Participant's Accounts to the extent that, and with respect to matters for which, Participants are granted pass through voting rights as provided in paragraphs (c) or (d), whichever is applicable. The pass through voting rights provided herein shall not apply to, and the ESOP Trustee shall be responsible for voting in its discretion, shares of Employer Securities which are not yet allocated to Participants' Accounts. Similarly, the ESOP Trustee shall retain responsibility for voting in its discretion, shares of Employer Securities which are subject to the pass through voting rights provided herein to the extent that Participants fail to give directions with respect to such allocated shares. Notwithstanding the foregoing, nothing in this
Section 12.8 shall prohibit delegation of the ESOP Trustee's voting responsibilities or duties to another named fiduciary or investment manager to the extent permitted by, and in accordance with, the Act. To the extent permitted by law, the ESOP Trustee shall not be liable for following the proper directions of Participants, an investment manager, or another named fiduciary in accordance with the rules herein.

        (c)     NO REGISTRATION-TYPE CLASS OF SECURITIES.  If the
                ----------------------------------------
Corporation does not have a "registration-type class of securities," the voting pass through rights provided in paragraph (b) above shall apply to all voting Employer Securities allocated to Participant Accounts with respect to all matters involving approval or disapproval of any corporate merger or consolidation, recapitalization, reclassification, liquidation, dissolution, sale of substantially all the assets of a trade or business, or any similar transaction (as defined in the applicable regulations under Section 409(e)(3) of the
Code).

        (d)     REGISTRATION-TYPE CLASS OF SECURITIES.  If the
                -------------------------------------
Corporation has a "registration-type class of securities", the voting pass through rights provided in paragraph (b) above shall apply to all voting Employer Securities allocated to Participant Accounts with respect to all matters submitted to shareholders for their vote.

        (e)     PROXY MATERIALS; VOTING DIRECTION.  Prior to the
                ---------------------------------
holding of any annual or special meeting of the shareholders of the Corporation at which such matters are to be voted upon, the ESOP Trustee, or an agent designated by the ESOP Trustee for that purpose, shall verify that the Corporation or its agent has sent to each Participant (or Beneficiary if the Participant has died) entitled to pass through voting rights as described herein, a proxy statement and/or other neutral information which the ESOP Trustee deems appropriate in order to provide Participants necessary and accurate information regarding the voting decisions being passed through, together with a form to be returned to the ESOP Trustee or its designated agent instructing the ESOP Trustee to vote the shares of Employer Securities allocated to the Participant's Accounts in accordance with the Participant's wishes. Alternatively, or if the Corporation fails to provide such information, the ESOP Trustee shall send or cause to be sent such information to Participants who are entitled to direct the voting of Employer Securities hereunder. Each Participant shall have the right to direct the ESOP Trustee how to vote the number of votes attributable to the full and fractional shares of Employer Securities that are subject to pass through voting herein by completing the voting direction form and returning it to the ESOP Trustee or its designated agent. If the ESOP Trustee, or its designated agent, does not receive instructions from a Participant at least two (2) days prior to such meeting, the ESOP Trustee shall vote all of the Employer Securities attributable to the Accounts of such a Participant, in its discretion, subject to the directions of the independent fiduciary, if one has been appointed. If the ESOP Trustee has designated an agent for purposes of this Section 12.8, the ESOP Trustee may remove such agent and appoint a new agent, or exercise its powers without the use of an agent, as it shall determine in its sole discretion.

        (f)     VOTING RIGHTS OVERRIDE. Notwithstanding anything in
                ----------------------
this Section 12.8 to the contrary, the ESOP Trustee shall disregard any Participant directions made under authority of paragraph (b), and vote any Employer Securities subject to such directions in the ESOP Trustee's sole discretion, to the extent required by the Act or the Code.

        (g)     REGISTRATION-TYPE CLASS OF SECURITIES DEFINED.  For
                ---------------------------------------------
purposes of this Section 12.8, the phrase "registration-type class of securities" means:

        (1) a class of securities required to be registered under section 12 of the Security Exchange Act of 1934, and

        (2) a class of securities which would be required to be so registered except for the exemption from registration provided in subsection (g)(2)(H) of such section 12.

12.9.   SECURITIES REGISTRATION.
        -----------------------

        In the event that, in the opinion of counsel for the Corporation or the Advisory Committee, any acquisition, sale or distribution of Employer Securities shall be made in circumstances requiring registration of the securities or Participants' interests in the Trust Fund under the Securities Act of 1933 or qualification of the securities under the "blue sky" laws of any state or states, or requiring any other form of compliance with Federal or state securities laws, then the Employers may, in their sole discretion and at their own expense, take or cause to be taken any and all such action as may be necessary or appropriate to effect such registration, qualification or other form of compliance, but shall not be required to take such action.

12.10.  SECURITIES RESTRICTIONS.
        -----------------------

        The Advisory Committee may, in its sole discretion and subject to ARTICLE SEVEN, condition delivery of Employer Securities distributable pursuant to ARTICLE ELEVEN upon delivery by the Participant to the Advisory Committee of a written statement, in such form as the Advisory Committee may reasonably require, containing all or any of the following:

        (a)     A certification that he is acquiring the Employer
Securities for his own account and not with a view to or for sale in connection with any distribution of such shares;

        (b) An acknowledgment that the Employer Securities are being acquired in a transaction not involving any public offering and without being registered under the Securities Act of 1933 and that the shares may not be sold except in a transaction that complies with the requirements of the Securities Act of 1933 and the rules and regulations promulgated thereunder;

        (c) An acknowledgment that his right to transfer such Employer Securities and the right of any person to acquire such Employer Securities may be restricted by the provisions of this ARTICLE TWELVE and/or ARTICLE SEVEN of this Plan, and that the certificates evidencing the Employer Securities may contain a legend setting forth or referring to the various restrictions to which transfer of such Employer Securities are or may be subject;

        (d) An acknowledgment that the Employer Securities are being acquired in a private transaction, that such shares have not been registered under the Securities Act of 1933 and that the Corporation, Administrative Trustee, ESOP Trustees and Advisory Committee have neither the obligation or the intention to effect any such registration and therefore such Employer Securities must be held by the distributee indefinitely and without any market therefor unless the shares are subsequently registered under the Securities Act of 1933 or an exemption from the registration provisions of such Act is available; and

        (e) An acknowledgment, if appropriate, that he has been advised that Rule 144 under the Securities Act of 1933 (which Rule permits sales of securities in limited amounts in accordance with the terms and conditions of such Rule) or any successor thereto may not be applicable to resales of the Employer Securities, and that no assurance has been given him as to whether or when there may be any registration statement under such Act covering the Employer Securities being distributed, or whether or when such Rule or any other exemption from the requirements for registration under such Act might be applicable.


                        ARTICLE THIRTEEN
                        ----------------

                 AMENDMENT, MERGER AND TERMINATION
                 ---------------------------------

13.1.  AMENDMENT OF PLAN AND TRUST AGREEMENTS.
       --------------------------------------

        The Plan, the Trust Agreement and the ESOP Trust Agreement may be amended at any time and from time to time by an instrument in writing executed pursuant to authority granted by the Board. Upon delivery to the Advisory Committee by the Corporation of such instrument and of evidence of such authority, the Plan, the Trust Agreement and the ESOP Trust Agreement shall be deemed to have been amended in the manner and to the extent therein set forth. No amendment shall substantially increase the duties and liabilities of the members of the Advisory Committee then serving without their written consent. Any such amendment may be in whole or in part and may be prospective or retroactive; provided, however, that no amendment shall be effective to the extent it shall have the effect of reverting to the Corporation or any other Employer the whole or any part of the principal or income of the Trust Fund or of diverting any part of the principal or income of the Trust Fund to purposes other than for the exclusive benefit of the Participants or their Beneficiaries. No such amendment shall diminish the rights of any Participant with respect to contributions made by him prior to the date of such amendment.

13.2.   MERGER OR CONSOLIDATION.
        -----------------------

        In the event of merger or consolidation of this Plan with another stock bonus plan, employee stock ownership plan, profit sharing plan, pension plan or other plan, or a transfer of assets or liabilities of the Trust Fund to any other such fund, each Participant shall have a right to a benefit immediately after such merger, consolidation or transfer (if the Plan was then terminated) that is at least equal to, and may be greater than, the benefit to which he had a right immediately before such merger, consolidation or transfer (if the Plan was then terminated).

13.3.   DISCONTINUANCE AND TERMINATION OF PLAN.
        --------------------------------------

        The Board shall have the right to terminate the Plan and to direct distribution of the Trust Fund. In the event of termination of the Plan, the Board shall have the power to terminate contributions by appropriate resolution. A certified copy of such resolution or resolutions shall be delivered to the Advisory Committee. In the event of termination of the Plan or discontinuance of contributions (and the Employer does not establish or maintain a successor defined contribution plan, in accordance with the provisions set forth in Treasury Regulations Section 1.401(k)-1(d)(3)), the Board may direct the Advisory Committee to instruct the Administrative Trustee and the ESOP Trustees to make distribution to the Participants as soon as practicable in the same manner as if their employment with the Employer had then terminated (provided that in any event distribution of the Trust Fund may be delayed pending liquidation of any loan obligation entered into pursuant to ARTICLE SEVEN), or the Board may direct that the Plan shall be continued without any further contributions. No distributions shall be made after termination of contributions by the Employers until a reasonable time after the Corporation has received from the United States Treasury Department a determination under the provisions of the Code as to the effect of such termination or discontinuance upon the qualification of the Plan.
 In the event such determination is unfavorable, then prior to making any distributions hereunder, the Administrative Trustee and the ESOP Trustees shall pay any Federal or state income taxes due because of the income of the Trust Fund and shall then distribute the balance in the manner above provided. The Corporation may, by written notice delivered to the Administrative Trustee, the ESOP Trustees and the Advisory Committee, waive the Corporation's right hereunder to apply for such a determination, and if no application for determination shall have been made within sixty (60) days after the date specified in the terminating resolution or after the date of discontinuance of contributions, the Corporation shall be deemed to have waived such right. A mere suspension of contributions by the Employers shall not be construed by the Advisory Committee as a discontinuance thereof.
In the event of a complete or partial termination of the Plan, or complete discontinuance of contributions under the Plan, the Account balances of each affected Participant shall be non-forfeitable to the extent funded.

13.4.   SUCCESSORS.
        ----------

        In case of the merger, consolidation, liquidation, dissolution or reorganization of an Employer, or the sale by an Employer of all or substantially all of its assets, provision may be made by written agreement between the Corporation and any successor corporation acquiring or receiving a substantial part of the Employer's assets, whereby the Plan will be continued by the successor. If the Plan is to be continued by the successor, then effective as of the date of the applicable event the successor corporation shall be substituted for the Employer under the Plan. The substitution of a successor corporation for an Employer will not in any way be considered a termination of the Plan.

                        ARTICLE FOURTEEN
                        ----------------

                    INALIENABILITY OF BENEFITS
                    --------------------------

14.1.   NO ASSIGNMENT PERMITTED.
        -----------------------

        (a)     GENERAL PROHIBITION.  No Participant or Beneficiary,
                -------------------
and no creditor of a Participant or Beneficiary, shall have any right to assign, pledge, hypothecate, anticipate or in any way create a lien upon the Trust Fund. All payments to be made to Participants or their Beneficiaries shall be made only upon their personal receipt or endorsement, except as provided in Section 11.7, and no interest in the Trust Fund shall be subject to assignment or transfer or otherwise be alienable, either by voluntary or involuntary act or by operation of law or equity, or subject to attachment, execution, garnishment, sequestration, levy or other seizure under any legal, equitable or other process, or be liable in any way for the debts or defaults of Participants and Beneficiaries.

        (b)     PERMITTED ARRANGEMENTS.  This Section shall not
                ----------------------
preclude arrangements for the withholding of taxes from benefit payments, arrangements for the recovery of benefit overpayments, arrangements for the transfer of benefit rights to another plan, or arrangements for direct deposit of benefit payments to an account in a bank, savings and loan association or credit union (provided that such arrangement is not part of an arrangement constituting an assignment or alienation). A Participant may also grant the Administrative Trustee a security interest in his Accounts as collateral for the repayment of a loan to the Participant pursuant to and in accordance with Section 6.5. Additionally, this Section shall not preclude: (1) arrangements for the distribution of the benefits of a Participant or Beneficiary pursuant to the terms and provisions of a Qualified Domestic Relations Order in accordance with the following provisions of this ARTICLE FOURTEEN; or (2) effective for Plan Years commencing on or after August 5, 1997, the offsetting of benefits of a Participant or Beneficiary as permitted by Code Section 401(a)(13)(C).

14.2.   QUALIFIED DOMESTIC RELATIONS ORDERS.
        -----------------------------------

        (a)     DEFINITIONS.  A Qualified Domestic Relations Order is
                -----------
any judgment, decree, or order (including an order approving a property settlement agreement) which relates to the provision of child support, alimony, or marital property rights to a spouse, child, or other dependent of a Participant and which is entered or made pursuant to the domestic relations or community property laws of any State and which creates or recognizes the right of an "alternate payee" to receive all or a portion of the benefits payable with respect to a Participant under this Plan or assigns to an "alternate payee" the right to receive all or a portion of said benefits. For purposes of this ARTICLE FOURTEEN, an "alternate payee" is the spouse, former spouse, child or other dependent of a Participant who is recognized by a Qualified Domestic Relations Order as having the right to receive all or a portion of the benefits payable under the Plan with respect to the Participant.

        (b)     REQUIREMENTS.  In accordance with Section 414(p) of
                ------------
the Code, a judgment, decree or order (hereinafter collectively referred to as an "order") shall not be treated as a Qualified Domestic Relations Order unless it satisfies all of the following conditions:

        (1) The order clearly specifies the name and last known mailing address (if any) of the Participant and the name and last known mailing address of each alternate payee covered by the order, the amount or percentage of the Participant's benefits to be paid to each alternate payee or the manner in which such amount or percentage is to be determined, and the number of payments or period to which such order applies.

        (2) The order specifically indicates that it applies to this Plan.

        (3) The order does not require this Plan to provide any type or form of benefit, or any option, not otherwise provided under the Plan, and it does not require the Plan to provide increased benefits (determined on the basis of actuarial value).

        (4) The order does not require the payment of benefits to an alternate payee which are required to be paid to another alternate payee under another order previously determined to qualify as a Qualified Domestic Relations Order.

14.3.   EARLY COMMENCEMENT OF PAYMENTS TO ALTERNATE PAYEES.
        --------------------------------------------------

        (a)     EARLY PAYMENTS.  An order requiring payment to an
                --------------
alternate payee before a Participant has separated from employment may qualify as a Qualified Domestic Relations Order even if it requires payment prior to the Participant's "earliest retirement age." For purposes of this Section, "earliest retirement age" shall mean the earlier of (i) the date on which the Participant attains age fifty
(50) or (ii) the earliest date on which the Participant could begin receiving benefits under the Plan if the Participant separated from service. If the Order requires payments to commence prior to a Participant's actual retirement, the amounts of the payments must be determined as if the Participant had retired on the date on which such payments are to begin under such order, but taking into account only the present account balances at that time.

        (b)     ALTERNATE PAYMENT FORMS.  The order may call for the
                -----------------------
payment of benefits to an alternate payee in any form in which benefits may be paid under the Plan to the Participant, other than in the form of a joint and survivor annuity with respect to the alternate payee and his or her subsequent spouse.

14.4.   PROCESSING OF QUALIFIED DOMESTIC RELATIONS ORDERS.
        -------------------------------------------------

        (a)     NOTICE.  The Advisory Committee shall promptly notify
                ------
the Participant and any alternate payee who may be entitled to benefits pursuant to a previously received Qualified Domestic Relations Order of the receipt of any order which could qualify as a Qualified Domestic Relations Order. At the same time, the Advisory Committee shall advise the Participant and any alternate payees (including the alternate payee designated in the order) of the provisions of this Section relating to the determination of the qualified status of such orders.

        (b)     QUALIFIED NATURE OF ORDER.  Within a reasonable period
                -------------------------
of time after receipt of a copy of the order, the Advisory Committee shall determine whether the order is a Qualified Domestic Relations Order and notify the Participant and each alternate payee of its determination. The determination of the status of an order as a Qualified Domestic Relations Order shall be made in accordance with such uniform and nondiscriminatory rules and procedures as may be adopted by the Advisory Committee from time to time. If benefits are presently being paid with respect to a Participant named in an order which may qualify as a Qualified Domestic Relations Order or if benefits become payable after receipt of the order, the Advisory Committee shall notify the Trustee to segregate and hold the amounts which would be payable to the alternate payee or payees designated in the order if the order is ultimately determined to be a Qualified Domestic Relations Order. If the Advisory Committee determines that the order is a Qualified Domestic Relations Order within eighteen (18) months of receipt of the order, the Advisory Committee shall instruct the Trustee to pay the segregated amounts (plus any earnings thereon) to the alternate payee specified in the Qualified Domestic Relations Order. If within the same eighteen (18) month period the Advisory Committee determines that the order is not a Qualified Domestic Relations Order or if the status of the order as a Qualified Domestic Relations Order is not resolved, the Advisory Committee shall instruct the Trustee to pay the segregated amounts (plus any earnings thereon) to the person or persons who would have been entitled to such amounts if the order had not been entered. If the Advisory Committee determines that an order is a Qualified Domestic Relations Order after the close of the eighteen (18) month period mentioned above, the determination shall be applied prospectively only. The determination of the Advisory Committee as to the status of an order as a Qualified Domestic Relations Order shall be binding and conclusive on all interested parties, present and future, subject to the claims review provisions of Section 12.3.

14.5.   RESPONSIBILITY OF ALTERNATE PAYEES.
        ----------------------------------

        Any person claiming to be an alternate payee under a Qualified Domestic Relations Order shall be responsible for supplying the Advisory Committee with a certified or otherwise authenticated copy of the order and any other information or evidence that the Advisory Committee deems necessary in order to substantiate the individual's claim or the status of the order as a Qualified Domestic Relations Order.

                        ARTICLE FIFTEEN
                        ---------------

                       GENERAL PROVISIONS
                       ------------------

15.1.   SOURCE OF PAYMENT.
        -----------------

        Benefits under the Plan shall be payable only out of the Trust Fund and the Corporation and other Employers shall have no legal obligation, responsibility or liability to make any direct payment of benefits under the Plan. Neither the Corporation, any other Employer, the Advisory Committee, the Administrative Trustee nor the ESOP Trustees guarantee the Trust Fund against any loss or depreciation or guarantees the payment of any benefits hereunder. No persons shall have any rights under the Plan with respect to the Trust Fund or against the Administrative Trustee, the ESOP Trustees, the Advisory Committee, the Corporation or any Employer, except as specifically provided for herein.

15.2.   BONDING.
        -------

        The Corporation shall procure bonds for every "bondable fiduciary" in an amount not less than ten percent (10%) of the amount of funds handled and in no event less than One Thousand Dollars ($1,000.00), except the Corporation shall not be required to procure such bonds if the person is exempted from the bonding requirement by law or regulation or if the Secretary of Labor exempts the Trust from the bonding requirements. The bonds shall conform to the requirements of the Act and regulations thereunder. For purposes of this Section, the term "bondable fiduciary" shall mean any person who handles funds or other property of the Trust Fund.

15.3.   EXCLUSIVE BENEFIT.
        -----------------

        Except as otherwise provided herein or in the Trust
Agreement or the ESOP Trust Agreement, it shall be impossible for any part of the Trust Fund to be used for or diverted to purposes other than for the exclusive benefit of Participants and their Beneficiaries, except that payment of taxes and administration expenses may be made from the Trust Fund as provided in the Trust
Agreement.

15.4.   UNIFORM ADMINISTRATION; EXERCISE OF DISCRETION.
        ----------------------------------------------

        Whenever in the administration of the Plan any action is required by the Advisory Committee, including, but not limited to, action with respect to valuation, such action shall be uniform in nature as applied to all persons similarly situated and no such action shall be taken which will discriminate in favor of Highly Compensated Employees. All actions to be taken by the Advisory Committee, the Administrative Trustee or the ESOP Trustees shall be taken in the exercise of their discretion and shall be binding and conclusive on all persons.

15.5.   NO RIGHT TO EMPLOYMENT.
        ----------------------

        Participation in the Plan or as a Beneficiary shall not give any person the right to be retained in the employ of the Corporation or any other Employer nor, upon dismissal, to have any right or interest in the Trust Fund other than as provided in the Plan.

15.6.	HEIRS AND SUCCESSORS.6.	HEIRS AND SUCCESSORS.
        --------------------------------------------

        All of the provisions of this Plan shall be binding upon all persons who shall be entitled to any benefits hereunder, and their heirs and legal representatives.

15.7.   ASSUMPTION OF QUALIFICATION.
        ---------------------------

        Unless and until advised to the contrary, the Administrative Trustee and the ESOP Trustees may assume that the Plan is a qualified plan under the provisions of the Code relating to such plans, and that the Trust Fund is entitled to exemption from income tax under such provisions.

15.8.   EFFECT OF AMENDMENT.
        -------------------

        This Plan is not a new plan succeeding the Plan as constituted prior to the Effective Date, but is an amendment and restatement of the Plan as so constituted. The amount, right to and form of any benefits under this Plan, if any, of each person who is an Employee after the Effective Date, or the persons who are claiming through such an Employee, shall be determined under this Plan. The amount, right to and form of benefits, if any, of each person who separated from employment with the Employer prior to the Effective Date, or of persons who are claiming benefits through such a former Employee, shall be determined in accordance with the provisions of the Plan in effect on the date of termination of his employment, except as may be otherwise expressly provided under this Plan, unless he shall again become an Employee after the Effective Date.

15.9.	COMPLIANCE WITH SECTION 414(U) OF THE CODE.  Notwithstanding any
        ------------------------------------------
provision of the Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Section 414(u) of the Code effective
December 12, 1994.

        IN WITNESS WHEREOF, AMERCO has caused this Plan to be executed and its corporate seal to be hereunto affixed by its duly authorized officers, this 13th day of May, 1998.


                                        AMERCO



                                        By /S/ EDWARD J. SHOEN
                                           ---------------------------
                                        Its  President
                                           ---------------------------


                                        ATTEST:

                                        By /S/ GARY V. KLINEFELTER
                                           ---------------------------
                                        Its  Secretary
                                           ---------------------------